UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
___________________
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
EXELIXIS, INC.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1851 Harbor Bay Parkway
Alameda, CA 94502
DEAR FELLOW STOCKHOLDERS,
Exelixis’ mission is a simple one: to help cancer patients recover stronger and live longer. The company’s objective is the development of a pipeline of innovative product candidates with the potential to be the first and/or best in their respective therapeutic classes. To do that, Exelixis is drawing on three decades of experience in biopharmaceutical drug discovery, development and commercialization including its transformation of cabozantinib into a global oncology franchise.
As a result of the hard work and dedication of the Exelixis team, we’re pleased to report that 2024 was another highly productive year for the company across its business. The cabozantinib franchise continued to outperform, growing approximately 11% year over year in demand, new patient starts and revenue, with fiscal year 2024 U.S. net product revenues (NPR) of $1.8 billion. Global NPR generated by Exelixis and its partners were $2.5 billion. The company also significantly advanced the development of zanzalintinib and the pipeline alongside it, creating the potential for multiple
2025 zanzalintinib pivotal data readouts, pipeline data presentations and Investigational New Drug filings.
The year was also highly productive for the Exelixis Board of Directors as we welcomed new members and worked collaboratively to fulfill our corporate governance mandates. Our newest independent directors, Mary C. Beckerle,
Ph.D., and S. Gail Eckhardt, M.D., have provided additional important scientific judgment and clinical development expertise since joining the Board in January 2024. And throughout 2024 and into early 2025, the Board worked with management to ensure Exelixis’ continued good stewardship of capital – including careful expense management and the company’s share repurchase initiatives – while maintaining the level of R&D investment necessary to help ensure the company’s success.
More than anything, the Board seeks to provide the right mix of effective governance, oversight and support so that the Exelixis team can flourish. Based on the company’s progress throughout 2024 and its plans for 2025, we are confident that Exelixis is well positioned to take advantage of its many opportunities and generate long-term value for its stakeholders. We welcome your participation in the company’s 2025 Annual Meeting of Stockholders, which will be held in a virtual format on Wednesday, May 28, 2025, beginning at 9:00 a.m. Pacific Time. You’ll be able to view the meeting, submit questions and vote online at www.virtualshareholdermeeting.com/EXEL2025. See the following notice of our Annual Meeting for details on the business that will be conducted, as well as specific information regarding when and how to vote.
Thanks, as always, for your support and investment in Exelixis.
Very truly yours,

Stelios Papadopoulos, Ph.D. Chair of the Board	Julie Anne Smith Chair of the Compensation Committee

1851 Harbor Bay Parkway
Alameda, CA 94502
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2025
To the Stockholders of Exelixis, Inc.:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (Annual Meeting) of Exelixis, Inc., a Delaware
corporation (Exelixis), will be held on Wednesday, May 28, 2025, at 9:00 a.m., Pacific Time. The Annual Meeting will be held virtually and conducted via live webcast. You will be able to attend the virtual Annual Meeting, submit your questions and vote your shares online during the meeting by visiting www.virtualshareholdermeeting.com/EXEL2025 and using your 16-digit control number to enter the Annual Meeting. In addition, you may view a list of stockholders entitled to vote at the Annual Meeting, submit your questions and vote your shares online in advance of the Annual
Meeting by visiting www.proxyvote.com and using your 16-digit control number. The Annual Meeting will be held for the following purposes.
The Annual Meeting will be held for the following purposes:
1.To elect the eleven nominees for director to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
2.To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’
independent registered public accounting firm for the fiscal year ending January 2, 2026.
3.To approve, on an advisory basis, the compensation of Exelixis’ Named Executive Officers, as disclosed in the
Proxy Statement accompanying this Notice of Annual Meeting (Say on Pay).
4.To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.
You will only be able to register your attendance and gain access to the virtual Annual Meeting by using your 16-digit control number provided on your Notice of Internet Availability of Proxy Materials (Notice of Availability), your proxy card or your voting instruction form. It is, therefore, important to retain your Notice of Availability or a copy of your proxy card or voting instruction form. If you are a beneficial owner of shares held in “street name” who did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form and you wish to attend the Annual Meeting, please follow the specific instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy.
The list of stockholders of record entitled to vote at the virtual Annual Meeting will be available for inspection by contacting our Corporate Secretary 10 days prior to the Annual Meeting during ordinary business hours at our principal executive offices located at 1851 Harbor Bay Parkway, Alameda, California 94502.

Instead sending a paper copy of our Proxy Statement and our Annual Report for the fiscal year ended January 3, 2025
(Annual Report) to all of our stockholders, we are mailing a Notice of Availability. The Notice of Availability contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our Annual Report and a form of proxy card or voting instruction form. Any stockholders who do not receive a Notice of Availability will receive a paper copy of the proxy materials by mail. We believe that this approach permits us to provide our stockholders with the pertinent information in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
The record date for the Annual Meeting is March 31, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof.

Important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on May 28, 2025, at 9:00 a.m., Pacific Time, via live webcast at www.virtualshareholdermeeting.com/
EXEL2025. You will need your 16-digit control number provided on your Notice of Internet Availability of Proxy
Materials, your proxy card or your voting instruction form to gain access to the virtual Annual Meeting.
The Proxy Statement and Annual Report to stockholders are available at www.exel-
annualstockholdermeeting.com.
The Board of Directors recommends that you vote “FOR” Proposal Nos. 1-3 identified above.

By Order of the Board of Directors
JEFFREY J. HESSEKIEL
Executive Vice President and General Counsel
Alameda, California
April 16, 2025
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, TO ENSURE THAT YOU ARE REPRESENTED
AT THE MEETING AND TO ENSURE THAT A QUORUM IS PRESENT, WE URGE YOU TO VOTE YOUR PROXY ONLINE, BY
TELEPHONE OR BY RETURNING A PROXY CARD BY MAIL AS INSTRUCTED IN THE PROXY MATERIALS. EVEN IF YOU HAVE
VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING. PLEASE NOTE, HOWEVER,
THAT IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE, THEN THAT ENTITY IS THE
STOCKHOLDER OF RECORD, AND YOU WILL NEED TO FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTION
FORM THEY SEND TO YOU, AND THEY WILL VOTE YOUR SHARES AS YOU DIRECT.

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
May 28, 2025
Proposals to be voted on at the 2025 Annual Meeting of Stockholders

1.To elect the eleven nominees for director named in the Proxy Statement accompanying this Notice of Annual
Meeting to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

2.To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 2, 2026.

3.To approve, on an advisory basis, the compensation of Exelixis’ Named Executive Officers, as disclosed in the Proxy Statement accompanying this Notice of Annual Meeting.

4.To conduct any other business properly brought before the meeting.

Important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on May 28, 2025, at 9:00 a.m., Pacific Time, via live webcast at www.virtualshareholdermeeting.com/
EXEL2025. You will need your 16-digit control number provided on your Notice of Internet Availability of Proxy
Materials, your proxy card or your voting instruction form to gain access to the virtual Annual Meeting.
The Proxy Statement and Annual Report to stockholders are available at www.exel-
annualstockholdermeeting.com.

We intend to mail the Notice of Internet Availability of Proxy Materials relating to the Annual Meeting on or about
April 16, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

i	Exelixis, Inc.

2025 Proxy Statement	1

Table of Contents	Proxy Statement | Questions and Answers
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
AND VOTING
Why am I receiving these materials?
We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail because the Board of Directors (the Board), of Exelixis, Inc. (sometimes referred to as “we,” “us,” the “company” or “Exelixis”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (Annual Meeting), including at any adjournments or postponements of the meeting. The Annual
Meeting will be held virtually, on Wednesday, May 28, 2025, at 9:00 a.m., Pacific Time, via live webcast at
www.virtualshareholdermeeting.com/EXEL2025. We invite you to attend the Annual Meeting to vote your shares on the proposals described in this Proxy Statement, which will require your 16-digit control number provided on your
Notice of Internet Availability of Proxy Materials (described below), your proxy card or your voting instruction form.
Therefore, it is important to retain your Notice of Internet Availability of Proxy Materials or a copy of your proxy card or voting instruction form. Alternatively, you may simply complete, sign and return a proxy card, or follow the instructions below to vote your shares over the telephone or on the Internet.
We intend to send or make available these materials to stockholders on or about April 16, 2025.
Why is the Annual Meeting being held as a virtual Annual Meeting?
Our virtual Annual Meeting is designed to ensure that our stockholders who attend virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Accordingly, as a stockholder, you will be able to listen, submit questions and vote your shares online from any location in the world and at no cost, at
www.virtualshareholdermeeting.com/EXEL2025 by using your 16-digit control number provided on your Notice of
Internet Availability of Proxy Materials, proxy card or voting instruction form that accompanied your proxy materials.
Alternatively, you may submit your questions and vote your shares online in advance of the meeting by visiting
www.proxyvote.com and using your 16-digit control number.
The live webcast will begin promptly on Wednesday, May 28, 2025, at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time to allow ample time for the check-in procedures.
What is included in these proxy materials?
These proxy materials include:
››The Notice of Annual Meeting;
››The Proxy Statement for the Annual Meeting; and
››Our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, as filed with the Securities and
Exchange Commission (SEC) on February 11, 2025 (Annual Report).
If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders this year. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials
(Notice of Availability) to our stockholders who have not asked us to provide proxy materials in printed form. This method allows us to deliver the proxy materials to you more quickly, while lowering costs and conserving natural resources. All stockholders receiving a Notice of Availability can request a printed set of proxy materials. Moreover, all stockholders can access the proxy materials at www.exel-annualstockholdermeeting.com, irrespective of whether they receive a Notice of Availability or a printed copy of the proxy materials. Instructions on how to access the proxy materials on the Internet or how to request a printed copy may be found in the Notice of Availability and in this
Proxy Statement.

2	Exelixis, Inc.

In addition, a stockholder may ask to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the option to receive proxy materials electronically by email to help reduce the environmental impact of our annual meeting and to reduce costs associated with the physical printing and mailing of materials. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
How can I access the list of stockholders of record?
The list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual
Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Pacific Time, at our principal executive offices located at 1851 Harbor Bay Parkway, Alameda, California 94502 by contacting our
Corporate Secretary.
The list of stockholders of record will also be available via the virtual meeting website at
www.virtualshareholdermeeting.com/EXEL2025 prior to the Annual Meeting.
Who may vote at the Annual Meeting?
Only stockholders of record at the close of business on March 31, 2025 (the Record Date) will be entitled to vote at the
Annual Meeting. On the Record Date, there were 275,583,955 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust
Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below, or complete and mail the proxy card if you received printed materials.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Stockholder of Record
(i.e., “Street Name”)
If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your shares is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other stockholder of record regarding how to vote the shares in your account, and we invite you to attend the
Annual Meeting. Many brokers, banks or stockholders of record will provide you with a 16-digit control number via email or in your Notice of Availability or voting instruction form in order to attend and vote your shares at the Annual
Meeting. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, you will be provided with other instructions from your broker, bank or other stockholder of record that must be followed, including any requirement to obtain a valid legal proxy, in order for your broker, bank or other stockholder of record to vote your shares per your instructions or to attend and vote your shares at the Annual Meeting. Many brokers, banks or other stockholders of record allow a stockholder to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
What am I voting on?
The following three matters are scheduled for a vote at the Annual Meeting:
››Election of the eleven nominees for director named herein to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;
››Ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026; and
››Advisory approval of the compensation of our Named Executive Officers, as disclosed in this Proxy
Statement (Say on Pay).

2025 Proxy Statement	3

Table of Contents	Proxy Statement | Questions and Answers
How do I vote?
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
You may still attend the Annual Meeting and vote even if you have already voted by proxy.
Stockholder of Record: Shares Registered in Your Name
As a stockholder of record, you have four ways to vote:

At Virtual Meeting
›› To vote at the Annual Meeting, follow the instructions at www.virtualshareholdermeeting.com/
EXEL2025. You will need your 16-digit control number provided on your Notice of Availability, your proxy card or your voting instruction form to gain access to the Annual Meeting.

Via Internet
›› To vote on the Internet, go to www.proxyvote.com and follow the instructions provided in the Notice of Availability. You will need your 16-digit control number provided on your Notice of Availability, your proxy card or your voting instruction form to vote your shares in advance of the meeting. Your vote must be received by 11:59 p.m., Eastern Time, on May 27, 2025, to be counted.

By Telephone
›› To vote by telephone, follow the instructions and call the number provided in the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m. Eastern Time, on
May 27, 2025, to be counted.

By Mail
›› To vote by mail, follow the instructions provided in the proxy materials, request a paper copy of the proxy materials and then complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope that will be provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Held in Street Name
If you are a beneficial owner of shares held in street name, you should have received the Notice of Availability containing voting instructions from that organization rather than from us. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares electronically, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form.
If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the
Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, and you wish to vote prior to or at the
Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the March 31,
2025 Record Date.

4	Exelixis, Inc.

How are proxies voted?
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of a proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.
If I am a stockholder of record, what happens if I return a proxy card but do not make specific choices?
If you are a stockholder of record and you return a signed and dated proxy card without marking any voting selections, your shares will be voted on the proposals as follows:
››“For” the election of the eleven nominees for director described in Proposal 1;
››“For” the ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026, as described in Proposal 2; and
››“For” the advisory approval of the compensation of our Named Executive Officers (Say on Pay), as
described in Proposal 3.
If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card), if permitted, will vote your shares using his best judgment.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting in the following ways:
Stockholder of Record: Shares Registered in Your Name
››Your proxy may be revoked by filing with the Secretary of Exelixis at our principal executive office, Exelixis,
Inc., 1851 Harbor Bay Parkway, Alameda, California 94502, either (1) a written notice of revocation or
(2) a duly executed proxy card bearing a later date.
››Your proxy may also be revoked by granting a subsequent proxy by telephone or on the Internet (your latest telephone or Internet proxy is the one that is counted).
››Your proxy may also be revoked by attending the Annual Meeting and voting online via the live webcast.
Attendance at the Annual Meeting will not, by itself, revoke your proxy.
Beneficial Owner: Shares Held in Street Name
››If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank to revoke any prior voting instructions, which may include attending the
Annual Meeting and voting online via the live webcast.
What is the quorum requirement for the Annual Meeting?
A majority of the outstanding shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to hold a valid meeting. This is called a “quorum.” As this Annual Meeting is being held virtually, holders of record attending via the live webcast will be deemed to be present at the Annual Meeting.
If you are a stockholder of record, your shares will be counted towards the quorum only if you vote at the Annual
Meeting or have properly voted by proxy on the Internet, by telephone or by submitting a proxy card by mail. You may vote “For,” “Against” or “Abstain” with respect to Proposal Nos. 1, 2 and 3. Abstentions will be counted towards the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.
If you are a beneficial owner holding your shares in street name then only the broker, bank or other stockholder of record can vote your shares unless you obtain a valid legal proxy from the broker, bank or other stockholder of record, or are otherwise provided with a separate means to vote your shares (such as a 16-digit control number provided via email or on your Notice of Availability or voting instruction form). Please see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?” above. Shares represented by “broker non-votes” will be counted in determining whether there is a quorum present.

2025 Proxy Statement	5

Table of Contents	Proxy Statement | Questions and Answers
Votes will be counted by the inspector of election appointed for the Annual Meeting. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of shares present or represented by proxy at the Annual
Meeting may adjourn the Annual Meeting to another date.
How many votes are needed to approve each proposal, how are votes counted, and how are abstentions and broker non-votes treated?
››Proposal 1-Election of Directors: In an uncontested election such as this, directors are elected by a majority of the votes cast. Accordingly, each of the eleven nominees must receive “For” votes from the holders of a majority of the votes cast with respect to such director (i.e., the number of shares voted “For”
a director must exceed the number of shares voted “Against” that director). Abstentions and broker non-
votes are not counted for purposes of electing directors and will have no effect on the results of this vote.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of such substitute nominee as the Board, after receiving the recommendation of the Nominating and Corporate Governance Committee of the Board, may propose. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.
››Proposal 2-Ratification of Ernst & Young LLP: The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against the proposal.
››Proposal 3-Advisory Vote on Executive Compensation: The affirmative vote of a majority of shares present or by represented proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the non-binding, advisory vote on executive compensation. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal.
Broker non-votes will have no effect and will not be counted towards the vote total. Since the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are very important to the Board and the management team and, accordingly, the Compensation Committee and Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation Committee and Board as they continue to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders.
Do I have dissenters’ rights?
No. We are organized as a corporation under Delaware law. Under the Delaware General Corporation Law, our
stockholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement and we will not independently provide the stockholders with any such rights.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Will other matters be voted on at the Annual Meeting?
We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy
Statement. If any other matters not described in the Proxy Statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxyholders.

6	Exelixis, Inc.

What proxy materials are available on the Internet?
This Proxy Statement and our Annual Report are available at www.exel-annualstockholdermeeting.com.
What is the deadline for submitting stockholder proposals for the 2026 Annual Meeting?
To be considered for inclusion in the 2026 proxy materials, your proposal must be submitted in writing by
December 17, 2025, to our Corporate Secretary at Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502,
and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of
1934, as amended (Exchange Act). However, if our 2026 Annual Meeting of Stockholders is held before April 28, 2026, or after June 27, 2026, then the deadline will be a reasonable time prior to the time that we make our proxy materials available to our stockholders, either online or in printed form.
If you wish to submit a proposal or nominate a director at the 2026 Annual Meeting of Stockholders, but you are not
requesting that your proposal or nomination be included in next year’s proxy materials, you must submit your proposal in writing, in the manner set forth in our Bylaws, to our Corporate Secretary at Exelixis, Inc., 1851 Harbor Bay Parkway,
Alameda, California 94502, to be received no earlier than the open of business on January 28, 2026, and no later than the close of business on February 27, 2026. However, if our 2026 Annual Meeting of Stockholders is held before
May 3, 2026, or after June 22, 2026, then you must notify the Corporate Secretary, in writing, not earlier than the open of business on the 120th day prior to the date of the 2026 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of the 2026 Annual Meeting of Stockholders or (ii) if we
publicly announce the date of the 2026 Annual Meeting of Stockholders fewer than 70 days prior to the date of the
2026 Annual Meeting of Stockholders, the 10th day following the day that we first make such public announcement of the date of the 2026 Annual Meeting of Stockholders. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Exelixis nominees must comply with Rule 14a-19 under the Exchange Act. We also advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
How may I obtain a printed copy of the Proxy Materials?
Instructions on how to obtain a printed copy of the proxy materials are set forth in the Notice of Availability.
If I am a holder of record and I do not vote, what happens?
If you are a holder of record and do not vote, then your shares will not be voted at the Annual Meeting.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not provide the broker, bank or other stockholder of record holding your shares with voting instructions, and your broker or bank has not provided you with the means to vote your shares at the Annual Meeting, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form, your broker, bank or other stockholder of record will determine if it has the discretionary authority to vote on the particular matter.
››Your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the New York
Stock Exchange (NYSE). Your broker does not have discretionary authority to vote on Proposal No. 1
(election of directors) or Proposal No. 3 (Say on Pay) without voting instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these Proposals.
››Your broker has discretionary voting authority under NYSE rules to vote your shares on Proposal No. 2
(the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026), even if your broker does not receive voting instructions from you.

2025 Proxy Statement	7

Table of Contents	Proxy Statement | Questions and Answers
Who is paying for this proxy solicitation?
We are soliciting proxies and will bear the entire cost of soliciting proxies, including the preparation, printing and mailing of the Notice of Availability, the Notice of Annual Meeting, the Proxy Statement, the proxy card and any additional information furnished to stockholders. We have engaged Innisfree M&A Incorporated, located at 501
Madison Avenue, 20th Floor, New York, NY 10022, to assist in the solicitation of proxies from shareholders for a fee of
$25,000 plus reimbursement of customary out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.
What does it mean if I receive more than one Notice of Availability or proxy card?
If you receive more than one Notice of Availability or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Availability or proxy card to ensure that all of your shares are voted.

8	Exelixis, Inc.

Forward-Looking Statements
This Proxy Statement contains forward-looking statements, including, without limitation, statements related to:
Exelixis’ belief that its 2024 accomplishments have laid the groundwork for additional potential cabozantinib label expansions and for unlocking the potential of its diverse, rapidly maturing pipeline; Exelixis’ commitment to improving the standards of care for cancer patients through the discovery, development and introduction of new products with first-in-class or clinical best-in-class potential; the Board’s commitment to responsible stewardship and responsiveness to shareholder feedback and concerns, as well as to creating an environment where the Exelixis team can do its best work and further the company’s mission to help cancer patients recover stronger and live longer; Exelixis’ expectation that zanzalintinib will take center stage in 2025 as Exelixis’ next franchise opportunity that could improve standards of care for patients with cancer; anticipated zanzalintinib pivotal data milestones with respect to the STELLAR-303,
STELLAR-304, and STELLAR-305 trials and in the phase 1b/2 STELLAR-001 trial; Exelixis’ anticipated timing to initiate the
STELLAR-311 trial of zanzalintinib in neuroendocrine tumors in the first half of 2025; Exelixis’ expectations with respect to its clinical development collaboration with MSD International Business GmbH, known as Merck within the United
States and Canada (Merck); Exelixis’ key priorities and anticipated milestones for 2025; Exelixis’ commitment to contributing to society at large and creating sustained value for all of its stakeholders by translating science into impact for patients and all those it serves; Exelixis’ expectations that its employees and partners will commit to the highest standards of ethical behavior and maintain values and principles that reflect both global awareness and sustainability;
Exelixis’ dedication to offering patients with cancer treatments of the highest quality and acceptable safety profile and providing patients with access to Exelixis medicines; Exelixis’ commitment to fostering a culture of belonging; Exelixis’
commitment to conducting business in an environmentally and climate respectful way; Exelixis’ scientific pursuit to create transformational treatments that give more patients hope for the future; and other statements that are not historical facts. Any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and are based upon Exelixis’ current plans, assumptions, beliefs, expectations, estimates and projections. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties, which include, without limitation: the degree of market acceptance of CABOMETYX and other Exelixis products in the indications for which they are approved and in the territories where they are approved, and Exelixis and its partners’ ability to obtain or maintain coverage and reimbursement for these products; the effectiveness of CABOMETYX and other Exelixis products in comparison to competing products; the level of costs associated with Exelixis’ commercialization, research and development, in-licensing or acquisition of product candidates, and other activities; Exelixis’ ability to maintain and scale adequate sales, marketing, market access and product distribution capabilities for its products or to enter into and maintain agreements with third parties to do so;
the availability of data at the referenced times; the potential failure of cabozantinib, zanzalintinib and other Exelixis product candidates, both alone and in combination with other therapies, to demonstrate safety and/or efficacy in clinical testing; uncertainties inherent in the drug discovery and product development process; Exelixis’ dependence on its relationships with its collaboration partners, including their pursuit of regulatory approvals for partnered compounds in new indications, adherence to their obligations under relevant collaboration agreements and the level of investment in the resources necessary to complete clinical trials or successfully commercialize partnered compounds in the territories where they are approved; complexities and the unpredictability of regulatory review and approval processes in the U.S. and elsewhere; Exelixis’ continuing compliance with applicable legal and regulatory requirements;
unexpected concerns that may arise as a result of the occurrence of adverse safety events or additional data analyses of clinical trials evaluating cabozantinib, zanzalintinib and other Exelixis products; Exelixis’ dependence on third-party vendors for the development, manufacture and supply of its products and product candidates; Exelixis’ ability to protect its intellectual property rights; market competition, including the potential for competitors to obtain approval for generic versions of Exelixis’ marketed products; changes in economic and business conditions, including as a result of global trade wars, tariffs and inflation; and other factors detailed from time to time under the caption “Risk Factors”
in Exelixis’ most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in Exelixis’
future filings with the SEC. All forward-looking statements in this Proxy Statement are based on information available to Exelixis as of the date of this Proxy Statement, and Exelixis undertakes no obligation to update or revise any forward-
looking statements contained herein, except as required by law.

2025 Proxy Statement	9

Table of Contents	Proposal 1 | Election of Directors
PROPOSAL 1
ELECTION OF DIRECTORS

Proposal Snapshot – Item 1. Election of Directors
What is being voted on: Election of 11 director nominees to our Board.
Board recommendation: After a review of the individual qualifications and experience of each of our director nominees and his or her contributions to our Board (as applicable), our Board determined unanimously to recommend that shareholders vote FOR all of our director nominees.

Our Directors
Updates about our Board – New Directors
In January 2024, our Board welcomed Mary C. Beckerle Ph.D. and S. Gail Eckhardt M.D. as independent directors, each of whom were recommended to our Nominating and Corporate Governance Committee by our independent director search firm.
Drs. Beckerle and Eckhardt each bring significant experience as described in their biographies below, and are members of committees of the Board commensurate with their respective backgrounds:
››Dr. Eckhardt serves on our Compensation Committee and Research & Development Committee; and
››Dr. Beckerle serves on our Nominating and Corporate Governance Committee (Governance Committee),
Research & Development Committee, and Risk Committee.
Changes in Board Leadership
Ms. Freire was appointed to serve as Chair of the Governance Committee, effective May 30, 2024, bringing her corporate governance and leadership experience in the public sector into this key role. Mr. Heyman assumed the role of Chair of the Risk Committee, effective May 30, 2024, bringing Mr. Heyman’s leadership experience in the pharmaceutical sector, as well as his extensive public and private company board experience, to this role and, on
January 1, 2025, Dr. Beckerle was appointed to serve as a member of the Risk Committee.
Our Certificate of Incorporation and Bylaws provide for the annual election of each director. The Board’s nominees for director are:

Director Nominees	Age	Position	Director Since
Mary C. Beckerle, Ph.D.	70	Independent Director	2024
S. Gail Eckhardt, M.D.	67	Independent Director	2024
Maria C. Freire, Ph.D.	70	Independent Director	2018
Tomas J. Heyman	69	Independent Director	2023
David E. Johnson	42	Independent Director	2023
Michael M. Morrissey, Ph.D.	64	President and Chief Executive Officer	2010
Robert L. Oliver, Jr.	66	Independent Director	2023
Stelios Papadopoulos, Ph.D.	76	Independent Chair of the Board	1994
George Poste, DVM, Ph.D., FRS	80	Independent Director	2004
Julie Anne Smith	54	Independent Director	2016
Jack L. Wyszomierski	69	Independent Director	2004

10	Exelixis, Inc.

If elected at the Annual Meeting, each of these director nominees will serve for a one-year term expiring at our next annual meeting of stockholders in 2026. Each director will hold office until his or her successor has been elected and qualified, or until the director’s earlier death, resignation or removal.
Majority Voting Standard and Resignation Policy
As this is an uncontested election, each director must be elected by a majority of the votes cast. This means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Our Corporate
Governance Guidelines require that all director nominees set forth in this Proxy Statement have tendered an irrevocable resignation as a director conditioned upon: (i) such director failing to receive a majority of “for” votes; and
(ii) acceptance by the Board of such resignation. If a director fails to receive a majority of “for” votes, then our
Governance Committee will determine whether to recommend to the Board that it accept such director’s resignation by evaluating the best interests of the company and its stockholders and considering all relevant factors and information. Our Board will act on the Governance Committee’s recommendation within ninety days following certification of the stockholder vote. If the Board determines not to accept the conditional resignation of a director, the
Board will promptly disclose its decision-making process and decision to reject the conditional resignation in a Form 8-K furnished to the SEC.

2025 Proxy Statement	11

Table of Contents	Proposal 1 | Election of Directors
Board Independence, Qualifications and Skills
The Board regularly evaluates the skills and experiences that it believes are desirable to be represented on the Board and best align with our strategic vision and business and operations. Below are certain qualifications, skills and experiences of our director nominees that contribute to the Board’s effectiveness as a whole.

Board Independence	Board Tenure

91% (10/11) are “independent”within the meaning of applicable SEC rules and Regulations and the Nasdaq listing standards	Over half of out board members have a tenure of 7 years or less

Board Skills

Board Member

Financial Expertise Experience or expertise in financial accounting and reporting or the financial management of a major organization		73% (8/11)

Commercial Understanding of financial, operational, regulatory and strategic issues related to the sales of pharmaceutical or biotechnology products		55% (6/11)

Public Company Governance Multiple years of experience as a board member of a publicly traded company and familiarity with key corporate governance matters		100% (11/11)

CEO Leadership Experience as Chief Executive Officer or equivalent management position of a large or growing business or non-profit organization		55% (6/11)

Research & Development
Experience or expertise in discovery, biotechnology/
biochemistry or clinical development of pharmaceutical
products, including familiarity with FDA regulations and
ethical practices
55% (6/11)

Strategic Initiatives
Experience driving strategic direction and growth of a
large, complex business or nongovernmental
organization, including expertise with acquisitions,
licensing and other development activities
73% (8/11)

12	Exelixis, Inc.

Director Independence

10 of 11 Director Nominees are Independent
Our Board determined that each of our director nominees (other than Dr. Morrissey) is “independent” within the meaning of applicable SEC rules and regulations and the Nasdaq listing standards. Dr. Garber and Ms. Wright, each of whom served as directors for part of 2024 before their respective departures from the Board, were also determined to be independent. In addition, the Board determined that: (i) all directors who serve on the Audit,
Compensation and Governance Committees are independent under applicable Nasdaq listing standards; and (ii) all members of the Audit Committee meet the independence requirements under the Exchange Act.

Process for Independence Assessment
We have adopted standards for director independence pursuant to Nasdaq listing standards, which require that a majority of the members of a listed company’s board of directors qualify as “independent,” as affirmatively determined by the board of directors. An “independent director” means a person other than an officer or employee of Exelixis or one of our subsidiaries, or another individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To assess independence, our Governance Committee and our Board review all relevant transactions or relationships between each director, or any of his or her family members, and Exelixis, its senior management or its independent registered public accounting firm.
Special Note Regarding Independence of Dr. Papadopoulos. Dr. Papadopoulos is considered a “co-founder” of Exelixis as a result of financial contributions he made during the earliest part of our history and his role in assembling and advising the scientists who ultimately served as our earliest management team. However, Dr. Papadopoulos has never been employed by us or otherwise involved with any daily business operations. Furthermore, our management team today is composed entirely of different individuals from our earliest management team. Accordingly, the Board has determined that Dr. Papadopoulos is independent under applicable SEC rules and the Nasdaq listing standards and is qualified to serve as our Chair and on our Audit Committee, as the Board believes that he has no interest, business or other relationship (including no family relationships) that could, or could reasonably be perceived to, materially interfere with his ability to act in the best interests of Exelixis.

2025 Proxy Statement	13

Table of Contents	Proposal 1 | Director Nominees

Director Nominees

Mary C. Beckerle, Ph.D. Chief Executive Officer, Huntsman Cancer Institute at the University of Utah
Director since 2024
Age 70
Key Qualifications and Expertise:
Our Board concluded that Dr. Beckerle should
continue to serve as a director of Exelixis due to her
training as a scientist, her extensive knowledge and
experience in the field of cancer research and
treatment, and her broad leadership experience, in
particular her corporate governance experience,
resulting from managing a world-class healthcare
organization and service on various public company
boards and scientific or advisory boards.
Committee Assignments:
•Governance Committee
•Research & Development Committee
•Risk Committee
Other Current Public Company Boards:
•Huntsman Corporation, serving on the
Nominating and Corporate Governance
Committee and Sustainability Committee
•Johnson & Johnson, serving on the Regulatory
Compliance & Sustainability Committee and
Science & Technology Committee (Chair)

Mary C. Beckerle, Ph.D., has been a director since January 2024. Since 2006, Dr. Beckerle has served as Chief Executive Officer of the Huntsman Cancer Institute at the University of
Utah, and is also currently serving as Associate Vice President for Cancer Affairs and a
Distinguished Professor of Biology and Oncological Sciences at the University of Utah. She
first joined the faculty of the University of Utah in 1986, serving in numerous research and leadership positions over the years, and currently holds the Jon M. Huntsman Presidential
Endowed Chair. Dr. Beckerle has served as a member of the board of directors of
Huntsman Corporation, a publicly held global manufacturer of specialty chemicals, since
2011, and as a member of the board of directors of Johnson & Johnson, a publicly held diversified healthcare company, since 2015. She has been named a National Association of
Corporate Directors (NACD) Corporate Governance Fellow and was a 2018 NACD
Directorship 100 Honoree. In addition, she currently serves on a number of scientific and other advisory boards, including the Medical Advisory Board of the Howard Hughes
Medical Institute since 2015, on various external advisory boards of National Cancer
Institute-designated cancer centers, and, in 2024, was reappointed to the National
Institute of Health’s Advisory Committee to the Director for a second term (previously serving from 2007-2010). Previously, Dr. Beckerle served as a member of the Board of
Scientific Advisors of the National Cancer Institute from 2018 to 2022, the External
Advisory Board of the Dana-Farber/Harvard Cancer Center from 2013 to 2022, the board of directors of the American Association for Cancer Research from 2013 to 2016, the
American Cancer Society Council for Extramural Grants from 2008 to 2012 (serving as
Chair from 2010 to 2012) and President of the American Society for Cell Biology from 2006 to 2007. She is also an elected member of the National Academy of Sciences, the
American Philosophical Society and the American Academy of Arts and Sciences. Dr.
Beckerle holds a B.A. in Biology and Psychology (magna cum laude) from Wells College and a Ph.D. in Molecular, Cellular and Developmental Biology from the University of
Colorado, Boulder. She completed her post-doctoral fellowship in Anatomy and Cell
Biology at the University of North Carolina at Chapel Hill.

14	Exelixis, Inc.

S. Gail Eckhardt, M.D. Professor and Associate Dean of Experimental Therapeutics, Associate Director of Translational Research, Dan L. Duncan Comprehensive Cancer Center, at Baylor College of Medicine
Director since 2024
Age 67
Key Qualifications and Expertise:
Our Board concluded that Dr. Eckhardt should
continue to serve as a director of Exelixis due to her
skills as a physician and medical researcher, and her
leadership experience in drug development and
translational medicine relative to oncology, as well as
her service on various public company boards and
scientific or advisory boards.
Committee Assignments:
•Compensation Committee
•Research & Development Committee
Other Current Public Company Boards:
•Amgen Inc., serving on the Scientific Advisory
Board (Oncology)

S. Gail Eckhardt, M.D., has been a director since January 2024. Since September 2023, Dr.
Eckhardt has served as Professor and Associate Dean of Experimental Therapeutics at
Baylor College of Medicine and holds the Albert and Margaret Alkek Foundation Endowed
Chair; she is also Associate Director of Translational Research at the Dan L. Duncan
Comprehensive Cancer Center at Baylor College of Medicine. Between 2017 and 2023, she
was a tenured professor at Dell Medical School at the University of Texas at Austin, where she also served as Chair of the Department of Oncology, Associate Dean of Cancer
Programs and as the inaugural Director of the Livestrong Cancer Institutes. Prior to joining the University of Texas, Dr. Eckhardt was a member of the faculty at the University of
Colorado School of Medicine from 1999 to 2017 (receiving tenure in 2001), where she had numerous roles and responsibilities, including Division Head of Medical Oncology,
Associate Director for Translational Research at the University of Colorado Comprehensive
Cancer Center and Director of the Phase I Program and Fellowship. Dr. Eckhardt has
served as a member of the board of directors of Syros Pharmaceuticals, Inc., a publicly held biopharmaceutical company focused on developing frontline treatments for patients with hematologic malignancies, from September 2020 to November 2024. She is currently on the Scientific Advisory Board (Oncology) of Amgen Inc., a publicly held biotechnology company focused on the development of medicines to treat rare diseases, inflammation, and certain cancers. In addition, she has served on numerous committees and study sections, including the American Society of Clinical Oncology’s Molecular Oncology Task
Force and Board of Directors, the U.S. Food and Drug Administrations’ Oncology Drugs
Advisory Committee and the National Cancer Institute’s Cancer Centers Study Section and
Investigational Drug Steering Committee, as well as eleven external advisory boards of
National Cancer Institute-designated cancer centers. Dr. Eckhardt is also a current member of the National Academies Cancer Policy Forum and was previously a lead mentor in the American Society of Clinical Oncology’s Leadership Development Program
and a member of the board of directors of the Association of American Cancer Institutes.
Dr. Eckhardt holds a B.S. in Chemistry from Stephen F. Austin State University and an M.D.
from the University of Texas Medical Branch in Galveston. She conducted her internship and residency in Internal Medicine at the University of Virginia Medical School, followed by a post-doctoral research fellowship in Experimental and Molecular Medicine at Scripps
Research Institute in La Jolla, California and a fellowship in Medical Oncology at the
University of California, San Diego.

Maria C. Freire, Ph.D. Former President and Executive Director, Foundation for the National Institutes of Health
Director since 2018
Age 70
Key Qualifications and Expertise:
Our Board concluded that Dr. Freire should continue
to serve as a director of Exelixis due to her training as
a scientist, her knowledge and experience with respect
to U.S. and global public health, the biopharmaceutical
industry and government healthcare policymaking, as
well as her leadership experience in the public sector.
Committee Assignments:
•Governance Committee (Chair)
•Research & Development Committee
Other Current Public Company Boards:
•Alexandria Real Estate Equities, serving on the
Nominating & Corporate Governance
Committee and the Science & Technology
Committee (Chair)
•Biogen Inc., serving on the Compensation and
Management Development Committee

Maria C. Freire, Ph.D., has been a director since April 2018. From 2012 to 2021, Dr. Freire served as President and Executive Director and as a member of the board of directors of the Foundation for the National Institutes of Health. Previously, she served as President and as a member of the board of directors of the Albert and Mary Lasker Foundation from
2008 to 2012, as President and Chief Executive Officer of the Global Alliance for TB Drug
Development from 2001 to 2008 and as Director of the Office of Technology Transfer at
the National Institutes of Health from 1995 to 2001. Dr. Freire has served on the board of directors of Biogen Inc., a publicly held biopharmaceutical company focused on the treatment of serious diseases, since 2021 and on the board of directors of Alexandria Real
Estate Equities, Inc., a publicly held urban office real estate investment trust uniquely focused on collaborative life science and technology campuses, since 2012. Dr. Freire previously served on the board of directors of Koneksa Health, a private digital biomarker company, from 2022 to 2024. She has previously served on the boards of numerous national and international organizations, including the Science Board of the U.S. Food and
Drug Administration, the World Health Organization Commission on Intellectual Property
Rights, Innovation and Public Health and the United Nations Secretary General’s High
Level Panel on Access to Medicines. Dr. Freire is also a member of the National Academy of Medicine and the Council on Foreign Relations, and she is the recipient of numerous awards, including a 2017 Gold Stevie Award for “Woman of the Year,” the U.S.
Department of Health and Human Services Secretary’s Award for Distinguished Service,
the Arthur S. Fleming Award and the Bayh-Dole Award. Dr. Freire holds a Ph.D. in
Biophysics from the University of Virginia and a B.S. from the Universidad Peruana
Cayetano Heredia in Lima, Peru.

2025 Proxy Statement	15

Table of Contents	Proposal 1 | Director Nominees

Tomas J. Heyman Operating Partner, Bioqube Ventures
Director since 2023
Age 69
Key Qualifications and Expertise:
Our Board concluded that Mr. Heyman should
continue to serve as a director of Exelixis due to his
expertise in corporate development and his significant
leadership experience in the biopharmaceutical sector,
as well as his extensive experience serving on the
boards of several public and private companies.
Committee Assignments:
•Governance Committee
•Risk Committee (Chair)
Other Current Public Company Boards:
•Akero Therapeutics, Inc., serving on the Audit
Committee and Nominating and Corporate
Governance Committee (Chair)
•OptiNose, Inc., serving on the Nominating and
Corporate Governance Committee and
Compensation Committee (Chair)
•Legend Biotech Corporation

Tomas J. Heyman has been a director since May 2023. Since 2020, Mr. Heyman served as operating partner at Bioqube Ventures, a life sciences investment firm. Previously, Mr.
Heyman served as a consultant to Interlaken Therapeutics, Inc., a biotechnology company, and as its interim Chief Executive Officer from 2021 to 2024,  served as the President of
Johnson & Johnson’s Corporate Venture Capital Group, the venture capital arm of Johnson
& Johnson, a pharmaceutical and consumer packaged goods company, from 2015 to 2019, and as the Global Head of Business Development for Johnson & Johnson’s Pharmaceutical
Group from 1992 to 2015. In addition, he served as Managing Director of Janssen
Pharmaceutica, a pharmaceutical NV, a pharmaceutical company and an affiliate of
Johnson & Johnson (now known as Johnson & Johnson Innovative Medicine), from 2008 to 2016. Mr. Heyman began his career as a member of the legal department of Janssen
Pharmaceutica NV in 1982. Mr. Heyman has also served as a member of  the board of directors of Legend Biotech Corporation, a publicly held biotechnology company, since
2022; OptiNose, Inc., a publicly held specialty pharmaceutical company, since 2020, Akero
Therapeutics, Inc., a publicly held biotechnology company, since 2020 and Primmune
Therapeutics, a privately held pharmaceutical company, since 2024. Previously, Mr.
Heyman has served as non executive chairman of the board of directors of Venatorx, Inc., a privately held pharmaceutical company, from 2023 to 2024, served as a member of the board of directors of Xilio Therapeutics, Inc., a publicly held biotechnology company, from
2022 to 2024, Invivyd, Inc. (formerly Adagio Therapeutics), a publicly held biopharmaceutical company, from 2021 to 2024,  and as a member of the Supervisory
Board of Crucell NV, a biotechnology company. In addition to his private and public company experience, Mr. Heyman has served on the board of directors of the
International Biomedical Research Alliance, a non-profit organization focused on biomedical research, since 2018, and as a member of the board of directors of
Interuniversitair Micro-Electronica Centrum VZW, a Belgian non-profit organization specializing in micro- and nano-electronic research, since 2012. Mr. Heyman holds a
Master of Laws from Katholieke Universiteit Leuven. He continued with post-graduate studies in International Law in Geneva, Switzerland, and post-graduate studies in Business
Management at the University of Antwerp in Belgium.

David E. Johnson Managing Partner and Chief Investment Officer, Caligan Partners LP
Director since 2023
Age 42
Key Qualifications and Expertise:
Our Board concluded that Mr. Johnson should
continue to serve as a director at Exelixis due to his
expertise in strategic capital allocation and experience
as an investor and director for various life
sciences companies.
Committee Assignments:
•Audit Committee
•Research & Development Committee
Other Current Public Company Boards:
•Liquidia Corporation, serving on the
Audit Committee

David E. Johnson has been a director since May 2023. Since 2017, Mr. Johnson has served as the Managing Partner and Chief Investment Officer of Caligan Partners LP, an SEC-
registered investment adviser. Previously, he served as Managing Director at the Carlyle
Group, a global private equity, alternative asset management and financial services firm, from 2010 to 2017, and as Vice President in the Principal Investments area at Morgan
Stanley, a global financial services and investment management firm, from 2004 to 2010.
Prior to joining Morgan Stanley, Mr. Johnson worked at Weiss Asset Management, an investment management firm, from 2003 to 2004. Mr. Johnson has served as a member of the board of directors of Liquidia Corporation, a publicly held biopharmaceutical company, since 2021, and as a member of the board of directors of AMAG
Pharmaceuticals, Inc., a publicly held pharmaceutical company specializing in products treating iron deficiency anemia, from 2019 until its acquisition by Covis Group S.à r.l. in
2020. In the not-for-profit sector, Mr. Johnson serves as a member of the board of directors of The Children’s Scholarship Fund, Inc., a privately funded tuition assistance program, and previously served on the Executive Committee for the Harvard College Fund.
Mr. Johnson holds an A.B. and S.M. in Applied Mathematics from Harvard College.

16	Exelixis, Inc.

Michael M. Morrissey, Ph.D. President and Chief Executive Officer, Exelixis, Inc.
Director since 2010
Age 64
Key Qualifications and Expertise:
Our Board concluded that Dr. Morrissey should
continue to serve as a director of Exelixis due to his
leadership role as the President and Chief Executive
Officer of Exelixis. Beyond his role as Exelixis’ principal
executive officer, the Board also considered
Dr. Morrissey’s extensive qualifications, including his
training as a scientist, his significant knowledge and
experience with respect to the biotechnology,
healthcare and pharmaceutical industries,
comprehensive leadership background resulting from
service as an executive in the biotechnology industry,
and his ability to bring historic knowledge and
continuity to the Board.
Committee Assignments:
•None
Other Current Public Company Boards:
•Vera Therapeutics, Inc. (Chair), serving on the
Audit Committee and the Nominating and
Corporate Governance Committee

Michael M. Morrissey, Ph.D., has served as a director and as Exelixis’ President and Chief
Executive Officer since July 2010. Dr. Morrissey has held positions of increasing responsibility at Exelixis since he joined the company in February 2000, including serving as President of Research and Development from January 2007 to July 2010. From 1991 to
2000, Dr. Morrissey held several positions at Berlex Biosciences, last holding the position of Vice President, Discovery Research. Earlier in his career, Dr. Morrissey served as a
Senior Scientist and Project Team Leader in Medicinal Chemistry at CIBA-Geigy
Corporation. Dr. Morrissey has served as Chair of the board of directors of Vera
Therapeutics, Inc., a publicly held, clinical-stage biotechnology company focused on developing and commercializing transformative treatments for patients with serious immunological diseases, since April 2022, and previously served as a member of the board of directors of XWPharma Ltd., a privately held, clinical-stage biopharmaceutical company dedicated to the discovery and development of novel therapeutics, from December 2020 to April 2023, and as a member of the board of directors of CERo Therapeutics, Inc., a privately held biopharmaceutical company focused on next-generation cell-based therapies for cancer, from January 2022 to November 2022. He is the author of numerous scientific publications in medicinal chemistry and drug discovery and an inventor on 70 issued U.S. patents and 25 additional published U.S. patent applications. Dr. Morrissey holds a B.S. (Honors) in Chemistry from the University of Wisconsin and a Ph.D. in
Chemistry from Harvard University.

Robert (Bob) L. Oliver, Jr. Executive Advisor
Director since 2023
Age 66
Key Qualifications and Expertise:
Our Board concluded that Mr. Oliver should continue
to serve as a director of Exelixis due to his leadership
experience and expertise in the field of
pharmaceutical commercialization, his memberships
on the boards of directors of various pharmaceutical
and biotechnology companies and his extensive
experience in financial strategy and business
development.
Committee Assignments:
•Compensation Committee
•Risk Committee
Other Current Public Company Boards:
•None

Robert L. Oliver, Jr. has been a director since May 2023. From 2010 to 2020, Mr. Oliver served in a variety of senior positions at Otsuka America Pharmaceutical, Inc., a pharmaceutical company and subsidiary of Otsuka Holdings Co. Ltd., including President and Chief Executive Officer from 2016 to 2017, President and Chief Operating Officer from
2014 to 2016, Vice President of Sales and Marketing from 2010 to 2014, and as Chairman of Otsuka Canada Pharmaceutical, Inc. from 2016 to 2020. Prior to joining Otsuka, he served in a variety of senior positions at Wyeth Pharmaceuticals, a pharmaceutical company, where he also served as Senior Vice President from 2008 to 2010 and Vice
President from 2005 to 2008. Mr. Oliver began his career with Johnson & Johnson, a pharmaceutical and consumer packaged goods company, where he held a variety of positions from 1989 to 2005. In addition, Mr. Oliver has served as an Executive Advisor of
CELLIX Biosciences, a biopharmaceutical company, since 2018, and Hyalo Technologies,
LLC, since 2017. Mr. Oliver has served as a member of the board of directors of Neurotez,
Inc., a privately held biotechnology company, since 2017, and as a member of the board of directors of Hyalo Technologies, LLC, a privately held biotechnology and biopharmaceutical company, since 2017. Previously, he served as a member of the board of directors of PsyBio Therapeutics Corp., a publicly held biotechnology company, from
2021 to 2024, as a member of the board of directors and as Executive Advisor of Medison
Canada, an affiliate of Medison Pharma Ltd., from 2018 to 2022, and as a member of the board of directors of Immunomedics, Inc., a publicly held biotechnology company, from
January 2017 until its acquisition by Gilead Sciences, Inc. in March 2017. In the not-for-
profit sector, Mr. Oliver serves on the Pharma Board of Advisors at Saint Joseph’s
University and on the Board of Governors of the Accreditation Council for Medical Affairs.
Mr. Oliver holds a B.A. from Rutgers University and an M.B.A. from Saint Joseph’s
University.

2025 Proxy Statement	17

Table of Contents	Proposal 1 | Director Nominees

Stelios Papadopoulos, Ph.D. Co-Founder and Chair of the Board, Exelixis, Inc.
Director since 1994
Age 76
Key Qualifications and Expertise:
Our Board concluded that Dr. Papadopoulos should
continue to serve as a director of Exelixis due to his
training as a scientist, his knowledge and experience
with respect to the biotechnology, healthcare and
pharmaceutical industries, his broad leadership
experience resulting from extensive service on various
boards, his knowledge and experience with respect to
finance matters, and his ability to bring historic
knowledge and continuity to the Board.
Committee Assignments:
•Audit Committee
•Compensation Committee
•Research & Development Committee
Other Current Public Company Boards:
•Regulus Therapeutics, Inc. (Chair), serving on
the Audit Committee and the Nominating and
Governance Committee
•Ovid Therapeutics Inc., serving on the Audit
Committee and Compensation Committee

Stelios Papadopoulos, Ph.D., a co-founder of Exelixis, has been a director since December
1994 and the Chair of the Board since January 1998. Dr. Papadopoulos retired as Vice
Chairman of Cowen & Co., LLC in 2006 after six years as an investment banker with the firm, where he focused on the biotechnology and pharmaceutical sectors. Prior to joining
Cowen & Co., he spent 13 years as an investment banker at PaineWebber, Incorporated, where he was most recently Chairman of PaineWebber Development Corp., a
PaineWebber subsidiary focusing on biotechnology. He joined PaineWebber in 1987 from
Drexel Burnham Lambert, where he was a Vice President in the Equity Research
Department covering the biotechnology industry. Prior to Drexel, he was a biotechnology analyst at Donaldson, Lufkin & Jenrette. Before coming to Wall Street in 1985, Dr.
Papadopoulos was on the faculty of the Department of Cell Biology at New York University
Medical Center. Dr. Papadopoulos was a co-founder of Anadys Pharmaceuticals, Inc., a publicly held biopharmaceutical company dedicated to improving patient care by developing novel medicines for the treatment of hepatitis C, acquired by F. Hoffmann-La
Roche Ltd. in 2011. Dr. Papadopoulos served as a member of the board of directors of
Anadys Pharmaceuticals from 2000 to 2011 and as its Chairman in 2011, prior to its acquisition. Dr. Papadopoulos has served as a member of the board of directors of
Regulus Therapeutics Inc., a publicly held biopharmaceutical company focused on the development of medicines targeting microRNAs, since 2008, and as its Chairman since
2013, as a member of the board of directors of Ovid Therapeutics Inc., a publicly held biopharmaceutical company focused on the development of medicines for brain conditions, since March 2025, as a member of the board of directors of Graviton
Bioscience Corporation, a privately held biopharmaceutical company focused on novel therapeutics designed for the treatment of autoimmune, cancer, certain genetic, fibrotic, and other serious diseases, since September 2023, and as co-founder and Chairman of the board of directors of Epikast, Inc., a privately held company focused on providing sales, medical affairs, market access, patient engagement and other services to pharmaceutical companies, since June 2023. He previously served as a member of the board of directors of three other publicly held companies: Biogen, Inc., a biopharmaceutical company focused on the treatment of serious diseases, from 2008 to 2023, and as its Chairman from 2014 to 2023; Eucrates Biomedical Acquisition Corp., a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, and as its Chairman, from 2020 to 2023; and BG Medicine, Inc., a diagnostics company focused on the development and commercialization of cardiovascular diagnostic tests, from 2003 until 2018. Dr. Papadopoulos was also co-
founder and member of the board of directors of Cellzome Inc., a privately held drug discovery company acquired by GSK plc (formerly GlaxoSmithKline) in 2012. In the not-for-
profit sector, Dr. Papadopoulos is a co-founder and Chairman of Fondation Santé, and until 2023, he served as a member of the board of visitors of Duke Medicine, and a member of the Global Advisory Board of the Duke Institute for Health Innovation.
Dr. Papadopoulos holds an M.S. in Physics, a Ph.D. in Biophysics and an M.B.A. in Finance,
all from New York University.

18	Exelixis, Inc.

George Poste, DVM, Ph.D., FRS Chief Scientist, Complex Adaptive Systems Initiative
Director since 2004
Age 80
Key Qualifications and Expertise:
Our Board concluded that Dr. Poste should continue to
serve as a director of Exelixis due to his training as a
scientist, his knowledge and experience with respect
to the life sciences, healthcare and pharmaceutical
industries, his broad leadership experience resulting
from service on various boards, and his knowledge and
experience with policymaking, regulatory issues and
other governmental matters.
Committee Assignments:
•Research & Development Committee (Chair)
•Risk Committee
Other Current Public Company Boards:
•None

George Poste, DVM, Ph.D., FRS, has been a director since August 2004. Since 2009,
Dr. Poste has been the Chief Scientist at Complex Adaptive Systems Initiative and Regents’
Professor and Del E. Webb Professor of Health Innovation at Arizona State University.
From 2003 to 2009, Dr. Poste served as the director of the Biodesign Institute at Arizona
State University. Dr. Poste has served as the Chief Executive Officer of Health Technology
Networks, a consulting company that specializes in the application of genomic technologies and computing in healthcare, since 2000. From 1992 to 1999, he was the
Chief Science and Technology Officer and President, R&D, of SmithKline Beecham
Corporation, a pharmaceutical company (later merged into GlaxoSmithKline plc). Dr. Poste served on the Defense Science Board of the U.S. Department of Defense from 2001 to
2010 and is a member of other organizations dedicated to advancing defenses against bioweapons and biowarfare. Dr. Poste has served as a member of the board of directors of Caris Life Sciences, a privately held medical diagnostics company, since 2009,  and as a member of the board of directors of MediSix Therapeutics Pte. Ltd. (Singapore), a privately held immune engineering company developing novel cellular therapies to address Ta cell malignancies, since  2022. Previously, Dr. Poste served as a member of the board of directors of InanoBio, Inc., a privately held biotechnology company, from 2021 to
2023, as a member of the board of directors of Monsanto Company, a publicly held provider of agricultural products and solutions, from 2003 until its acquisition by Bayer
Aktiengesellschaft in 2018, and as the non-executive chairman of Orchid Cellmark, Inc., a publicly held DNA forensics company, from 2000 until its acquisition by the Laboratory
Corporation of America in 2009. Dr. Poste is a Fellow of the Royal Society, the UK
Academy of Medical Sciences, Hoover Institution, Stanford University, and various other prestigious organizations and has been awarded honorary doctorates from several universities. Dr. Poste holds a DVM in veterinary medicine and a Ph.D. in Virology from the
University of Bristol, England and Board Certification in Pathology from the Royal College of Pathologists.

2025 Proxy Statement	19

Table of Contents	Proposal 1 | Director Nominees

Julie Anne Smith Former Chief Executive Officer, Nuvig Therapeutics, Inc.
Director since 2016
Age 54
Key Qualifications and Expertise:
Our Board concluded that Ms. Smith should continue
to serve as a director of Exelixis due to her knowledge
and experience with respect to biotechnology,
healthcare and pharmaceutical industries and her
broad leadership experience resulting from service as
an executive in the pharmaceutical industry.
Committee Assignments:
•Audit Committee
•Compensation Committee (Chair)
Other Current Public Company Boards:
•Stoke Therapeutics, Inc., serving on the
Compensation Committee

Julie Anne Smith has been a director since September 2016. Previously, Ms. Smith served as Chief Executive Officer and a member of the board of directors of Nuvig Therapeutics,
Inc., a privately held biopharmaceutical company developing proprietary recombinant human therapeutics for patients with autoimmune disease, from 2023 to 2024, as
President and Chief Executive Officer and as a member of the board of directors of
ESCAPE Bio Inc., a privately held, clinical-stage biopharmaceutical company developing novel, precisely targeted therapeutics for genetically defined neurodegenerative diseases, from 2018 to 2022, and as President and Chief Executive Officer and as a member of the board of directors of Nuredis, Inc., a privately held biotechnology company, from 2017 to
2018. Prior to Nuredis, she served as President and Chief Executive Officer of Raptor
Pharmaceutical Corp., a publicly held biopharmaceutical company focused on developing and commercializing transformative treatments for people affected by rare and debilitating diseases, from 2015 until the company’s acquisition by Horizon Pharma plc in
2016, where she also served as Executive Vice President and Chief Operating Officer from
2012 to 2014. From 2008 to 2012, Ms. Smith served as Chief Commercial Officer of Enobia
Pharmaceuticals prior to the company’s acquisition by Alexion Pharmaceuticals, Inc.
Previously, Ms. Smith served as Vice President of Commercial at Jazz Pharmaceuticals plc
from 2006 to 2008, as Vice President, Global Marketing at Genzyme General from 2001 to
2005, and helped to establish the operations and business development function for the biotech startup, Novazyme Pharmaceuticals, from 2000 to 2001. Ms. Smith began her industry career at Bristol-Myers Squibb Company in 1996. Ms. Smith has served as a member of the board of directors of Stoke Therapeutics, Inc., a publicly held biotechnology company pioneering a new way to treat the underlying cause of genetic diseases by precisely unregulating protein expression, since 2020. Previously, Ms. Smith served as a member of the board of directors of Audentes Therapeutics, Inc. a publicly held, clinical-stage biotechnology company focused on developing and commercializing gene therapy products for patients suffering from serious, life-threatening rare diseases caused by single gene defects, from 2016 until its acquisition by Astellas Pharma Inc. in
2020, and as a Director on the Health and Emerging Companies Sections of the
Biotechnology Innovation Organization (BIO) board. Ms. Smith holds a B.S. in biological and nutritional sciences from Cornell University.

Jack L. Wyszomierski Former Executive Vice President and Chief Financial Officer, VWR International, LLC
Director since 2004
Age 69
Key Qualifications and Expertise:
Our Board concluded that Mr. Wyszomierski should
continue to serve as a director of Exelixis due to his
extensive financial reporting, accounting, and finance
experience, as well as his experience in the healthcare
and life sciences industries. These qualities have also
formed the basis for the Board’s decision to appoint
Mr. Wyszomierski as a member and Chair of the
Audit Committee.
Committee Assignments:
•Audit Committee (Chair)
•Governance Committee
Other Current Public Company Boards:
•XOMA Corporation (chair), serving on the Audit
Committee and the Compensation Committee
•SiteOne Landscape Supply, Inc., serving on the
Audit Committee and the Nominating &
Corporate Governance Committee (Chair)

Jack L. Wyszomierski has been a director since February 2004. From 2004 to 2009,
Mr. Wyszomierski served as the Executive Vice President and Chief Financial Officer of
VWR International, LLC, a supplier of laboratory supplies, equipment and supply chain solutions to the global research laboratory industry. From 1982 to 2003, Mr. Wyszomierski held positions of increasing responsibility within the finance group at Schering-Plough
Corporation, a health care company, culminating with his appointment as Executive Vice
President and Chief Financial Officer in 1996. Prior to joining Schering-Plough, he was responsible for capitalization planning at Joy Manufacturing Company, a producer of mining equipment, and was a management consultant at Data Resources, Inc. Mr.
Wyszomierski has served: as a member of the board of directors of XOMA Corporation, a publicly held biotech royalty aggregator, since 2010, and as its Chairman since January
2024, and as a member of the board of directors of SiteOne Landscape Supply, Inc., a publicly held company that distributes landscape supply products, since 2016. Mr.
Wyszomierski previously served as a member of the board of directors of: Unigene
Laboratories, Inc., a publicly held biopharmaceutical company, from 2010 to 2013;
AssuraMed Holding, Inc., a privately held distributor of home healthcare products, from
2011 until its acquisition by Cardinal Health Inc. in 2013; Solenis, Inc., a privately held chemicals producer from 2014 until its acquisition by Platinum Equity in 2021; and
Athersys, Inc., a publicly held company engaged in the discovery and development of therapeutic product candidates, from 2010 until January 2024. Mr. Wyszomierski holds a
M.S. in Industrial Administration and a B.S. in Administration, Management Science and
Economics from Carnegie Mellon University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

20	Exelixis, Inc.

Board Committees

Our Board has five standing committees: Audit, Compensation, Governance, Research & Development, and Risk.
Each of our committees operates pursuant to a written charter (available at www.exelixis.com under the caption
“Investors & News —Corporate Governance—Committee Composition and Charters”), which charters are reviewed annually by each respective committee.
Audit Committee

Current Members: Jack L. Wyszomierski (Chair), David E. Johnson, Stelios Papadopoulos, Julie Anne Smith (All
Independent/All Audit Committee Financial Experts)
The Audit Committee assists the Board in overseeing our financial reporting process and ensuring the integrity of our financial statements. The Audit Committee is composed entirely of independent directors and performs several functions, including:

•Evaluating the performance, qualifications,
compensation and continued engagement of
the independent registered public
accounting firm, as well as resolving any
disagreements between the independent
registered public accounting firm
and management
•Reviewing the financial statements for inclusion in our Annual Report on Form 10-K and preparing the Audit Committee’s report for inclusion in our Proxy Statement or Annual Report on Form 10-K

•Reviewing our tax strategy, material tax audits and proceedings and any other material tax matters	•Establishing procedures to receive and address complaints regarding accounting, internal accounting controls or auditing matters

•Reviewing, overseeing and approving related person transactions	•Reviewing the results of the annual audit and the quarterly financial statement reviews with management and the independent registered public accounting firm

•Overseeing our management of risks relating to financial reporting, fraud, securities trading and tax matters	•Maintaining compliance with SEC and Nasdaq rules applicable to audit committees

•Serving as the Qualified Legal Compliance Committee within the meaning of Rule 205.2(k) of Title 17, Chapter II of the Code of Federal Regulations	•Reviewing and approving our decisions to enter into certain swaps and other derivatives transactions, as well as our overall hedging strategy
The Board has determined that each member of the Audit Committee is an “audit committee financial expert” as defined in applicable SEC rules.
The Audit Committee’s report is set forth in “Report of the Audit Committee” below.

2025 Proxy Statement	21

Table of Contents	Proposal 1 | Board Committees
Compensation Committee

Current Members: Julie Anne Smith (Chair), S. Gail Eckhardt, Robert L. Oliver, Jr., Stelios Papadopoulos
(All Independent)*
The Compensation Committee assists the Board in overseeing our compensation policies, plans and programs. The
Compensation Committee is composed entirely of independent directors and performs several functions, including:

•Assessing compensation policies and practices and reviewing executive compensation	•Evaluating director compensation and recommending any changes to the Board for approval

•Reviewing our Compensation Discussion and Analysis and preparing the Compensation Committee’s report for inclusion in our Proxy Statement	•Administering equity awards under our stock plans

•Addressing any conflict of interest with any compensation adviser engaged by management or the Compensation Committee	•Assisting the Board in its oversight of our human capital management function, including recruiting, retention, career development and progression and non-CEO management succession

•Establishing compensation and benefits policies for employees, including executive officers	•Overseeing annual evaluations of performance of our executive officers

•Establishing, overseeing and reviewing stock ownership guidelines for directors and executive officers
The Compensation Committee’s report is set forth in “Compensation Committee Report” below. Information on the
Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in
“Compensation Discussion and Analysis” below. For information regarding our processes and procedures for the consideration and determination of director compensation, please see “Compensation of Directors” below. In accordance with its charter, the Compensation Committee also may delegate any of its authority or responsibility to the Chair of the Compensation Committee or to a subcommittee composed of one or more members of the
Compensation Committee and/or other members of the Board and/or officers of Exelixis.
*On January 26, 2024, Dr. Eckhardt was appointed to, and Dr. Freire concluded her service on, the Compensation
Committee.
Compensation Consultants. The Compensation Committee retained Aon’s Human Capital Solutions division of Aon plc
(Aon), a compensation consulting firm serving technology and life sciences companies, as its external compensation consultant to assist the Compensation Committee in its duties related to executive and non-employee director compensation during 2024. In this capacity, Aon reported directly to the Compensation Committee or through its Chair.
In addition, at the direction of the Compensation Committee, management retained Aon, principally to provide benchmark and industry compensation data for executive and broad-based compensation analyses. In consideration for compensation related services provided during 2024, we paid Aon an aggregate of $472,455. Aon’s affiliate Radford provided our management with access to the Radford Global Life Sciences Survey, Radford Global Technology Survey,
Radford Global Sales Survey, Radford U.S. Benefits Survey and similar materials, for which we paid Radford an aggregate of $59,510 in 2024. Aon is also an affiliate of Aon Risk Services, which provided insurance brokerage services to us during 2024 at a total cost of $223,200. Please see “Compensation Discussion and Analysis” for more information regarding the Compensation Committee’s engagement of Aon.

22	Exelixis, Inc.

Governance Committee

Current Members: Maria C. Freire (Chair), Mary C. Beckerle, Tomas J. Heyman, Jack L. Wyszomierski (All Independent)*
The Governance Committee oversees all aspects of our corporate governance functions on behalf of the Board. The
Governance Committee is composed entirely of independent directors and performs several functions, including:

•Overseeing our governance practices, including recommending to the Board for approval of any changes to our corporate governance framework	•Identifying, evaluating and recommending qualified director candidates to the Board

•Ensuring effective communication between the Board, its committees and management, as well as establishing procedures for stockholders’ communications to the Board	•Developing Corporate Governance Guidelines and administering our Corporate Code of Conduct

•Conducting periodic assessments of the performance of the Board and its committees and compliance with SEC and Nasdaq requirements for independence and expertise
•Conducting periodic assessments of
sustainability strategy and policies (including
environmental, social and governance (ESG)
matters), and overseeing management in
their implementation and the preparation of
public disclosures pertaining to ESG
programs and sustainability efforts

•Facilitating CEO succession planning	•Overseeing the orientation program for new directors and continuing education of all directors
*On January 26, 2024, Drs. Beckerle and Freire were appointed to the Governance Committee. On March 29, 2024,
Dr. Freire was appointed as Chair Elect of the Governance Committee, and assumed the role of Chair on May 30,
2024.
Director Qualifications. The Governance Committee does not have a fixed set of minimum qualifications for candidates for membership on the Board. Instead, in considering candidates for directorship, the Governance Committee will generally consider all relevant factors, including the candidate’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to us, the availability of the candidate to devote sufficient time and attention to the company’s affairs, the existence of any relationship that would interfere with the exercise of the candidate’s independent judgment, and the candidate’s demonstrated character and judgment. In addition, the Board believes that its members should reflect a wide range of viewpoints, experience and skills. In the director candidate review process, the Governance Committee evaluates prospective candidates in the context of the existing membership of the Board (including the qualities and skills of the existing directors), our operating requirements and the long-term interests of our stockholders.
The Governance Committee regularly evaluates the needs of the Board with respect to skills and experiences that may be filled by a new director candidate. In addition, the Governance Committee is authorized to access external resources as it deems necessary or appropriate to fulfill its defined responsibilities, including engagement of executive search firms to help identify director candidates.
Director Nominations. The Governance Committee considers and assesses all candidates recommended by our directors, officers and stockholders. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. If, after its review, the Governance
Committee supports a candidate, it would recommend the candidate for consideration by the full Board. Our
Governance Committee considers stockholder recommendations for directors in the same manner as other candidates.

2025 Proxy Statement	23

Table of Contents	Proposal 1 | Board Committees
The Governance Committee has not received any recommended nominations from any stockholder holding 5% or more of our common stock in connection with the Annual Meeting.
Stockholders who wish to submit potential director candidates for consideration by the Governance Committee should follow the instructions in “Questions and Answers About These Proxy Materials and Voting” above.
Performance Assessments. The Governance Committee performs periodic assessments of the performance of the
Board and its committees. As part of this process, each director completes an annual assessment questionnaire for the
Board and each committee on which such director serves to evaluate, anonymously, the overall performance of the
Board and its committees and identify areas for improvement. The factors considered in the annual assessment questionnaires include, but are not limited to: the appropriateness of the size of the Board; whether the directors possess the skills and expertise appropriate for the company; the effectiveness of the Board’s selection criteria for new director candidates; the overall effectiveness of and efficient use of time at Board and committee meetings; and the process for management to report important information to committees or the full Board, as appropriate. The annual assessment questionnaires also provide each director with an opportunity to provide open-ended responses with respect to ways to improve Board and/or committee performance. In addition, periodically, each director will interview with an independent legal counsel to the Board to discuss his or her perspectives about the Board’s performance, as well as corporate governance goals and potential risks facing the company, and summaries of these interviews are then reported to the Board. The Governance Committee and the full Board also seek input from management and external advisors as part of the performance assessment process.
CEO Succession Planning. Succession planning for our CEO helps ensure continuity of leadership and is critical to the company’s success. The Board has delegated primary responsibility for CEO succession planning to the Governance
Committee and both the Board and Governance Committee discuss CEO succession planning regularly in executive sessions. The Governance Committee has oversight for the development of processes and protocols for short-term and long-term succession plans that ensure stability and accountability during a period of leadership transition.
Research & Development Committee

Current Members: George Poste (Chair), Mary C. Beckerle, S. Gail Eckhardt, Maria C. Freire, David E. Johnson, Stelios
Papadopoulos (All Independent)*
The Research & Development Committee assists the Board in overseeing various scientific matters related to our drug discovery and preclinical and clinical development programs. The Research & Development Committee is composed entirely of independent directors and performs several functions, including:

•Overseeing our clinical development program and internal drug discovery activities	•Reviewing the overall organization, resourcing and capabilities of our research and development business units

•Reviewing the progress of preclinical and clinical assets that we have in-licensed or acquired and evaluating the scientific aspects of potential future business development opportunities	•Evaluating and discussing trends in the oncology treatment landscape and potential effects on our pipeline strategy and other business needs

•Advising the Board on other matters of scientific importance as the Board, in consultation with management, may designate from time to time
*On January 26, 2024, Drs. Beckerle and Eckhardt were appointed to the Research & Development Committee.

24	Exelixis, Inc.

Risk Committee

Current Members: Tomas J. Heyman (Chair), Mary C. Beckerle, Robert L. Oliver, Jr., George Poste (All Independent)*
The Risk Committee of the Board assists the Board in overseeing management’s responsibility to assess, manage and mitigate risks associated with our business and operational activities. The Risk Committee is composed entirely of independent directors and performs several functions, including:

•Reviewing our overall risk management framework and infrastructure designed to identify, assess, manage and mitigate our material risks	•Overseeing management’s administration of government and other investigations and material litigation matters

•Overseeing management’s administration
of our various compliance programs,
including, but not limited to, those relating
to data privacy and cybersecurity, drug
safety, healthcare compliance and quality
management

•Overseeing management’s identification,
assessment and management of our
business and operational risks not
specifically allocated to the Board or another
committee of the Board, and obtaining
periodic reports from our Ethics Committee

•Reviewing the policies, guidelines and practices for managing business and operational risks	•Evaluating trends in risk management and advising the Board on best practices with respect to risk management strategy and implementation
*On March 29, 2024, Mr. Heyman was appointed as Chair Elect of the Risk Committee and assumed the role of Chair on May 30, 2024. Dr. Freire concluded her service as Chair and as a member of the Risk Committee on May 30,
2024. Dr. Beckerle was appointed to the Risk Committee on January 1, 2025.
Meetings and Attendance

The Board held seven meetings during 2024, and all of our directors attended at least 75% of the total meetings of the
Board and of the committees on which they served. The independent directors met four times in regularly scheduled executive sessions.

	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Research & Development Committee	Risk Committee
Number of Meetings Held in Fiscal 2024	7	4	6	5	4	2
The Board does not have a formal policy with respect to the attendance of its members at annual meetings of stockholders. Dr. Morrissey, as the sole representative of the Board, attended the 2024 Annual Meeting of Stockholders.

2025 Proxy Statement	25

Table of Contents	Proposal 1 | Corporate Governance
Corporate Governance

Please note that information found on, or accessible through, our website is not a part of, and is not incorporated into, this Proxy Statement.
Corporate Governance Guidelines
Our Corporate Governance Guidelines, can be viewed at www.exelixis.com under the caption “Investors & News—
Corporate Governance—Corporate Governance Documents and Information.” This document covers, among other topics, director independence, board composition, structure and functioning, director selection criteria, committees of the board, board and board committee evaluations, overboarding guidelines and our majority voting policy. Our Board regularly reviews, and modifies from time to time, our Corporate Governance Guidelines, Board committee charters and Board practices.
Corporate Code of Conduct
Our Corporate Code of Conduct functions as our Code of Ethics under the SEC rules and applies to all directors, officers and employees. The Corporate Code of Conduct is posted on our website at www.exelixis.com under the caption
“Investors & News—Corporate Governance—Corporate Governance Documents and Information.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of this
Corporate Code of Conduct by posting such information on our website, at the address and location specified above and, to the extent required by the listing standards of the Nasdaq Stock Market, by filing a Current Report on Form 8-K with the SEC, disclosing such information.
Our Corporate Code of Conduct reflects our corporate values and describes how our officers, directors, employees and contractors are expected to conduct themselves when representing Exelixis. It also underscores our commitment to strive to comply with laws that regulate our business activities as a biotechnology company. Our employees receive regular training on our Corporate Code of Conduct.
Included in our Corporate Code of Conduct are procedures for employees to report potential violations to our Ethics
Committee, which is chaired by our Chief Executive Officer and includes other members of our senior management team. To help ensure our employees feel comfortable raising good faith questions or concerns with respect to our
Corporate Code of Conduct or our other policies, these reports can be made confidentially (or anonymously) via our
Ethics Helpline, and we maintain a strict policy against any retaliation or discrimination towards an employee who makes such a report. The Board, through the Audit Committee, regularly receives reports of disclosures made through the Ethics Helpline, as well as any concerns raised to the Ethics Committee or otherwise submitted through our internal compliance reporting system. The Audit Committee is responsible for the oversight of such matters, or as appropriate, will assign such oversight to another committee of the Board.
Board Leadership Structure
The Board does not have a formal policy on whether the role of Chair and Chief Executive Officer should be separate or combined. Our Corporate Governance Guidelines provide that the Board will select its Chair and the Chief Executive
Officer in the manner it considers to be in the best interests of our company. Currently, we have an independent Chair of the Board separate from the Chief Executive Officer. The Board believes this bifurcated structure provides for independent oversight of management and strong Board leadership, while allowing for effective management of company affairs.

26	Exelixis, Inc.

Role of the Board in Risk Oversight
Management is responsible for assessing, managing and mitigating the various risks associated with our business and operational activities, including, without limitation, strategic, operational, financial, regulatory and cybersecurity risks that may exist from time to time. Management has implemented appropriate risk management structures, policies and procedures, and manages our risk exposure on a day-to-day basis. In accordance with our Corporate Governance
Guidelines, the Board, both directly and through its committees (including the Risk Committee), oversees the proper functioning of our risk management processes. In their specific risk oversight roles, the Board and the Risk Committee evaluate whether management has reasonable controls in place to address material risks currently facing our company and those we may face in the future. The Board, the Risk Committee and other committees meet at regularly scheduled and special meetings throughout the year at which management reports to the Board concerning the results of its risk management activities, as well as external changes that may change the levels of business risk to which we are exposed.
The Board delegates certain of its risk oversight responsibilities to its various committees as follows:
››Our Audit Committee oversees the management of risks relating to financial reporting or fraud, securities trading and tax matters. Our Audit Committee also reviews any proposed related party transactions to ensure we do not engage in transactions that would create a conflict of interest or result in harm to us.
››Our Compensation Committee periodically assesses our compensation policies and practices, including structuring and reviewing our executive compensation programs and conducting an annual compensation risk assessment, to determine whether these policies or practices are reasonably likely to have a material adverse effect on us. Our Compensation Committee also assists the Board in its oversight of our human capital management function.
››Our Governance Committee oversees our governance practices and the management of related risks, including director independence and Board composition and succession of both the Board and CEO, and the development and administration of our Code of Conduct.
››Our Research & Development Committee evaluates risks associated with the scientific discovery process, preclinical and clinical development programs, to the extent not within the purview of the Risk
Committee’s oversight of our compliance programs.
 ››Our Risk Committee assists the Board with oversight of our internal risk management framework, policies, guidelines and infrastructure, and, if called for, its administration of government and other investigations and material litigation matters. The Risk Committee receives reports from members of management’s
Ethics Committee and also oversees management in the dispatch of its responsibility to administer our various compliance programs, including, but not limited to, data privacy and cybersecurity, drug safety, healthcare compliance and quality management. Finally, the Risk Committee oversees our business and operational risks that are not specifically allocated to the Board or another committee of the Board, and also evaluates risk management trends in order to advise the Board on best practices with respect to risk management strategy and implementation. The Risk Committee provides periodic reports to the full Board.
Our senior management presents the full Board with frequent business updates during both regular Board meetings and monthly teleconferences, at which time the Board provides management with feedback, makes recommendations and, as needed, issues directives to address our risk exposure.
Insider Trading Policies and Procedures
We maintain an insider trading policy that governs the purchase, sale and other dispositions of our securities by our directors, officers and employees and Exelixis itself. A copy of our insider trading policy is filed as Exhibit 19.1 to our
Annual Report on Form 10-K for the fiscal year ended January 3, 2025.

2025 Proxy Statement	27

Table of Contents	Proposal 1 | Corporate Governance
Prohibitions on Derivative, Hedging, Monetization and Other Transactions
Additionally, our insider trading policy, which applies to directors and employees, including our executive officers, prohibits certain transactions in our stock, including short sales, puts, calls or other transactions involving derivative securities, hedging or monetization transactions, purchases of Exelixis securities on margin or borrowing against an account in which Exelixis securities are held. In December 2024, we updated our insider trading policy to prohibit pledging of Exelixis stock as collateral for a loan, including in circumstances where such director or employee demonstrates the financial capacity to repay the loan without resort to the pledged securities. As of the date of this
Proxy Statement, no shares of Exelixis stock are pledged by any of our directors or executive officers.
Stockholder Communications with the Board
The Board welcomes communications from Exelixis’ stockholders. Stockholders may communicate with the Board by sending a written communication to “Exelixis, Inc., Board of Directors c/o Corporate Secretary, 1851 Harbor Bay
Parkway, Alameda, California 94502.” Stockholders may also communicate with the Board by facsimile at (650)
837-7951 or by e-mail at info@exelixis.com, with each of the foregoing sent with “Attn: Board of Directors” in the
“Subject” line.
Each communication must set forth the name and address of the stockholder as it appears in Exelixis’ records (and, if the stock is held by a nominee, the name and address of the beneficial owner of the stock). After confirming the stock ownership of the author of the communication, the Corporate Secretary will review and evaluate the communication and shall have the authority to and will screen out communications from stockholders that are not directly related to the duties and responsibilities of the Board. The Corporate Secretary may also disregard duplicative communications.
If deemed directly related to the duties and responsibilities of the Board, the Corporate Secretary will forward the communication, depending on the subject matter, to the Chair of the Governance Committee, the Chair of the Audit
Committee, the Chair of the Board, the independent directors, or the full Board, as deemed appropriate.
Stockholder Outreach
We maintain a robust investor relations and corporate governance program for stockholder outreach to provide regular updates on our business performance and corporate strategy, including but not limited to financial results, clinical trial readouts, pipeline advancement, business development efforts and upcoming milestones, as well as corporate governance related matters, including our executive compensation program, human capital management practices, governance practices (such as Board independence, composition, tenure and refreshment), environmental disclosures (including the CV&S report) and other areas of our business, to elicit a better understanding of their concerns and perspectives. We bi-annually request engagement meetings with our top 35 institutional shareholders representing over 60% of our common stock outstanding. Additionally, we accept 100% of engagement meetings requested by our top shareholders. As a result, we have implemented the feedback received from our stockholders into various areas of our business. For additional details about our stockholder outreach efforts during fiscal 2024, please see “Compensation Discussion and Analysis—How We Determine Executive Compensation—Stockholder
Outreach and Board Responsiveness.”
Stock Ownership Guidelines for Non-Employee Directors
We maintain Stock Ownership Guidelines for our directors and Named Executive Officers to further align their financial interests with those of our stockholders, as well as to promote sound corporate governance. For our non-employee directors, our Stock Ownership Guidelines require an ownership target of the value equivalent to 5 times the annual cash Board retainer. All non-employee directors are expected to achieve their stock ownership targets within five years of becoming subject to these guidelines. The policy includes procedures for granting exemptions in the case of severe financial hardship. Ownership targets for our Named Executive Officers (including those serving on our Board) are described below under “Compensation Discussion and Analysis—Other Compensation Information—Stock Ownership
Guidelines for NEOs.”

28	Exelixis, Inc.

Under our Stock Ownership Guidelines, credit is provided for shares held outright (including shares owned through trusts, the Amended and Restated Exelixis, Inc. 401(k) Plan (401(k) Plan), or by a spouse), as well as shares to be issued upon vesting of RSUs (as defined below) and PSUs (as defined below, to the extent such performance criteria has been achieved), in each case net of applicable taxes. Credit is not provided for any unexercised stock options (regardless of whether such stock options are vested). The values for all shares determined to be held by our non-employee directors and Named Executive Officers are based on the 200-day average stock price as of the measurement date. As of
February 28, 2025, all of our non-employee directors had met the required ownership targets.
Spotlight on Corporate Responsibility and Sustainability
Exelixis’ mission is to help cancer patients recover stronger and live longer. In addition to delivering for patients, we are also focused on contributing positively to society at large. To that end, Exelixis expects that its employees will commit to the highest standards of ethical behavior and maintain values and principles that reflect both global awareness and sustainability. This entails integrating ESG considerations directly into our research and development projects, business operations and investment processes as we strive to create sustained value for all our stakeholders by translating science into impact for patients and all those we serve.
In October 2024, we issued our 2024 Corporate Values & Sustainability (CV&S) report, which broadly details our business practices and progress on a wide variety of initiatives, focusing on four key themes:
Access to Innovative and Safe Cancer Medicines
We can only accomplish our mission to help cancer
patients if the medicines we discover and develop are
innovative and fulfill unmet medical needs. Furthermore,
those medicines must be of the highest quality, have an
acceptable safety profile, be available expeditiously
when prescribed by healthcare professionals and be
accessible to cancer patients despite lack of insurance or
inability to pay.
Key Components:
•Increasing the number of novel and
differentiated anti-cancer agents in our pipeline
with new programs exploring multiple modalities
and mechanisms of action
•Disciplined and focused approach to research &
development with critical evaluation of assets
through all stages of development
•Conducting safe and ethical clinical trials that
reflect an epidemiologically diverse patient
population
•Supporting patients with improved access and
affordability, including through Exelixis Access
Services, a comprehensive resource that
provides co-pay assistance, allows qualifying
uninsured or underinsured patients to receive
medication free of charge, and connects
patients with healthcare providers to assist
with their treatment
•Safeguarding the integrity of our products
through their entire lifecycle, from preclinical
and clinical development through the post-
market experience

2025 Proxy Statement	29

Table of Contents	Proposal 1 | Corporate Governance
Community Engagement and Advocacy
We connect with philanthropic organizations in the
communities in which our employees live and work and
like-minded organizations that are dedicated to
improving cancer care, education, outreach and
advocacy. Through our giving initiatives, we broaden our
community impact and create partnerships to benefit
organizations that are dedicated to the causes we and
our employees care about. We also offer employees the
opportunity to engage with their community through our
Employee Giving and Volunteer Programs.
Key Components:
•Providing corporate financial support and
matching employee donations up to a certain
amount to increase the impact of dollars
donated to philanthropic and community
organizations through our Exelixis Employee
Giving Program
•Enabling employees to give back to the
communities in which we live and work on a paid
time off basis through the Exelixis Employee
Volunteer Program
•Raising awareness of health-related cancer issues
and making available accurate and appropriate
information, assistance and/or education on the
prevention, diagnosis and treatment of disease
•Driving recognition of the important role played
by small- to mid-sized biotech companies in our
nation’s medical innovation ecosystem
Our People and Culture
We nurture a culture of belonging where all employees
are empowered to contribute to the Exelixis mission. We
respect and appreciate each employee’s unique
perspective and experiences, and believe that
celebrating, encouraging and supporting both similarities
and differences contributes to our company mission. We
offer a variety of benefits programs and take pride in our
core corporate values to Be Exceptional, Excel for
Patients and Exceed Together.
Key Components:
•Focus on employee engagement, including
recruitment initiatives, and competitive
compensation and benefits programs to attract
and retain talented employees
•Talent and leadership development through a
broad range of learning experiences for both
people leaders and individual contributors, and a
tuition reimbursement program
•Emphasis on employee health and safety,
including regular inspections and training to
promote general workplace safety and ensure a
low rate of accidents

30	Exelixis, Inc.

Environmental Management
We are committed to conducting business in a way that
respects our environment and the Earth’s changing
climate. In 2024 and throughout 2025, we have
enhanced our environmentally sustainable practices
across our facilities and operations, including through
the use of systems tracking our electricity and natural
gas footprint. We plan to continue to evolve our
practices as we advance our mission to help cancer
patients recover stronger and live longer.
Key Components:
•Sustainable facilities, including prioritizing
reduction of our energy use where possible
and shifting our energy consumption to
renewable sources
•LEED BD+C Gold Certification through the U.S.
Green Building Council for the largest building at
our Alameda campus
•100% clean electricity, purchased from eligible
renewable sources and large hydroelectric
sources, in addition to power generated from
onsite solar panels
•Green transportation, including our commuter
support program (ongoing since 2019) to replace
single-occupancy vehicle trips with shared
transport
•Waste management, including strict adherence
to applicable laws and regulations on handling
hazardous materials
Further information about our sustainability efforts, including our full 2024 CV&S Report, is available on our website at
www.exelixis.com under the caption “Creating Impact—Sustainability.”

2025 Proxy Statement	31

Table of Contents	Compensation of Directors
COMPENSATION OF DIRECTORS
Overview of Director Compensation
The compensation program for our non-employee directors is intended to be competitive and fair so that we can attract optimal talent to our Board and recognize the time and effort required of a director given the size and complexity of our operations. In accordance with its charter, our Compensation Committee is responsible for recommending to the Board for approval the annual compensation for our non-employee directors and acts on behalf of the Board in discharging the Board’s responsibilities with respect to overseeing our compensation policies for non-employee directors. To assist with the Compensation Committee’s and the Board’s review, the Compensation
Committee’s external compensation consultant prepares a comprehensive annual assessment of our non-employee director compensation program. The assessment includes benchmarking director compensation against the same 2024 peer group used for executive compensation purposes, an update in recent trends in director compensation and a review of related corporate governance best practices.
Cash Compensation Arrangements
Each non-employee director receives an annual cash retainer for his or her service on the Board, as well as an additional annual cash retainer if he or she serves as the Chair of the Board, on a committee or as the chair of a committee. The table below provides a full description of the 2024 cash compensation arrangements for our non-employee directors. Dr. Morrissey receives no compensation in his capacity as a member of the Board.

Service	Fee Type	Annual Cash Compensation ($)
Board	Retainer Fee	60,000
	Additional Chair Retainer Fee	35,000
Audit Committee	Retainer Fee	15,000
	Additional Chair Retainer Fee	15,000
Compensation Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
Nominating & Corporate Governance Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
Research & Development Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
Risk Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
All cash compensation is paid to each director in arrears on a quarterly basis for services performed during the prior fiscal quarter.
Equity Compensation Arrangements
Our non-employee directors are also eligible to receive equity as part of their Board service, including an initial award upon joining the Board and an annual award on the day following each annual meeting of stockholders. Grants to our non-employee directors are made under our 2017 Equity Incentive Plan (2017 Plan), pursuant to the Non-Employee
Director Equity Compensation Policy, as amended (Directors’ Policy), as adopted by the Board. To address changes in the trading price of our common stock, we utilize a value-based approach for determining the number of shares subject to non-employee director equity awards. Under the terms of the Directors’ Policy, the aggregate value of each one-time initial award is $680,000, and the aggregate value of each annual award is $400,000. Each non-employee director may elect to receive the full value of his or her annual award in the form of either a restricted stock unit (RSU)
award or nonstatutory stock options or divide the award approximately evenly between nonstatutory stock options and RSUs.

32	Exelixis, Inc.

Under the Directors’ Policy, the total number of options and RSUs granted as part of each initial award and annual award is determined using a formula based upon the Black-Scholes Merton option pricing model and the average of the daily closing sale prices of our common stock for the trading days during the 30-day calendar period ending on (and including) the last calendar day immediately prior to the relevant grant date. The value of each award, as determined in accordance with the Directors’ Policy, may be greater or lesser than the grant date fair value computed for financial reporting purposes and reflected in the “Director Compensation Table” below. This is a result of the different calculation employed to determine the grant date fair value, which uses a formula based upon the Black-Scholes
Merton option pricing model and the closing sale price of our common stock on the grant date.
Options granted under the 2017 Plan in accordance with the Directors’ Policy are not incentive stock options under the Internal Revenue Code of 1986, as amended (the Code). The exercise price of each initial and annual stock option granted under the 2017 Plan is equal to 100% of the fair market value of a share of common stock on the grant date.
Under the terms of the Directors’ Policy, the one-time initial options are immediately exercisable, but shares issued upon early exercise are subject to a repurchase right and will vest as follows: 25% of the underlying shares on the first anniversary of the grant date with the remaining 75% vesting monthly thereafter over the next three years. The annual options are also immediately exercisable, but shares issued upon early exercise are subject to a repurchase right and will vest at the rate of 100% of the underlying shares on the first anniversary of the grant date.
As long as the non-employee director continues to serve with us or with an affiliate of ours, the options continue to vest and be exercisable during their terms, and shares issued upon early exercise continue to vest. When the option holder’s service terminates, we have the right to repurchase any unvested shares acquired upon exercise of the option at the original exercise price without interest. The post-termination exercise period for the vested portion of options granted to our non-employee directors is generally set to terminate the earlier of three years after a non-employee director’s service terminates or the remainder of the term of the option, as described in the form of option agreement for non-employee directors under the 2017 Plan (not to exceed seven years from the date of grant).
The initial RSU awards vest at the rate of 25% of the underlying shares on each of the first four anniversaries of the grant date, and the annual RSU awards vest at the rate of 100% of the underlying shares on the first anniversary of the grant date, in each case so long as the non-employee director continues to serve with us or with an affiliate of ours.
In the event of a change in control, 100% of the non-employee director’s outstanding and unvested equity awards will immediately vest, and any applicable repurchase rights we may have will terminate.
On January 5, 2024, each of Drs. Beckerle and Eckhardt joined the Board and became eligible to receive an initial equity award having an aggregate value equal to approximately $680,000, pursuant to the terms of the Directors’ Policy.
Accordingly, on January 5, 2024, the Board granted each of Drs. Beckerle and Eckhardt a one-time initial award, the value of which was divided approximately evenly between a nonstatutory stock option and an RSU award consisting of
(i) an option to purchase 30,848 shares of our common stock and (ii) an RSU award representing 15,424 shares of our common stock.
Reimbursement of Expenses
The members of the Board are eligible for reimbursement of certain expenses incurred in connection with their attendance at Board meetings and their service on the Board in accordance with our policy.
Meaningful Limits on Director Compensation
The aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director may not exceed (a) $750,000 in total value with respect to any calendar year after a non-employee director is first appointed or elected to the Board or (b) $1,500,000 in total value with respect to the calendar year during which a non-employee director is first appointed or elected to the Board, in each case calculating the value of any stock awards based on the grant date fair value of such awards for financial reporting purposes. These limits on non-employee director compensation were approved by our stockholders and are included in our 2017 Plan.

2025 Proxy Statement	33

Table of Contents	Compensation of Directors | Director Compensation Table
Director Compensation Table

The following table shows compensation information for our non-employee directors for the fiscal year ended
January 3, 2025.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Mary C. Beckerle, Ph.D. (4)	84,000	767,050	310,898	—	1,161,948
S. Gail Eckhardt, M.D. (4)	84,000	767,050	310,898	—	1,161,948
Maria C. Freire, Ph.D.	103,000	408,596	—	—	511,596
Alan M. Garber, M.D., Ph.D. (5)	48,500	—	—	50,000	98,500
Tomas J. Heyman	90,500	408,596	—	—	499,096
David E. Johnson	87,000	—	406,907	—	493,907
Robert L. Oliver, Jr.	84,000	408,596	—	—	492,596
Stelios Papadopoulos, Ph.D.	134,000	408,596	—	—	542,596
George Poste, DVM, Ph.D., FRS	97,000	408,596	—	—	505,596
Julie A. Smith	100,000	217,225	190,575	—	507,800
Jacqueline Wright (5)	42,000	—	—	—	42,000
Jack L. Wyszomierski	102,000	408,596	—	—	510,596
(1)    On May 31, 2024, each of Drs. Beckerle, Eckhardt, Freire, Papadopoulos and Poste, Ms. Smith and Messrs. Heyman, Oliver and
Wyszomierski was granted an RSU award pursuant to the Directors’ Policy. Each of Drs. Freire, Beckerle, Freire, Papadopoulos
and Poste and Messrs. Heyman, Oliver and Wyszomierski elected to receive 100% of their annual award in the form of RSU awards. Ms. Smith elected to receive 50% of her annual award in the form of RSU awards. Amounts shown in this column reflect the grant date fair value of the RSU awards as computed in accordance with Financial Accounting Standards Board,
Accounting Standards Codification Topic 718 (ASC 718). The assumptions used to calculate the value of the RSU awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, filed with the SEC on February 11, 2025. Please see “Equity Compensation Arrangements” above for a description of the RSU awards made to non-employee directors on May 31, 2024. The initial RSU awards granted to Drs.
Beckerle and Eckhardt on January 5, 2024 are described in Footnote 4 below.
        Only one RSU award was granted to each of Drs. Freire, Papadopoulos and Poste, Ms. Smith and Messrs. Heyman, Oliver and
Wyszomierski during fiscal 2024 and, accordingly, the grant date fair value of that RSU award is reflected in the table. The aggregate number of shares subject to all RSUs held by each of our non-employee directors as of January 3, 2025, is as follows:
Dr. Beckerle—34,262; Dr. Eckhardt —34,262; Dr. Freire—18,838; Mr. Heyman—32,470; Mr. Johnson—13,632; Mr. Oliver—
32,470; Dr. Papadopoulos—18,838; Dr. Poste—18,838; and Ms. Smith—10,015; and Mr. Wyszomierski—18,838.
(2)    On May 31, 2024, each of Mr. Johnson and Ms. Smith was granted a stock option award pursuant to the Directors’ Policy. Mr.
Johnson elected to receive 100% of his annual award in the form of a stock option. Ms. Smith elected to receive 50% of her annual award in the form of a stock option. Only one stock option award was granted to each of Ms. Smith and Mr. Johnson during fiscal 2024 and, accordingly, the grant date fair value of that stock option is reflected in the table. Amounts shown in this column reflect the grant date fair value of the option awards as computed in accordance with ASC 718. The assumptions used to calculate the value of the option awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, filed with the SEC on February 11, 2025. The aggregate number of shares subject to all stock options held by each of our non-employee directors as of January 3, 2025, is as follows: Dr. Beckerle—30,848; Dr. Eckhardt—30,848; Dr. Freire—96,802; Mr. Heyman—36,353; Mr. Johnson—79,120; Mr.
Oliver—36,353; Dr. Papadopoulos—36,508; Dr. Poste—36,508; Ms. Smith—180,347; and Mr. Wyszomierski—68,562.
(3)    Reflects the consulting fees earned by Dr. Garber during fiscal 2024.
(4)    On January 5, 2024, each of Drs. Beckerle and Eckhardt was granted an RSU award representing 15,424 shares of our common stock and an option to purchase 30,848 shares or our common stock, together comprising each director’s initial award in connection with their joining the Board. The grant date fair values of the RSU components of each director’s initial award was
$358,454, and the grant date fair values of the option components of each director’s initial award was $310,898, in each case as computed in accordance with ASC 718. The assumptions used to calculate the value of the RSU awards and option awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, filed with the SEC on February 11, 2025. There can be no assurance that the option will ever be

34	Exelixis, Inc.

exercised (in which case no value will actually be realized by Drs. Beckerle and Eckhardt) or that the value on exercises of the stock options  or the value of the RSUs will be equal to the grant date fair values described above. Please see “Equity
Compensation Arrangements” above for a description of the initial awards granted to Drs. Beckerle and Eckhardt on January 5,
2024.
(5)  Dr. Garber and Ms. Wright did not stand for re-election at the 2024 Annual Meeting of Stockholders and resigned from the
Board effective as of May 31, 2024.

2025 Proxy Statement	35

Table of Contents	Proposal 2 | Ratification of Selection of Independent Registered Public Accounting Firm
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Board has selected Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 2, 2026. The Board, on behalf of the Audit Committee, has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements for each of the twenty-four fiscal years in the period ended January 3, 2025. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst &
Young LLP as Exelixis’ independent registered public accounting firm. However, the Board is submitting the selection of
Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Exelixis and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as votes against this proposal. As discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. Broker non-votes, if any, will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

36	Exelixis, Inc.

Principal Accountant Fees and Services
The aggregate fees billed by Ernst & Young LLP for the last two fiscal years (fiscal 2024, which ended on January 3,
2025, and fiscal 2023, which ended on December 29, 2023) for the services described below are as follows:

	Fiscal Year Ended
	January 3, 2025	December 29, 2023
Audit fees (1)	$2,936,882	$2,805,390
Audit-related fees (2)	240,000	130,000
Tax fees:	129,993	547,405
Tax compliance fees (3)	—	259,100
Other tax fees (4)	129,993	288,305
All other fees (5)	2,000	—
Total Fees	$3,308,875	$3,482,795
(1)  “Audit fees” consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by
Ernst & Young LLP in connection with statutory and regulatory filings and other engagements such as consents and review of documents filed with the SEC.
(2)  “Audit-related fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.” During fiscal 2024 and
2023, these services included consultations relating to various transactions.
(3)  “Tax compliance fees” consist of fees for tax compliance and tax preparation.
(4)  “Other tax fees” consist of fees for tax advice and tax planning.
(5)  “All other fees” consist of fees for products and services other than the services described above. During fiscal 2024, these fees related to an on-line subscription to an Ernst & Young LLP database.
All fees described above were pre-approved by the Audit Committee. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the independence of the independent registered public accounting firm.
Pre-Approval of Services
During 2024 and 2023, the Audit Committee of the Board pre-approved the audit and non-audit services to be performed by Exelixis’ independent registered public accounting firm, Ernst & Young LLP. Non-audit services are defined as services other than those provided in connection with an audit or a review of our financial statements. The
Audit Committee pre-approves all audit and non-audit services rendered by Ernst & Young LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and all other services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The Audit Committee or its Chair, whom the Audit Committee has designated as a one-person subcommittee with pre-approval authority, pre-approved all audit fees, audit-related fees, tax fees and other fees in 2024 and 2023. Any pre-approvals by the subcommittee must be and were presented to the Audit Committee at its next scheduled meeting.

2025 Proxy Statement	37

Table of Contents	Report of the Audit Committee
REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange
Commission and is not deemed to be incorporated by reference in any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
In connection with the audited consolidated financial statements for the fiscal year ended January 3, 2025, of Exelixis,
Inc., the Audit Committee of the Board of Directors of Exelixis has:
(1)reviewed and discussed the audited financial statements for the fiscal year ended January 3, 2025, with management of Exelixis;
(2)discussed with Ernst & Young LLP, Exelixis’ independent registered public accounting firm (Ernst & Young), the matters required to be discussed by the applicable requirements of the Public Company Accounting
Oversight Board (PCAOB) and the SEC; and
(3)received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young that accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Exelixis’ Annual Report on Form 10-K for the fiscal year ended January 3, 2025.
Audit Committee:
Jack L. Wyszomierski, Chair
David E. Johnson
Stelios Papadopoulos
Julie A. Smith

38	Exelixis, Inc.

PROPOSAL 3
ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory basis, the compensation, as disclosed in this Proxy Statement, of our Chief Executive Officer, Chief Financial Officer and the
other executive officers appearing in the table titled “Summary Compensation Table” later in this Proxy Statement, to whom we refer as our “Named Executive Officers” (NEOs and each, an NEO). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, design, policies and practices described in this Proxy Statement.
The Board encourages our stockholders to review the compensation tables and read the disclosures set forth in the
“Compensation Discussion and Analysis” section of this Proxy Statement that describe our executive compensation program and the compensation of our NEOs for fiscal 2024. For the reasons described in this Proxy Statement, the
Board believes that our executive compensation program strongly aligns with the interests of our stockholders, effectively ties executive compensation with our performance and results in the attraction and retention of highly talented executives.
Accordingly, the Board recommends that our stockholders vote FOR the following resolution:
“RESOLVED, that the compensation paid to the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Required Vote and Board of Directors Recommendation
Advisory approval of Proposal 3 requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes, if any, will have no effect.
Our stockholders have expressed a preference, and our Board has determined, to hold an advisory vote on executive compensation annually. We are presenting this Proposal 3 as required by Section 14A of the Exchange Act. Our Board believes that approval of Proposal 3 is in our best interests and the best interests of our stockholders for the reasons stated above. Because the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are very important to the Board and the management team and, accordingly, the Compensation Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation Committee and the Board as they continue to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders. Unless our Board changes the frequency of future advisory votes on executive compensation, the next advisory vote on executive compensation will be held at the 2026 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

2025 Proxy Statement	39

Table of Contents	Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of February 28,
2025 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary
Compensation Table; (iii) all current executive officers and directors of Exelixis as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficially Owned (1)
Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Total
Named Executive Officers and Directors
Michael M. Morrissey, Ph.D. (2)	2,585,778	*
Christopher J. Senner (3)	615,630	*
Dana T. Aftab, Ph.D. (4)	258,700	*
Jeffrey J. Hessekiel, J.D. (5)	315,662	*
Amy C. Peterson, M.D. (6)	99,442	*
Mary C. Beckerle, Ph.D. (7)	22,494	*
S. Gail Eckhardt, M.D. (8)	23,136	*
Maria C. Freire, Ph.D. (9)	124,857	*
Tomas J. Heyman (10)	40,897	*
David E. Johnson (11)	1,609,394	*
Robert L. Oliver, Jr. (12)	22,250	*
Stelios Papadopoulos, Ph.D. (13)	1,297,086	*
George Poste, DVM, Ph.D., FRS (14)	170,816	*
Julie A. Smith (15)	107,302	*
Jack L. Wyszomierski (16)	390,455	*
All current directors and executive officers as a group (17)	7,902,512	2.82%
5% Stockholders
BlackRock, Inc. (18) 55 East 52nd Street New York, New York 10055	36,013,885	12.9%
The Vanguard Group (19) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	31,671,090	11.2%
Farallon Capital Partners, L.P. (20) One Maritime Plaza San Francisco, California 94111	23,439,500	8.4%
Renaissance Technologies LLC (21) 800 Third Avenue New York, New York 10022	15,615,716	5.6%
(1)    This table is based upon information supplied by executive officers and directors and upon information gathered by us about principal stockholders known to us. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 278,345,734 shares outstanding on
February 28, 2025, adjusted as required by rules promulgated by the SEC. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days of

40	Exelixis, Inc.

February 28, 2025, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days of February 28, 2025. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.
(2)  Includes 1,764,985 shares held by Michael M. Morrissey and Meghan D. Morrissey, Trustees of the Morrissey Family Living Trust
dated July 21, 1994, as amended. Also includes 803,065 shares Dr. Morrissey has the right to acquire pursuant to options exercisable within 60 days of February 28, 2025. Also includes 17,728 shares held by Dr. Morrissey under our 401(k) Plan, determined based upon information provided in plan statements.
(3)    Includes 100,000 shares Mr. Senner has the right to acquire pursuant to options exercisable within 60 days of February 28, 2025.
Also includes 2,723 shares held by Mr. Senner under our 401(k) Plan, determined based upon information provided in plan statements.
(4)  Includes 5,835 shares held by Dr. Aftab under our 401(k) Plan, determined based upon information provided in plan statements.
(5)    Includes 999 shares held by Mr. Hessekiel under our 401(k) Plan, determined based upon information provided in plan statements.
(6)  Includes 66,666 shares Dr. Peterson has the right to acquire pursuant to options exercisable within 60 days of February 28,
2025.
(7)    Includes 22,494 shares Dr. Beckerle has the right to acquire pursuant to options exercisable within 60 days of February 28,
2025, all of which would be subject to repurchase by us, if so exercised.
(8)    Includes 23,136 shares Dr. Eckhardt has the right to acquire pursuant to options exercisable within 60 days of February 28,
2025, all of which would be subject to repurchase by us, if so exercised.
(9)    Includes 52,688 shares Dr. Freire has the right to acquire pursuant to options exercisable within 60 days of February 28, 2025.
(10)  Includes 36,353 shares Mr. Heyman has the right to acquire pursuant to options exercisable within 60 days of February 28,
2025, all of which would be subject to repurchase by us, if so exercised.
(11)  Includes 79,120 shares Mr. Johnson has the right to acquire pursuant to options exercisable within 60 days of February 28,
2025, all of which would be subject to repurchase by us, if so exercised, and Mr. Johnson is deemed to hold such options for the benefit of the Caligan Fund and Accounts, and may, after the exercise of such options, if applicable, transfer the underlying shares directly to the Caligan Fund and Accounts. Also includes 1,525,730 shares held by Caligan Partners Master Fund LP
(Caligan Master Fund), a Cayman Islands limited partnership, and managed accounts (Caligan Accounts, together with the
Caligan Master Fund, the Caligan Fund and Accounts) to which Caligan Partners LP (Caligan) serves as investment manager. Mr.
Johnson is the Managing Partner of Caligan and a Managing Member of Caligan Partners GP LLC, the general partner of Caligan.
The above information is based solely on a Form 4, filed jointly by Mr. Johnson and Caligan with the SEC on May 30, 2024.
(12)  Includes 21,206 shares Mr. Oliver has the right to acquire pursuant to options exercisable within 60 days of February 28, 2025, all of which would be subject to repurchase by us, if so exercised.
(13)  Includes 36,508 shares Dr. Papadopoulos has the right to acquire pursuant to options exercisable within 60 days of February 28,
2025.
(14)  Includes 20,634 shares Dr. Poste has the right to acquire pursuant to options exercisable within 60 days of February 28, 2025.
(15)  Includes 106,539 shares Ms. Smith has the right to acquire pursuant to options exercisable within 60 days of February 28, 2025, all of which would be subject to repurchase by us, if so exercised.
(16)  Includes 52,688 shares Mr. Wyszomierski has the right to acquire pursuant to options exercisable within 60 days of February 28,
2025.
(17)  Total number of shares includes 7,902,512 shares of common stock held by our current directors and executive officers as of
February 28, 2025, and entities affiliated with such directors and executive officers. Also includes 1,537,480 shares our current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days of February 28, 2025,
164,286 of which would be subject to repurchase by us if so exercised. Also includes 37,933 shares held by our current directors and executive officers under our 401(k) Plan, determined based upon information provided in plan statements.
(18)  BlackRock, Inc. (BlackRock) reported that it has sole voting power over 34,488,790 of such shares and sole dispositive power over 36,013,885 of such shares. BlackRock also reported that BlackRock Fund Advisors beneficially owns 5% or more of our outstanding common stock. The information is based solely on a Schedule 13G/A, filed with the SEC on January 24, 2024, which provides information only as of December 31, 2023, and, consequently, the beneficial ownership of BlackRock may have changed between December 31, 2023 and February 28, 2025.
(19)  The Vanguard Group (Vanguard) reported that it has shared voting power over 126,364 of such shares, sole dispositive power over 31,219,906 of such shares, and shared dispositive power over 451,184 of such shares. The information is based solely on a
Schedule 13G/A, filed with the SEC on February 13, 2024, which provides information only as of December 29, 2023, and, consequently, the beneficial ownership of Vanguard may have changed between December 29, 2023 and February 28, 2025.
(20)  Includes shares held by Farallon Capital Partners, L.P. (FCP), Farallon Capital Institutional Partners, L.P. (FCIP), Farallon Capital
Institutional Partners II, L.P. (FCIP II), Farallon Capital Institutional Partners III, L.P. (FCIP III), Four Crossings Institutional Partners
V, L.P. (FCIP V), Farallon Capital Offshore Investors II, L.P. (FCOI II), Farallon Capital (AM) Investors, L.P. (FCAMI), Farallon Capital

2025 Proxy Statement	41

Table of Contents	Security Ownership of Certain Beneficial Owners and Management
F5 Master I, L.P.(F5MI), Farallon Healthcare Partners Master, L.P. (FHPM and, together with FCP, FCIP, FCIP II, FCIP III, FCIP V,
FCOI II, FCAMI, F5MI, the Farallon Funds), Farallon Partners, L.L.C. (the Farallon General Partner), which is the general partner of
FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI and the sole member of FCIP V General Partner (as defined below) and the FHPM
General Partner (as defined below), Farallon Institutional (GP) V, L.L.C. (the FCIP V General Partner), which is the general partner of FCIP V, Farallon F5 (GP), L.L.C. (the F5MI General Partner), which is the general partner of F5MI, Farallon Healthcare Partners
(GP), L.L.C. (the FHPM General Partner), which is the general partner of FHPM, and the following persons (Farallon Individual
Reporting Persons), each of whom is a managing member or senior managing member, as the case may be, of the Farallon
General Partner, and a manager or senior manager, as the case may be, of the FCIP V General Partner, the F5MI General Partner
and the FHPM General Partner, Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Michael B. Fisch, Richard B. Fried, Varun N.
Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., Edric C. Saito, William Seybold,
Daniel S. Short, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (the Farallon Funds, Farallon General Partner, FCIP V
General Partner, F5MI General Partner, FHPM General Partner and Farallon Individual Reporting Persons, collectively, the
Farallon Parties). The Farallon Parties reported that they have shared voting power over 23,439,500 shares of common stock and shared investment power over 23,439,500 shares of common stock. The above information is based solely on a Schedule
13D, as amended, filed by the Farallon Parties with the SEC on March 5, 2025 and, consequently, the beneficial ownership of
Farallon Parties may have changed between March 5, 2025, and the filing of this proxy statement.
(21)  Renaissance Technologies LLC (Renaissance) reported that it has sole voting power over 15,615,716 of such shares, sole dispositive power over 15,615,716 of such shares. The information is based solely on a Schedule 13G filed with the SEC on
February 13, 2024, which provides information only as of December 19, 2023, and, consequently, the beneficial ownership of
Renaissance may have changed between December 19, 2023 and February 28, 2025.

42	Exelixis, Inc.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following chart sets forth certain information regarding our executive officers as of April 16, 2025:

Name	Age	Position
Michael M. Morrissey, Ph.D. (1)	64	President and Chief Executive Officer
Christopher J. Senner	57	Executive Vice President and Chief Financial Officer
Dana T. Aftab, Ph.D.	62	Executive Vice President, Discovery and Translational Research and Chief Scientific Officer
Patrick J. Haley	49	Executive Vice President, Commercial
Jeffrey J. Hessekiel, J.D.	56	Executive Vice President and General Counsel
Amy C. Peterson, M.D.	58	Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer
(1)    Please see “Director Nominees” in this Proxy Statement for Dr. Morrissey’s biography.

Christopher J. Senner Executive Vice President and Chief Financial Officer
Christopher J. Senner, has served as Executive Vice President and Chief Financial Officer (and in such capacity, as our principal financial officer and principal accounting officer, as defined under applicable securities laws) since July 2015.
Prior to joining Exelixis, Mr. Senner served as Vice President, Corporate Finance for Gilead Sciences, Inc., a
biopharmaceutical company, from March 2010 to July 2015, where he was accountable for controllership, tax, treasury and corporate and operational financial planning. Mr. Senner previously spent eighteen years at Wyeth, a pharmaceutical company acquired by Pfizer Inc. in 2009, in a variety of financial roles with increasing responsibility, most notably as Chief
Financial Officer of Wyeth’s U.S. pharmaceuticals business and the BioPharma Business Unit. Since 2019, Mr. Senner has
served as a member of the board of directors of Quince Therapeutics, Inc. (f/k/a Cortexyme, Inc.), a publicly held clinical-stage biopharmaceutical company. Mr. Senner holds a B.S. in Finance from Bentley College.

Dana T. Aftab, Ph.D. Executive Vice President, Discovery and Translational Research and Chief Scientific Officer
Dana T. Aftab, Ph.D., has served as Executive Vice President, Discovery and Translational Research and Chief Scientific
Officer at Exelixis since December 2022. Previously, he served as Executive Vice President, Business Operations from
February 2016 to December 2022, during which time he oversaw the company’s corporate site development and campus operations, including the opening of new laboratory buildings at Exelixis’ Alameda campus and the ongoing buildout of the company’s Exelixis East footprint in the Greater Philadelphia area. Dr. Aftab first joined Exelixis in 1998, starting in Exelixis’
Drug Discovery organization, where he led teams that drove the discovery and development of the company’s approved medicines, including cabozantinib. In 2007, he moved into the company’s clinical development organization, where he led the effort to streamline Exelixis’ processes for transitioning drug discovery programs into clinical development, serving as
Senior Vice President, Translational Research from 2009 to 2016. Prior to joining Exelixis, Dr. Aftab held senior scientist positions at several biotech start-ups. Dr. Aftab holds B.A. and Ph.D. degrees in pharmacology from the University of
California, Santa Barbara and Yale University, respectively, and did his postdoctoral work at the University of California,
Berkeley in the field of oncogene signaling.

2025 Proxy Statement	43

Table of Contents	Information about our Executive Officers

Patrick J. Haley Executive Vice President, Commercial
Patrick J. Haley, has served as the company’s Executive Vice President, Commercial since February 2020 and has held positions of progressive commercial leadership since September 2010, serving as Senior Vice President, Commercial from
December 2016 to February 2020, Vice President, Commercial from November 2014 to November 2016, Executive
Director, Sales & Marketing from September 2013 to October 2014, Senior Director, Marketing from March 2012 to
August 2013, and as Director, Marketing from September 2010 to February 2012. Prior to joining Exelixis, from 2007 to
2010, he held positions of increasing responsibility at Genentech, Inc., on the Avastin marketing team, most recently
Group Product Manager. Between 2003 and 2007, Mr. Haley served in various sales and marketing roles at Amgen, Inc. He served as an analyst at PWC Securities, Lehman Brothers and Accenture from 1998 to 2001. Since October 2024, Mr. Haley has served as a member of the board of directors of NetraMark Holdings, Inc., a publicly held generative AI software company focused on clinical trial analytics. Mr. Haley holds a Masters of Business Administration from University of
Michigan, Ross School of Business, and a Bachelor of Arts in Art History and Medieval and Renaissance Studies from Duke
University.

Jeffrey J. Hessekiel, J.D. Executive Vice President and General Counsel
Jeffrey J. Hessekiel, J.D., has served as Executive Vice President and General Counsel since February 2014, and as Secretary from October 2014 to September 2017, and again from January 2022 to September 2024. From 2012 to 2014, he held the position of Senior Counsel at Arnold & Porter Kaye Scholer LLP, where he advised emerging growth and public companies, primarily in the life sciences sector, on complex legal issues connected with strategic transactions, healthcare compliance programs and investigations, and regulatory matters. Prior to working with Arnold & Porter, from 2002 to 2012, he held positions of increasing responsibility at Gilead Sciences, Inc., most recently as Chief Compliance & Quality Officer where he was responsible for the creation and management of Gilead’s Corporate Compliance & Quality department. From 1998 to
2002, Mr. Hessekiel held the position of Associate, working on both litigation and corporate matters for Wilson Sonsini
Goodrich and Rosati PC. Mr. Hessekiel also worked as an Associate focusing on litigation matters for Heller Ehrman LLP from 1996 to 1998. Prior to joining Heller Ehrman LLP, Mr. Hessekiel also worked for several international non-governmental organizations. In the not-for-profit sector, Mr. Hessekiel serves as a member of the boards of directors of Biocom California, the association representing the California life science industry, HairToStay, and Life Sciences Cares,
Inc. Mr. Hessekiel received his J.D. from The George Washington University Law School and is admitted to practice in
California. Mr. Hessekiel received a B.A. in Political Science from Duke University.

Amy C. Peterson, M.D. Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer
Amy Peterson, M.D., has served as Executive Vice President, Product Development and Medical Affairs and Chief Medical
Officer at Exelixis since August 2023. Dr. Peterson is an oncologist and veteran drug development leader with over two decades of experience advancing therapies for people with cancer. Prior to joining Exelixis, from October 2019 to
September 2022, she served as Executive Vice President and Chief Development Officer and then as President and Chief
Operating Officer at CytomX Therapeutics, Inc. Previously, from August 2016 to February 2019, Dr. Peterson served as
Chief Medical Officer of Immuno-oncology at BeiGene, Inc., where she built the company’s development organization with oversight of all assets in solid tumor indications, including the checkpoint inhibitor tislelizumab. Prior to BeiGene, from
August 2011 to July 2016, she was at Medivation, Inc. (including serving as Vice President of Clinical Development starting in 2012), where she contributed to the development of enzalutamide (XTANDI®) in prostate cancer and led breast cancer development for both enzalutamide and talazoparib (TALZENNA®). Dr. Peterson began her industry career at Genentech,
Inc., where, from September 2005 to August 2011, she oversaw the development of early-stage molecules targeting multiple major pathways in oncology and worked on many approved agents including bevacizumab (AVASTIN®), atezolizumab (TECENTRIQ®) and cobimetinib (COTELLIC®). In the not-for-profit sector, she serves as the Secretary of the board of directors of Conquer Cancer Foundation. Dr. Peterson received her M.D. from Thomas Jefferson University before completing a residency in internal medicine at Northwestern Memorial Hospital and a fellowship in hematology/oncology at the University of Chicago.

44	Exelixis, Inc.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) explains the strategy, design, and decision-making related to our compensation programs and practices for our following NEOs. This CD&A is intended to provide perspective on the information contained in the tables that follow this discussion.

Our 2024 NEOs	Title
Michael M. Morrissey, Ph.D.	President and Chief Executive Officer
Christopher J. Senner	Executive Vice President and Chief Financial Officer
Dana T. Aftab, Ph.D.	Executive Vice President, Discovery and Translational Research and Chief Scientific Officer
Jeffrey J. Hessekiel, J.D.	Executive Vice President and General Counsel
Amy C. Peterson, M.D.	Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer
While the principal purpose of this CD&A is to discuss the compensation of our NEOs, many of the programs discussed apply to other members of senior management who, together with the NEOs, are collectively referred to as our executive officers. As the market for top talent in the biopharmaceutical industry is intensely competitive, the primary goals of our executive compensation program are to:
››Provide market-competitive compensation that attracts, motivates and retains executive officers who present the skills, expertise, and experience necessary to grow our business and sustain our mission;
››Balance shorter- and longer-term incentives and incorporate compensation elements that reward both service over time and performance;
››Align our executive officers’ compensation with the interests of our stockholders; and
››Reward our executive officers for success in achieving our corporate goals.
We believe that continuity in a core team of highly qualified employees, including our NEOs, is critical to the success of our business. Large pharmaceutical and biotechnology companies and strong local competitors have pursued our executives and other highly skilled employees, demonstrating the high demand for their services in the marketplace.
Considering this competitive environment, each year we consider the competitive market for talent in the review of our executive compensation program’s effectiveness in attracting and retaining highly qualified individuals with relevant experience in the biopharmaceutical industry to manage the varied aspects of our complex business operations, including to help determine NEO compensation.
Executive Summary
Our Business
We are an oncology company innovating next-generation medicines and combination regimens at the forefront of cancer care. We have produced four marketed pharmaceutical products, two of which are formulations of our flagship molecule, cabozantinib, and we are steadily advancing our product pipeline portfolio, including our lead investigational asset, zanzalintinib, which is currently the focus of an extensive late-stage clinical development program. We leverage our investments, expertise and strategic partnerships to target an expanding range of tumor types and indications with our clinically differentiated pipeline of small molecules and biotherapeutics, including antibody-drug conjugates (ADCs).
Sales related to cabozantinib account for the majority of our revenues. Cabozantinib is an inhibitor of multiple tyrosine kinases, including MET, AXL, VEGF receptors and RET and has been approved by the U.S. Food and Drug Administration
(FDA) and in 67 other countries as of January 3, 2025: as CABOMETYX® (cabozantinib) tablets for advanced renal cell carcinoma (RCC) (both alone and in combination with Bristol-Myers Squibb Company’s nivolumab (OPDIVO®)), for previously treated hepatocellular carcinoma (HCC) and for previously treated, radioactive iodine (RAI)-refractory differentiated thyroid cancer (DTC); and as COMETRIQ® (cabozantinib) capsules for progressive, metastatic medullary

2025 Proxy Statement	45

Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis
thyroid cancer. For physicians treating these types of cancer, cabozantinib has become or is becoming an important medicine in their selection of effective therapies.
The other two products resulting from our discovery efforts are: COTELLIC® (cobimetinib), an inhibitor of MEK approved as part of multiple combination regimens to treat specific forms of advanced melanoma and marketed under a collaboration with Genentech, Inc. (a member of the Roche Group); and MINNEBRO® (esaxerenone), an oral, non-
steroidal, selective blocker of the mineralocorticoid receptor approved for the treatment of hypertension in Japan and licensed to Daiichi Sankyo Company, Limited.
2024 Strategy and Performance Highlights (1)

Bolstered by the performance and continued growth of the cabozantinib franchise as a leading therapy for forms of renal, liver and thyroid cancers, in 2024, we made significant progress with our product pipeline, including zanzalintinib, delivered strong financial results and provided valuable clarity around our cabozantinib patent estate by successfully resolving the second Abbreviated New Drug Application against MSN Pharmaceuticals.

2024 Financial and Commercial Highlights
$2.17 billion Total Revenues, representing 18% growth year-over-year	8 Full years of operating profit	43% CABOMETYX continued to have leading market position among tyrosine kinase inhibitors, with a total prescriptions (TRx) market share of 43% at the end of 2024
Returned over $650 million to our stockholders through execution of share repurchase programs in 2024
Announced additional $500 million share repurchase program for 2025 to continue returning capital to our stockholders

(1)  Revenues and any other financial measures included in our 2024 Strategy and Performance Highlights are calculated in accordance with U.S. Generally Accepted Accounting Principles.

46	Exelixis, Inc.

Key Business Performance Highlights Delivering on strategic objectives
1 Supplemental New Drug Application
sNDA for cabozantinib (CABOMETYX®) accepted in the U.S. for the treatment of adults with previously treated, locally advanced/unresectable or metastatic, well- or moderately differentiated pancreatic neuroendocrine tumors (pNET), and extra-pancreatic NET (epNET)
››  UPDATE:  In March 2025, Exelixis received U.S. FDA Approval of CABOMETYX® (cabozantinib)
for the treatment of adult and pediatric patients 12 years of age or older with previously treated, unresectable, locally advanced or metastatic, well-differentiated pNET and epNET

6 Ongoing or planned pivotal trials evaluating zanzalintinib
Six ongoing or planned pivotal studies of zanzalintinib, a novel, potent, third-generation oral tyrosine kinase inhibitor (TKI) that targets VEGF receptors, MET and the TAM kinases (TYRO3,
AXL and MER) implicated in cancer’s growth and spread:
››  STELLAR-303: evaluating zanzalintinib in combination with atezolizumab versus regorafenib in patients with metastatic, refractory non-microsatellite instability-high or non-mismatch repair-deficient CRC
››  STELLAR-304: evaluating zanzalintinib in combination with nivolumab versus sunitinib in previously untreated patients with advanced nccRCC
››  STELLAR-305: a phase 2/3 pivotal trial evaluating zanzalintinib in combination with pembrolizumab versus monotherapy pembrolizumab in patients with previously untreated
PD-L1-positive recurrent or metastatic SCCHN
››  STELLAR-311: a planned phase 3 pivotal trial evaluating zanzalintinib versus everolimus as a first oral therapy in patients with advanced NET
››  2 Planned Merck RCC Studies: Pursuant to a clinical development collaboration with Merck, we plan to evaluate zanzalintinib in combination with belzutifan in 2 pivotal RCC studies.
Merck will fund one of these phase 3 studies and will co-fund the other phase 3 study

3 New pipeline clinical trial programs: XL309, XB010 and XL495
››  XL309 is a small molecule inhibitor of USP1, a synthetic lethal target, with best in class potential that is currently being evaluated in a phase 1 clinical trial as monotherapy and in combination with PARP1/2 inhibition in patients with advanced solid tumors
››  XB010 is our first internally developed ADC, consisting of an MMAE payload conjugated to a
mAb targeting the tumor antigen 5T4, that is being evaluated in a phase 1 clinical trial as monotherapy and in combination with pembrolizumab
››  XL495 is another small molecule with best-in-class potential to treat solid tumors due to its synthetic lethality targeting PKMYT1 signaling, that entered clinical testing in October  2024 and is being evaluated both as a monotherapy and in combination with select cytotoxic agents

3 Development candidates (DCs) advancing towards IND submissions in 2025
During 2024, we advanced multiple DCs toward potential IND filings in 2025:
››  XB628, a bispecific antibody that targets PD-L1 and natural killer cell receptor group 2A
››  XB064, a high-affinity monoclonal antibody targeting immunoglobin-like transcript 2, which is associated with resistance to PD-1 pathway inhibitors
››  XB371, a next-generation tissue factor-targeting ADC consisting of a topoisomerase payload conjugated to a TF-targeting monoclonal antibody

2025 Proxy Statement	47

Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis
2024 Executive Compensation Program Highlights
In 2024, we continued our progress towards becoming a biotech leader in oncology R&D with a diverse pipeline portfolio to serve more patients with cancer and generate sustainable, long-term value for our stockholders. The
Compensation Committee believes that the 2024 compensation of all our employees, including our NEOs, is necessary and appropriate, not only to reward the achievement of critical milestones, but also to continue to incentivize our employees’ diligent efforts towards the achievement of our key priorities and anticipated milestones in 2025 and beyond. In consideration of the company’s performance as summarized above, the Board and Compensation
Committee took the following key actions with respect to 2024 compensation for our NEOs:

Key Compensation Actions	Description
Approved Salary Increases for NEOs	In February 2024, the Compensation Committee increased base salaries for our NEOs by between 2.8% and 8.0% over salaries of 2023, reflecting individual performance, time in role and a market review.
Approved Annual Cash Bonuses That Are Aligned with Company Performance
In February 2025, the Compensation Committee approved annual cash bonus payments in amounts between 115% and 120% of each NEO’s
2024 target cash bonus amount. These decisions reflect the
Compensation Committee’s assessment of the overall achievement of our pre-determined 2024 corporate goals, and the individual
contributions of each NEO (other than Dr. Morrissey, whose annual cash bonus is based only on company performance) toward the achievement of our corporate goals.

Granted Performance-Based and Time-Based Awards under Our Long- Term Incentive Program (LTIP)
In February 2024, the Compensation Committee approved
equity awards for each NEO comprising approximately 50%
performance-based RSU awards (PSUs) and 50% time-based RSU
awards. The Compensation Committee believes this allocation between
PSUs and RSUs provides an effective balance between retention and performance, risk and leverage, as well as alignment with the interests of stockholders and creating long-term value.

Did Not Adjust Performance Targets for LTIP or Annual Cash Bonus Plan
The Compensation Committee believes that the performance metrics and related weightings reflect critical business objectives for the company and that the programs as originally established for 2024 remained appropriate. The Compensation Committee did not adjust the performance targets or weightings for awards issued under our LTIP or our Annual Cash Bonus Plan in 2024.

48	Exelixis, Inc.

Compensation Practices and Governance Highlights

Pay for Performance	›› NEO compensation is closely linked to our corporate performance
Stockholder Alignment	›› Long-term equity incentives align the long-term financial interests of our NEOs with those of our stockholders
Compensation Governance	›› Our Compensation Committee is made up entirely of independent directors and engages an independent compensation consultant to advise on executive compensation matters
Stockholder Feedback	›› We value and regularly solicit stockholder feedback, including through an annual stockholder advisory vote to approve our executive compensation program (referred to herein as Say on Pay)
Recoupment or Clawback Policy
››       We maintain a Policy for Recoupment of Variable Compensation
          (referred to herein as the Clawback Policy) that permits the company to recoup all forms of variable compensation (excluding base salary)
          from senior level employees, including our NEOs, in the event of misconduct that causes material harm to the company and recover incentive-based compensation erroneously received by current or former executive officers, including our NEOs, following a restatement of financial results

Annual Cash Bonus Amounts Subject to Payment Maximums	›› Our Annual Cash Bonus Plan sets a cap of 200% on the payouts of target bonus payments for individual and/or corporate performance
Equity Plan Features
››       The 2017 Plan includes minimum vesting requirements of no less than one year for all types of awards, subject to limited exceptions
››       Applies a maximum 7-year term for stock options
››       Prohibits repricing of underwater stock options without prior stockholder approval

Stock Ownership Guidelines	›› We apply, monitor and enforce stock ownership guidelines for directors and executive officers to further align their interests with those of our stockholders
Change in Control Provisions
››       Does not include excessive change in control or severance payments
››       Provides “double-trigger” change in control benefits
››       Does not include Code Section 280G tax gross-ups on severance or change in control benefits

Perquisites, Retirement and Pension Benefits	›› Our NEOs do not receive excessive perquisites or post-termination retirement or pension benefits that are not available to all employees generally
Prohibition on Hedging and Margin Loans	›› We prohibit hedging and purchases on margin by executive officers and directors
Meaningful Limits on Pledging
››       NEW: In December 2024, we updated our Insider Trading Policy to prohibit all pledging, including in circumstances where the individual can demonstrate the financial capacity to repay the loan without resorting to the pledged securities
››       No executive officers or directors pledged our common stock during 2024

Compensation Risk Assessment
››       Our Compensation Committee annually assesses the risks associated with our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on the company

2025 Proxy Statement	49

Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis
How We Determine Executive Compensation
Role of the Compensation Committee, Compensation Consultants and Executive Officers in Compensation Decisions
Role of the Compensation Committee
The Compensation Committee is responsible for evaluating and approving NEO compensation, and, when appropriate, may solicit the input of, or present recommendations on compensation matters for consideration and approval to, the full Board. The Compensation Committee acts on behalf of the Board with respect to overseeing our compensation policies, plans and programs, and establishing and reviewing general policies relating to compensation and benefits of our employees. The Compensation Committee also administers our equity and other incentive plans. The
Compensation Committee does not delegate any of its functions to others in determining executive compensation.
Role of Independent Compensation Consultants
Our Compensation Committee uses an independent compensation consulting firm to advise on executive officer compensation, including base salaries, bonus targets and equity compensation, and director compensation. For 2024, the Compensation Committee retained the consulting firm Aon, to advise and assist with:
››Development of a peer group to be used in the evaluation of 2024 executive and director compensation determinations
››Documentary support, including peer group and industry data, with respect to base salaries, target annual cash bonuses and equity compensation
››A market analysis of executive officer compensation compared to our peer group, which was reviewed with the Compensation Committee and used to guide 2024 base salary and bonus target decisions for our NEOs
››A market analysis of long-term incentive compensation of our executive officers compared to our peer group, which market analysis was reviewed with the Compensation Committee and used to guide 2024 long-term equity compensation determinations
The Compensation Committee assessed the independence of Aon pursuant to SEC rules and concluded that the work performed by Aon for the Compensation Committee did not raise any conflicts of interest.
Role of Executive Officers
Dr. Morrissey, our President and Chief Executive Officer, participates in the Compensation Committee’s deliberations with respect to NEO compensation other than his own, but he is not present during deliberations and voting concerning his compensation. Each year, Dr. Morrissey and other members of senior management develop annual corporate goals and performance targets for long-term incentive awards for the company, which are subject to
Compensation Committee and/or Board review and approval.
Compensation Committee Process
In setting the level of salary, annual cash bonus and long-term incentive compensation for our NEOs, the Compensation
Committee typically considers various factors, including:
››company performance during the prior year;
››each NEO’s individual contribution toward achievement of our corporate goals;
››the criticality of each NEO’s skill set and relative expected future contributions to our business;
››the growing complexity of our business and commensurate increase in workloads and responsibilities of our NEOs;
››the appropriate compensation mix for each NEO;
››the historical salary, cash bonus and percentage of vested versus unvested equity awards held by each
NEO; and
››market data, which include competitive information relating to compensation levels for comparable positions in the biotechnology and life sciences sector and for our specific peer group.

50	Exelixis, Inc.

Each year, the Compensation Committee balances these factors against our cash resources and the critical need to prioritize clinical development and pipeline expansion investments over other expenditures, as well as our aggregate equity burn rate. Using this process, the Compensation Committee strives to ensure that, as a whole, our executive compensation program is competitive.
Stockholder Outreach and Board Responsiveness
Our stockholder outreach initiatives constitute an integral part of our executive compensation program review and allow us to elicit and obtain a better understanding of the concerns and perspectives of our stockholders. Topics discussed with stockholders during 2024 included Board independence, composition, tenure and refreshment, business performance and corporate strategy, environmental disclosures, executive compensation and human capital management.
Each Spring, we reach out to our top 35 stockholders representing over 60% of our outstanding common stock to seek support for our annual meeting proposals and request feedback regarding governance matters. This outreach effort also provides us with the opportunity to gather our stockholders’ opinions concerning executive compensation matters and to reaffirm our commitment to align pay and performance. Participants at these meetings typically include members of the management team and in some cases the Chair or other members of our Board. Stockholder feedback is then reported to the appropriate committee and/or the entire Board for consideration. During the Fall each year, we again reach out to our top 35 stockholders to solicit additional feedback on matters critical to our stockholders’
evaluation of our governance profile. Participants in the Fall 2024 stockholder outreach program included members of the management team, as well as the Chair of our Board. These conversations provided us with the opportunity to share information concerning our company’s progress against its strategic goals. We also received positive feedback on our 2024 CV&S Report, which highlighted our recent initiatives aimed at clinical trial inclusiveness, talent management, sustainability achievements, and constructive commentary regarding our Board’s independence, tenure, refreshment and oversight, all of which was summarized and reported to the Board for consideration in its ongoing evaluation of our governance profile.
It is our desire and intention to continue to engage with our stockholders throughout the year, and we invite you to reach out to us with any comments or questions at any time. Please see our website at www.exelixis.com under the caption “Investors & Media—Contact IR” for the appropriate contact information.
Stockholder Advisory Vote on Executive Compensation
We provide our stockholders the opportunity to cast an annual Say on Pay vote with respect to our executive compensation program, and our Compensation Committee takes the results of this vote into account when determining NEO compensation. At our annual meeting of stockholders held in May 2024, approximately 96% of the votes present and entitled to vote voted in favor of the Say on Pay proposal. Our Compensation Committee considered these votes to be a continued endorsement of the Compensation Committee’s policies and practices and remains committed to receiving ongoing stockholder feedback in connection with our pay-for-performance philosophy and design.
Competitive Assessment
A key objective of our executive compensation program is to ensure that the overall compensation packages we offer our executive officers remain competitive with the packages offered by companies with which we compete for executive talent. Our Compensation Committee consults with its independent compensation consultant, Aon, to develop a peer group of companies to serve as the basis for comparing our executive compensation program to the market.
Peer Group Development Process and How We Used the Data
The Compensation Committee regularly reviews and adjusts the composition of the peer group to account for changes in both our business and the businesses of the companies in the peer group. The Compensation Committee does not have a specific target compensation level for the NEOs for their total compensation. Instead, we review our peer group benchmarking data and data from within the general biotechnology market as a reference point to ensure our NEO and executive officer roles are properly valued.

2025 Proxy Statement	51

Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis
In developing the 2024 peer group, the Compensation Committee considered the continued evolution of our business and meaningful developments in comparison to the 2023 peer group companies. It also considered what other companies might make suitable additions to the 2024 list. The key qualitative and quantitative considerations that influenced the development of the 2024 peer group were:
››industry, including biotechnology and pharmaceutical companies;
››therapeutic area, including companies with an oncology product focus;
››stage of business, with at least one marketed product;
››organizational complexity, as reflected by headcount between 0.3x—3.1x Exelixis’ then-current headcount (approximately 400 employees—3,700 employees);
››whether the company is traded on a major U.S. exchange;
››market capitalization between 0.4x—3.2x of Exelixis’ then-current market capitalization (approximately
$2.5 billion—approximately $20.0 billion); and
››revenues between 0.5x—2.7x of Exelixis’ then-current revenues (approximately $850 million—
approximately $4.6 billion).
Following this analysis, the Compensation Committee, in consultation with management and Aon, identified the following 18 publicly-traded, U.S.-based biotechnology/pharmaceutical companies as our peer group (our Peers) to be used in reviewing compensation for 2024:

Our Fiscal 2024 Peers (1)
ACADIA Pharmaceuticals Inc.	Horizon Therapeutics plc	NovoCure Limited
Alkermes plc	Incyte Corporation	PTC Therapeutics, Inc.
Alnylam Pharmaceuticals, Inc.	Ionis Pharmaceuticals, Inc.	Sarepta Therapeutics, Inc.
BeiGene, Ltd.	Jazz Pharmaceuticals plc	Seagen Inc.
BioMarin Pharmaceutical Inc.	Natera, Inc.	Ultragenyx Pharmaceutical Inc.
Exact Sciences Corporation	Neurocrine Biosciences, Inc.	United Therapeutics Corporation
(1)  Per our selection criteria, in 2024, we added PTC Therapeutics, Inc. and removed Blueprint Medicines Corporation, from our
Peers.
Exelixis’ positioning relative to its 2024 Peers (as of August 2023) was the 60th percentile for revenues and the 36th percentile for market capitalization.
63rd

52	Exelixis, Inc.

Compensation Elements
Our executive compensation program generally consists of three principal components: base salary; annual cash bonus;
and long-term incentive compensation.

Element		Description	Objective(s)
Annual Base Salary		Annual fixed cash compensation	Provide a predictable level of income that is competitive with our Peers
Annual Cash Bonus
Variable cash compensation based on
corporate performance, including
achievement against pre-determined
corporate goals and the individual
contributions of each NEO toward the
achievement of such corporate goals
Align our executive compensation with our annual corporate goals Motivate and reward achievement of corporate goals and overall company performance, including through individual contributions
Long-Term Incentive Compensation	RSUs (or PSUs, if performance- based)
Variable share-based compensation,
subject to either time-based yearly
vesting over four years or
performance-based vesting based
on the achievement of key
corporate goals
PSUs generally have a three-year
performance period, with 50% of the
earned PSUs vesting upon the
Compensation Committee’s
certification of achieved performance,
and the remaining 50% vesting on the
first quarterly vesting date following
the one-year anniversary of the
Compensation Committee’s
certification

Align the interests of our executives
with those of our stockholders
Motivate our executives to
achieve long-term corporate
performance objectives
Promote retention, including during
periods of stock price volatility
common to biotechnology companies

	Stock Options	Variable share-based compensation with value derived from appreciation in our company’s stock price
Align the interests of our executives
with those of our stockholders
Motivate our executives to achieve
critical business objectives as stock
options only have value if the value of
our company as reflected by our stock
price increases over time

Other Compensation and Benefits
All of our employees, including our NEOs, are eligible to participate in our 401(k) Plan, our ESPP and other benefit programs on the same basis as other employees. These programs are intended to provide tax-beneficial ways to save toward retirement, promote health and wellness and encourage stock ownership. Our NEOs are also eligible to participate in our Change in Control and Severance Benefit Plan (CIC Plan), a compensation program that incentivizes our executive officers to remain with our company, and objectively evaluate and facilitate an acquisition of our company should consideration of such a transaction be determined appropriate by the Board and in the best interests of our stockholders. The Compensation Committee believes that considered together, these benefits are critical for motivating and retaining our executive leaders and are consistent with compensation arrangements provided in the competitive market for executive talent.

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Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis

Element	Description
401(k) Plan
All employees, including NEOs, may contribute their own funds, as salary deductions, on a pre-tax or after-tax basis, subject to plan and government limits. For 2024, we matched pre-tax and Roth 401(k)
contributions dollar-for-dollar up to $11,000.

Employee Stock Purchase Plan
Our ESPP allows all employees, including NEOs, to purchase shares of our common stock at a price equal to the lower of 85% of the closing price on the first day of the six-month offering period or 85% of the closing price on the final day of such offering period, subject to specified limits.

Health Care, Dental and Vision Benefits	Subject to applicable laws, these health and welfare benefits are available to all eligible employees, including NEOs.

CIC Plan (1)
Participants receive certain plan benefits only if terminated without cause or constructively terminated, whether or not in connection with a change-in-control event.
In the context of a change in control, our plan requires a “double-trigger”
– participants are protected in the event of a termination without cause or constructive termination in connection with a change-in-control event, but they are encouraged to stay throughout a transition period in the event of a change in control, and the CIC Plan does not provide for benefits for a participant who remains with the surviving company in a comparable position.
To serve our best interests, the plan requires a release of claims against us as a condition to receiving any severance benefits.

(1)  Our CIC Plan is described in additional detail under the heading “Potential Payments Upon Termination or Change in Control.”

54	Exelixis, Inc.

Compensation Mix
Our Compensation Committee has not established formal policies or guidelines for setting executive compensation and, in the context of the input and factors described below, uses its structured discretion to ensure that our compensation program is appropriately aligned with company performance, long-term strategy and stockholder expectations. To that end, a significant portion of our NEOs’ compensation is always “at risk” because it is variable, performance-based and in large part dependent on the success of our company. At-risk compensation for 2024 included PSUs, RSUs, stock options and annual incentive cash bonuses. The following charts highlight the 2024 pay mix for our Chief Executive Officer and our other NEOs as a group.

Chief Executive Officer	All Other NEOs
Pay Mix	Pay Mix
90% of CEO 2024 Compensation is Considered Variable and At-Risk	83% of All Other NEOs (as a group) 2024 Compensation is Considered Variable and At-Risk

90%
At-Risk
83%
At-Risk
2024 Compensation Decisions
2024 Base Salaries
The Compensation Committee annually reviews the base salaries of our NEOs and adjusts them periodically to maintain competitive market positioning with our Peers, alignment with evolving role responsibilities and to promote retention.
The following table sets forth the 2024 base salaries for each of our NEOs, as determined by the Compensation
Committee in February 2024.

Name	2023 Base Salary	2024 Base Salary	Percentage Increase
Michael M. Morrissey, Ph.D.	$1,201,241	$1,266,108	5.4%
Christopher J. Senner	$752,514	$797,665	6.0%
Dana T. Aftab, Ph.D.	$582,400	$628,993	8.0%
Jeffrey J. Hessekiel, J.D.	$662,269	$692,071	4.5%
Amy C. Peterson, M.D.	$640,000	$658,095	2.8%

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Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis
2024 Annual Cash Bonuses
Rigorous Process for Determining Annual Cash Bonus
Our Annual Cash Bonus Plan is an annual incentive program designed to provide our senior management team, including our NEOs, with incentives and rewards for achieving the strongest possible corporate performance, while also enhancing our ability to attract and retain highly talented individuals. Under our Annual Cash Bonus Plan, NEOs are eligible to receive an annual performance-based cash bonus award, the amount of which is based on a pre-set target percentage of the NEO’s annual base salary earned during the year. The Compensation Committee is responsible for establishing the bonus target percentages, as well as the relative percentage contributions of corporate performance and individual performance. For each NEO, the amount of the cash bonus award for each fiscal year depends upon our overall corporate performance, including the achievement of applicable corporate goals established by the
Compensation Committee for that year, and, for NEOs other than Dr. Morrissey (whose annual incentive cash bonus is entirely dependent upon company performance), the Compensation Committee’s consideration of the individual contributions of each NEO toward the achievement of our corporate goals. Under appropriate circumstances, the
Compensation Committee may use discretion to acknowledge progress toward achievement of a goal when factors outside of our control rendered a performance target impossible or impractical to achieve. The corporate goals under the Annual Cash Bonus Plan may be based on criteria such as the following: sales or commercial goals; research, development and clinical achievements; financial metrics; hiring, retention and other operational goals; commercial, clinical and strategic collaborations and alliance management; acquisitions and licensing or partnering transactions;
manufacturing and supply goals; quality goals; regulatory goals; legal and compliance goals; and government affairs and public policy goals. Individual performance may be assessed by the Compensation Committee based on the NEO’s contributions toward the achievement of our corporate goals, recommended by the Chief Executive Officer and approved by the Compensation Committee, for the NEO’s area of responsibility. Taking these factors into account, the
Compensation Committee assigns an individual performance percentage for each NEO, other than Dr. Morrissey. For any year, the achieved corporate performance percentage and/or individual performance percentage may exceed
100%, provided that neither percentage may exceed 200%.
2024 Bonus Targets
Bonus targets (expressed as a percentage of base salary) are based on the seniority of the applicable position. They are reviewed annually by the Compensation Committee, taking into consideration competitive market data and the criticality of the role for the organization, and adjusted if deemed appropriate by the Compensation Committee.
Following such review in February 2024, the Compensation Committee determined that the existing bonus targets from
2023 remained aligned with competitive market data and therefore would remain unchanged for 2024. The following table sets forth the 2024 bonus targets for the NEOs.

NEO	2024 Bonus Target
Michael M. Morrissey, Ph.D.	100%
Christopher J. Senner	50%
Dana T. Aftab, Ph.D.	50%
Jeffrey J. Hessekiel, J.D.	50%
Amy C. Peterson, M.D.	50%
2024 Corporate Goal Development and Weighting
In establishing the bonus program for 2024, our Compensation Committee reviewed and approved management’s proposed goals relating to further advancement and commercialization of cabozantinib, clinical development of zanzalintinib and other product candidates, clinical collaborations and business development activities, and advancement of discovery programs to IND or DC stages. Our Compensation Committee selected these goals as appropriate drivers for our business, providing a balance between the efforts necessary to continue the successful commercialization of CABOMETYX in its approved indications, further our cabozantinib development program and advance our other clinical programs and early-stage product pipeline, including zanzalintinib, while maintaining a strong financial position, which together enhance stockholder value. At the time the 2024 corporate goals were set, the

56	Exelixis, Inc.

Compensation Committee and management believed that such goals were challenging and achieving them would require not only continued strong commercial performance, research and product development success, and prudent fiscal and legal management, but also a high level of effort and skilled execution on the part of our NEOs.
The Compensation Committee also applied a performance weighting to each goal relative to the overall performance of the company to reflect the prioritization of key business objectives. Target and maximum achievement levels were defined for certain corporate goals and, depending on the level of achievement, NEOs were eligible to receive a payout ranging from 0% to 150% for such goal. Additionally, a weighting between corporate performance and individual performance was also applied for each NEO to reflect the level of impact such individual would be able to make on the overall corporate performance. The following table sets forth the relative weighting for each corporate goal and corporate versus individual performance for our NEOs.

Corporate Goals	Weighting (%)	NEO	Weighting of Corporate Goals	Weighting of Individual Performance Assessment
Cabozantinib	40%	Michael M. Morrissey, Ph.D.	100%	0%
Zanzalintinib	20%	Christopher J. Senner	70%	30%
XB002	10%	Dana T. Aftab, Ph.D.	70%	30%
XL309/XL495/XB010/XB628 Clinical Development	10%	Jeffrey J. Hessekiel, J.D.	70%	30%
Clinical Collaborations	5%	Amy C. Peterson, M.D.	70%	30%
Business Development	5%
IND Candidates	5%
New DCs	5%
Total	100%
2024 Performance Evaluation
During 2024, management reported regularly to the Compensation Committee and the Board on the status of the company’s performance against our 2024 goals, including in formal meetings in February, May, August and December.
In February 2025, the Compensation Committee evaluated the company’s performance in relation to the 2024 goals, as well as the individual contributions of each NEO (other than Dr. Morrissey, whose annual incentive cash bonus is entirely dependent on the company’s performance against our pre-determined 2024 corporate goals) toward the achievement of those goals.

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Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis
Following its evaluation of such performance, the Compensation Committee concluded that 2024 was a year of meaningful accomplishments, during which the company largely achieved each of the goals, as further described in the table below:

PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
Cabozantinib			40%	49.5%
Target	Maximum
Achieve two sNDA submissions	Achieve additional sNDA submissions, including within expedited timelines, or an approval in 2024	›› One sNDA submitted
Below Target Achievement
Meet the U.S. cabozantinib franchise net product revenues target	Exceed U.S. cabozantinib franchise net product revenue target by 5%	›› U.S. cabozantinib franchise net product revenue exceeded the Maximum performance target
Above Target Achievement
Successfully resolve MSN II district court litigation	Successful resolution of MSN II district court litigation securing cabozantinib patent estate, resulting in a loss of exclusivity for cabozantinib no earlier than 2030	›› Successfully resolved MSN II district court litigation
Above Target Achievement
Zanzalintinib			20%	23.6%
Target	Maximum
Complete STELLAR-303 enrollment and achieve enrollment targets for STELLAR-303 and STELLAR-304 pivotal trials	Complete STELLAR-303 enrollment on expedited timeline Achieve additional STELLAR-303 and STELLAR-304 enrollment targets	›› STELLAR-303: Enrollment completed on expedited timeline ›› STELLAR-304 and 305: Achieved additional enrollment targets
Above Target Achievement
One End of Phase 2 (EOP2) or pre-Phase 3 meeting with FDA for one new pivotal trial	Initiate co-funded Phase 3 with collaboration partner OR two EOP2/ pre-Phase 3 with FDA	›› Held one EOP2 meeting (STELLAR-311) ›› Announced Merck clinical development collaboration for three Phase 3 studies
Target Achievement
STELLAR-009: Determine recommended dose (RD) and initiate expansion in 2L RCC	Initiate 2L RCC expansion on expedited timeline	›› Collaboration agreement with Arcus providing for STELLAR-009 terminated in Q3 2024
Target Achievement

58	Exelixis, Inc.

PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
XB002			10%	10.0%
Target	Maximum
Complete enrollment to at least 2 Randomized Dose Cohorts and complete enrollment into 5 cohorts to support Go / No Go efficacy assessment	Complete enrollment into 8 cohorts to support Go / No Go efficacy assessment and make go decision into full development in at least 1 indication	›› Completed enrollment in Q1 for 4 randomized dose cohorts ›› No-Go decision made in August 2024 to discontinue XB002 program/JEWEL-101
Target Achievement
XL309/XL495/XB010/XB628			10%	12.5%
Target	Maximum
XL309: First patient in (FPI), in combination with PARPi	XL309: Initiate enrollment into 5th monotherapy dose cohort	›› XL309: FPI in combination with PARPi achieved in July 2024. Enrollment into 4th monotherapy cohort ongoing
Target Achievement
First site activation (FSA) for two INDs	FSA for 3 INDs OR FPI in one new IND	›› XB010: FSA and FPI achieved ›› XL495: FSA and FPI achieved
Above Target Achievement
Clinical Collaborations			5%	5.0%
Target	Maximum
Cybrexa Therapeutics (CBX-12): Go / No Go decision for monotherapy RD	N/A	›› Announced termination of Cybrexa collaboration in April 2024
Target Achievement
Sairopa B.V. (ADU-1805): initiate combination dose escalation	Initiate RD for monotherapy	›› Combination dose escalation initiated ›› RD for monotherapy escalation initiated
Target Achievement
Business Development			5%	7.5%
Target	Maximum
Establish a clinical collaboration combination pivotal trial(s) for zanzalintinib with provision of free drug and/or co-funding	Two clinical collaborations for free drug and/or co-funding, OR In-license clinical stage asset in later-stage development	›› Announced Merck clinical development collaboration ›› Several late-stage assets identified
Above Target Achievement
IND Candidates			5%	6.3%
Target	Maximum
Two new INDs filed from internal R&D efforts or existing/new collaborations	Three new INDs filed	›› XB010: IND filed in May 2024 ›› XL495: IND filed in July 2024 ›› XB628: IND filing updated to January 2025 to prioritize NET regulatory activities
Above Target Achievement

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PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
New DCs			5%	2.5%
Target	Maximum
Advance up to two new DCs across multiple modalities/ mechanisms of small molecules and biologics	Advance up to three new DCs	›› Advanced one new DC
Below Target Achievement
			100%	116.9%(2)
(1)  The percentage of achievement for each performance objective is rounded to the nearest tenth of a percent.
(2)  The Compensation Committee exercised discretion to set the bonus payout level at 115%.
Individual Performance Assessments of our NEOs other than the Chief Executive Officer
The Compensation Committee also recognized the individual contributions of each NEO toward achievement of the
2024 corporate goals (other than Dr. Morrissey, whose annual incentive cash bonus is entirely dependent on the company’s performance against our pre-determined 2024 corporate goals). In evaluating the individual performance of these NEOs as part of determining the annual cash bonus payments, the Compensation Committee considered the following contributions from each NEO:
››Mr. Senner’s overall leadership of our finance organization and his performance with respect to the achievement of our financial goals in 2024, particularly regarding: disciplined expense management;
facilitation of the 2024 stock repurchase program; his role in positioning the company to be able to execute on future strategic initiatives and evolving priorities; management of our facilities operations; and
his continuing responsibilities leading the Information Technology organization to maintain and further enhance our technology infrastructure, especially with respect to cybersecurity, Artificial Intelligence governance and data loss prevention.
››Dr. Aftab’s overall leadership of our discovery and translational research organizations and his performance with respect to the achievement of our discovery goals in 2024, particularly regarding: the strategic guidance of our discovery programs to expand our oncology product pipeline; the advancement of multiple small molecule and biotherapeutics DCs towards future IND filings; and spearheading our pipeline expansion initiatives to acquire and in-license promising investigational oncology assets.
››Mr. Hessekiel’s overall leadership of our legal and compliance organizations and his performance with respect to the achievement of our business and legal goals in 2024, particularly regarding: his continued
effective management of the Abbreviated New Drug Application litigations, including the successful resolution of the second MSN trial; the effective oversight of our compliance program, including the integration of the quality assurance function within the compliance organization; and our ongoing and planned advocacy concerning prospective changes to laws, regulations, and policies applicable to our business.
››Dr. Peterson’s effective leadership of our product development and medical affairs organizations (PDMA)
and her performance with respect to the achievement of our product development goals in 2024, particularly regarding: the organizational and process enhancements to improve PDMA performance and acceleration of clinical trial enrollment across our various programs; the effective management of the product development organizations to align to our strategic priorities; and the achievement of top-line results for cabozantinib pivotal trials and presentation of such results, along with clinical updates from early-stage pipeline trials, at various medical meetings.

60	Exelixis, Inc.

In consideration of the foregoing, in February 2025, the Compensation Committee approved annual cash bonus payments for each NEO, as reflected in the table below.

Name	2024 Base Salary ($)	2024 Target Award (%)	2024 Corporate Performance Weighting (%)	2024 Approved Corporate Performance (%)	2024 Individual Performance Weighting (%)	2024 Individual Performance (%)	2024 Annual Cash Bonus Payout (% of Target Award)	2024 Annual Cash Bonus Payout ($)
Michael M. Morrissey, Ph.D.	$1,266,108	100%	100%	115%	N/A	N/A	115%	$1,456,024
Christopher J. Senner	$797,665	50%	70%	115%	30%	132%	120%	$478,599
Dana T. Aftab, Ph.D.	$628,993	50%	70%	115%	30%	115%	115%	$361,671
Jeffrey J. Hessekiel, J.D.	$692,071	50%	70%	115%	30%	132%	120%	$415,243
Amy C. Peterson, M.D.	$658,095	50%	70%	115%	30%	115%	115%	$378,404
2024 Long-Term Incentive Awards
Consistent with our goal to align executive compensation with performance that advances our critical business objectives, a significant portion of the NEOs’ total compensation typically has consisted of, and is expected to continue to consist of, equity-based awards. In evaluating the mix of equity awards for 2024, the Compensation Committee considered market trends, as well as feedback from stockholders and proxy advisory firms, and determined that a combination of PSUs and RSUs would be the most appropriate incentive structure for our NEOs to reward performance over time and achieve our retention objectives.
Allocation of 2024 Long-Term Incentive Awards
Our Compensation Committee approved the 2024 long-term incentive awards for each NEO comprising approximately
50% PSUs and 50% RSUs. In approving these awards, the Compensation Committee sought to establish an effective balance between retention and performance, risk and leverage, as well as alignment with our peer group.
2024 RSU Awards
The RSU awards granted to our NEOs represent approximately 50% of the total long-term incentive award value. In determining to grant each NEO’s 2024 time-based equity award in the form of RSUs, the Compensation Committee considered market trends, retention needs, and internal pay equity. The Compensation Committee ultimately determined that granting RSUs to each of our NEOs would generate a substantial retention incentive, further align our
LTIP with market trends, and align the interests of our NEOs with those of our stockholders by encouraging them to focus on the company’s long-term performance and success.
These RSU awards granted to our NEOs vest in four equal annual installments beginning on May 15, 2025. Vesting of these RSU awards will cease upon termination of continuous service for any reason. A discussion of the treatment of
RSUs under our CIC Plan can be found under “Potential Payments Upon Termination or Change in Control” below.
2024 PSU Awards
The PSU awards granted to our NEOs represent approximately 50% of the total long-term incentive award value.
Consistent with our pay-for-performance philosophy and our focus on driving long-term stockholder value creation, the
Compensation Committee determined that the 2024 PSU awards granted to our NEOs will vest based on our total stockholder return relative to other companies in the Nasdaq Biotechnology Index (Relative TSR), as measured over a three-year period ending January 1, 2027 (such performance metric referred to herein as the 2024 Relative TSR Goal).
The Compensation Committee chose Relative TSR as the performance metric for the 2024 PSU awards because it is an objective and meaningful metric to evaluate our performance against the performance of our industry peers, and it effectively aligns executive compensation with our long-term growth strategy.

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Achievement of the threshold, target, and maximum performance level targets of the 2024 Relative TSR Goal will result in 50%, 100%, and 175%, respectively, of the target number of shares of our common stock subject to the PSU awards becoming eligible to vest.

2024 Relative TSR Goal
Performance Level	Relative TSR Percentile v. Nasdaq Biotechnology Index Companies	PSUs Vesting as a Percentage of Target
Below Threshold	49th percentile or below	0%
Threshold	50th percentile – 64th percentile	50%
Target	65th percentile – 79th percentile	100%
Maximum	80th percentile or above	175%
The NEOs are therefore eligible to vest up to a maximum of 175% of the target number of shares of our common stock subject to the PSU award. However, if the maximum performance level target for the 2024 Relative TSR Goal is achieved but the actual total stockholder return (TSR) is negative at the end of the performance period, then vesting for each of the NEOs will be limited to 100% of the target number of shares. Failure to achieve the threshold performance level target during the three-year performance period will result in forfeiture of the entire 2024
PSU award.
After the performance period has ended, the Compensation Committee will certify the level of achievement of the
2024 Relative TSR Goal and then determine the number of shares that are entitled to vest based on such achievement, which will be equal to the product of (1) the target number of shares subject to a 2024 PSU award and (2) the performance achievement percentage of the 2024 Relative TSR Goal (such number referred to herein as the 2024 PSU
Certified Shares). Each 2024 PSU award will vest as to 50% of the 2024 PSU Certified Shares upon the Compensation
Committee’s certification with the remaining 50% of the 2024 PSU Certified Shares vesting on the first quarterly vesting date following the one-year anniversary of the Compensation Committee’s certification.
Vesting of these PSU awards will cease upon termination of service as an employee for any reason except for termination without cause or constructive termination in connection with certain change-in-control events of the company. Pursuant to the terms of the award agreements, following certain change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards will convert to time-based vesting, and the target number of shares subject to each PSU award will vest annually over a four-year period following the grant date (with any portion that would have vested on or prior to the change-in-control event under this time-based vesting schedule vesting on the date of the change-in-control event and any portion that is unvested following the date of the change-in-
control event vesting in accordance with the time-based vesting schedule). The purpose of this conversion feature is to account for the fact that the goal may not be measurable in the context of the newly formed organization. A discussion of the treatment of PSUs under our CIC Plan can be found under “Potential Payments Upon Termination or Change in
Control” below.
Value of 2024 Long-Term Incentive Awards
When determining the appropriate value of NEO equity incentive awards, the Compensation Committee asked its independent compensation consultant, Aon, to provide guidance with respect to a program that would incentivize our
NEOs to achieve key company priorities and increase stockholder value over the long-term, while maintaining competitive market practices and being mindful of the company’s equity burn rate.
As part of the decision-making process, the Compensation Committee considered the challenges of managing a strong performing organization in a highly competitive and increasingly highly regulated business environment, as well as the importance of a cohesive management team to facilitate the achievement of product development and pipeline expansion objectives, while supporting the continued commercial success of CABOMETYX. The Compensation
Committee also believed it was important that the value of the equity awards continue to reflect the individual performance of each NEO during the fiscal year to date and the criticality of each NEO’s skill set and expected future contributions to our business. Taking these factors into consideration and applying Aon’s market analysis of long-term incentive compensation of our NEOs compared to our Peers, the Compensation Committee determined the aggregate value of the equity awards granted to each of our NEOs taking into account competitive market data, company and

62	Exelixis, Inc.

individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning, and the Compensation Committee approved the aggregate grant amounts to the NEOs summarized in the table below. The actual number of RSUs and PSUs granted to each executive officer was determined by dividing the value the Compensation Committee intended to deliver by the 20-day average trailing stock price (as of February 16,
2024). A 20-day average stock price was used, rather than a single day share price, in order to provide a more stabilized share value less susceptible to possible swings in the market.

Name	Number of Shares Subject to RSUs	Target Number of Shares Subject to 2024 PSUs
Michael M. Morrissey, Ph.D.	241,670	241,670
Christopher J. Senner	82,121	82,121
Dana T. Aftab, Ph.D.	63,350	63,350
Jeffrey J. Hessekiel, J.D.	63,350	63,350
Amy C. Peterson, M.D.	82,121	82,121
2020 Long-Term Incentive Awards Achievements
In 2020, the Compensation Committee granted PSUs to the NEOs (other than Dr. Peterson, who was not with the company in 2020) allocated among two separate awards that vest upon or following achievement of the following performance targets:
2020 PSU Grant #1
Positive top-line results of one or more clinical trials evaluating a product for which we own, or have licensed to a collaboration partner, development or commercialization rights, that provides data that can reasonably support regulatory evaluation of safety and efficacy to determine the risk/benefit profile of the product
2020 PSU Grant #2
The approval by the FDA for the commercial sale and marketing of one or more products for which we own, or have licensed to a collaboration partner, development or commercialization rights, in one or more new indications or an indication for which the product has previously received FDA approval, if such product is intended to treat a new, additional or expanded set of patients or is part of a combination therapy
The Compensation Committee previously certified partial over achievement of the 2020 PSU Grant #1 (representing
150% of the target number of shares subject to the award) in connection with the positive top-line results from three potentially label-enabling trials (COSMIC-313, CONTACT-02 and CABINET) by December 31, 2024. The Compensation
Committee also reviewed and certified threshold achievement of the 2020 PSU Grant #2 (representing 50% of the target number of shares subject to the award) in connection with the FDA approval for the commercial sale and marketing of CABOMETYX in DTC by December 31, 2024. On December 31, 2024, the end of the performance period for both 2020 PSU Grant #1 and #2, the remaining shares associated with the unachieved performance thresholds were forfeited.
2021 Long-Term Incentive Awards Achievements
In 2021, the Compensation Committee granted PSUs to the NEOs (other than Dr. Peterson, who was not with the company in 2021) that vest upon or following achievement of performance targets related to our cabozantinib global net product revenues (NPR Targets) over a three-year period beginning January 2, 2021 and concluding on December
29, 2023 (referred to herein as the 2021 PSU Performance period). Upon achievement of an NPR Target, the 2021 PSU awards were also subject to an upward or downward adjustment based on a modifier tied to the TSR of companies in the Nasdaq Biotechnology Index (referred to herein as the 2021 Relative TSR Modifier).
On January 11, 2024, recognizing that the company had exceeded global net product revenues of $2.0 billion for cabozantinib over four consecutive fiscal quarters during the 2021 PSU Performance Period, the Compensation
Committee certified the target level achievement for the 2021 PSU awards and applied the 2021 Relative TSR Modifier, which assessed our performance relative to the Nasdaq Biotechnology Index to determine the final payout of the award. The company’s TSR of 15.5% during the 2021 PSU Performance Period ranked 35th out of 233 companies in the

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Nasdaq Biotechnology Index, surpassing the 85th percentile, and resulting in an upward adjustment of 1.25x to the target level achievement. This adjustment led to the Compensation Committee’s certification of final payouts at 125%
of the target number of shares subject to the 2021 PSU awards (2021 Earned PSU Shares). Upon this certification, 50%
of 2021 Earned PSU Shares vested. The remaining 50% of the 2021 Earned PSU Shares vested on February 15, 2025.
2022 Long-Term Incentive Awards Achievements
In 2022, the Compensation Committee granted PSUs to the NEOs (other than Dr. Peterson, who was not with the company in 2022) that vest upon or following achievement of targets related to the performance of our Relative TSR over a three-year period beginning January 1, 2022 and concluding on January 3, 2025. On January 16, 2025, recognizing the company’s Relative TSR at the end of the performance period was 91.77% (93rd percentile among the
Nasdaq Biotechnology Index), the Compensation Committee certified maximum achievement (175% of the target number of shares subject to the 2022 PSU awards).
Other Compensation Information
Compensation Actions in 2025
In March 2025, the Board approved, following a recommendation of the Compensation Committee, a program providing for a special one-time performance-based restricted stock award for all employees of the company, including our NEOs. The Board believes that this special award of performance-based restricted stock units will incentivize long-
term company performance directly aligned with shareholder value creation while also retaining employees over a five-
year transformational period for the company.
In determining participant sizing and the overall design of the award the Compensation Committee took into account market-based research from Aon and the overall goal of aligning all employee interests with shareholder interests. For our NEOs, the value of the award will be equal to approximately two times the value of an annual long-term incentive award for similarly situated executives at peer companies placed at the 50th percentile. The performance vesting requirement for the grant will be satisfied to the extent that the volume-weighted average closing price of the company’s common stock for any consecutive 90-calendar-day period equals or exceeds $60 per share on any day during the five-year performance period. To fully vest in the award, an employee must also remain employed through the fifth anniversary of the grant, subject to certain exceptions on a qualifying termination of employment. If stock price goal is not achieved within the performance period, the entirety of the performance-based restricted stock unit award will be forfeited.
Timing of Equity Awards
Annual grants of equity awards to our executive officers, including our NEOs, are generally determined and approved at pre-scheduled Compensation Committee meetings. The grant dates may coincide with these meeting dates or may be such other future date as agreed upon by the Compensation Committee. The Compensation Committee may
sometimes approve the equity award grants to executive officers and other employees in advance of its next scheduled meeting, either at a special meeting or by unanimous written consent, in connection with certain new hires, promotions and other circumstances where the Compensation Committee deems it appropriate to make such grants.
As of March 2024, equity grants made to promoted employees and new hires below the level of Executive Vice
President are approved on a monthly basis by our Equity Award Committee, comprised solely of Dr. Morrissey, acting in his capacity as a director pursuant to authority delegated to him by the Compensation Committee, and the
Compensation Committee established a standard grant date for these promotion and new hire equity awards as the later of (a) the third business day of the next fiscal month following the employee’s hire date or effective date of promotion or (b) the actual date of approval by the Equity Award Committee. Promotion and new hire grants are made from a share pool and within guidelines for each job level, each as previously authorized by the Compensation
Committee. All stock options are granted with an exercise price that is not less than the closing price of our common stock on The Nasdaq Global Select Market on the grant date. We have no plan or practice to time equity grants in coordination with the release of non-public information, and we do not time the release of non-public information to affect the value of executive compensation.

64	Exelixis, Inc.

Stock Ownership Guidelines for NEOs
The Board maintains the following Stock Ownership Guidelines for our NEOs to further align their financial interests with those of our stockholders, as well as to promote sound corporate governance:

Position	Ownership Level
Chief Executive Officer	Value equivalent to 6 times annual base salary
Other NEOs	Value equivalent to 3 times annual base salary
The ownership level for the Chief Executive Officer is equivalent to a value that is 6 times the annual base salary and for other NEOs, equivalent to a value that is 3 times the annual base salary. All NEOs are expected to achieve their stock ownership level within five years of becoming subject to these guidelines and credit is provided for shares held outright
(including shares owned through trusts, our 401(k) Plan, or by a spouse), as well as shares to be issued upon vesting of
RSUs and PSUs (to the extent such performance criteria has been achieved), in each case net of applicable taxes. No credit is provided for unearned PSUs or for any stock options. The values for all shares determined to be held by NEOs are based on the 200-day average stock price as of the measurement date. The Stock Ownership Guidelines include procedures for granting exemptions in the case of severe financial hardship. As of February 28, 2025, all of our NEOs had met their respective stock ownership targets.
Clawback Policy
We are dedicated to maintaining a culture of high integrity and accountability, and to discourage conduct harmful to our business and the interests of our various stakeholders. Our Clawback Policy applies to all forms of variable compensation (which excludes base salary) granted after the adoption of the Clawback Policy. An event triggering recoupment of such variable compensation under the Clawback Policy occurs when a covered employee (which includes all NEOs):

Misconduct		Material Harm
Commits a knowing violation
of a company policy or SEC
rules or regulations; or
Engages in the willful commission
of an act of fraud, dishonesty or
gross recklessness in the performance
or disregard of their duties
Misconduct contributes or could reasonably be expected to contribute to the material harm of our business.
AND

AND
For clarity, “material harm” includes, but is not limited to, the requirement to prepare an accounting restatement for any fiscal quarter or year commencing after adoption of the Clawback Policy due to our material noncompliance with any financial reporting requirement. If triggered, then to the fullest extent permitted by law, we may recoup all variable compensation granted or paid to the covered employee during each fiscal year in which the covered employee’s misconduct occurred.
In addition, to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection
Act, as amended, and the related rules or regulations promulgated by the SEC and the Nasdaq, in November 2023 we adopted a supplemental recoupment policy, which is separate from and in addition to the Clawback Policy discussed above (such supplemental recoupment policy is referred to herein as the Supplemental Policy). The Supplemental
Policy provides for recovery of incentive-based compensation where the compensation is based on erroneously reported financial information, received by current or former executive officers, including our NEOs, during the three completed fiscal years immediately preceding the date on which the company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Subject to very limited exceptions, erroneously awarded compensation must be recouped by the company under the Supplemental Policy regardless of whether there is any misconduct or failure of oversight by any executive officer.

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Accounting and Tax Considerations
Under ASC 718, we are required to estimate and record an expense for each award of equity compensation (including stock options, RSUs and PSUs) over the vesting period of the award. As long as stock options, RSUs and PSUs remain the sole components of our long-term compensation program, we expect to record stock-based compensation expense on an ongoing basis according to ASC 718. Compensation expense relating to awards subject to performance conditions is recognized if it is probable that the performance goals will be achieved. The probability of achievement of such goals is assessed on a quarterly basis. The Compensation Committee has considered, and may in the future consider, the grant of restricted stock to our executive officers in lieu of stock option grants, RSU and/or PSU awards.
Under Section 162(m) of the Internal Revenue Code (Section 162(m)), compensation paid to each of the company’s
“covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation
Committee will continue to consider tax implications as one factor in determining executive compensation, the
Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the NEOs in a manner consistent with the goals of the company’s executive compensation program and the best interests of the company and its stockholders, which may include providing for compensation that is not deductible by the company due to the deduction limit under Section 162(m).
Compensation Policies and Practices as They Relate to Risk Management
In 2024, the Compensation Committee reviewed our compensation policies and practices and concluded that the mix and design of these policies and practices are not reasonably likely to encourage our employees to take excessive risks. In connection with its evaluation, the Compensation Committee considered, among other things, the structure, philosophy and design characteristics of our primary incentive compensation plans and programs in light of our risk management and governance procedures, as well as other factors that may calibrate or balance potential risk-taking incentives. Based on this assessment, the Compensation Committee concluded that risks arising from our compensation policies and practices for all employees, including executive officers, are not reasonably likely to have a material adverse effect on us.
COMPENSATION COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange
Commission and is not deemed to be incorporated by reference in any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Compensation Committee of the Board of Directors of Exelixis, Inc., consisting solely of independent directors, has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy
Statement and, based on this review and discussion, the Compensation Committee recommended to the Board of
Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our
Annual Report on Form 10-K for the year ended January 3, 2025.
Compensation Committee:
Julie A. Smith, Chair
S. Gail Eckhardt
Robert L. Oliver, Jr.
Stelios Papadopoulos

66	Exelixis, Inc.

Summary of Compensation

The following table shows for the fiscal years ended January 3, 2025, December 29, 2023, and December 30, 2022
(referred to as fiscal 2024, fiscal 2023 and fiscal 2022, respectively), compensation awarded to, paid to or earned by our NEOs.
Summary Compensation Table

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Michael M. Morrissey, Ph.D.	2024	1,252,636	—	10,012,388	—	1,456,024	11,000	12,732,048
President and Chief	2023	1,192,001	—	14,259,313	—	960,993	11,000	16,423,307
Executive Officer	2022	1,144,250	—	14,567,256	—	1,155,039	11,000	16,877,545
Christopher J. Senner	2024	788,288	—	3,402,273	—	478,599	11,000	4,680,160
Executive Vice President	2023	746,726	—	3,888,899	—	301,006	11,000	4,947,631
and Chief Financial Officer	2022	716,172	—	4,093,312	—	361,786	11,000	5,182,270
Dana T. Aftab, Ph.D.	2024	619,316	—	2,624,591	—	361,671	11,000	3,616,578
Executive Vice President,	2023	577,920	—	4,770,110	—	294,112	11,000	5,653,142
Discovery and Translational Research and Chief Scientific Officer
Jeffrey J. Hessekiel, J.D.	2024	685,882	—	2,624,591	—	415,243	11,000	3,736,716
Executive Vice President, General Counsel	2023	657,175	—	3,629,606	—	264,908	11,000	4,562,689
	2022	630,285	—	3,656,426	—	318,399	11,000	4,616,110
Amy C. Peterson, M.D.	2024	654,337	—	3,402,273	—	378,405	11,000	4,446,015
Executive Vice President,	2023	201,846	265,530	5,220,000	1,590,000	90,470	11,000	7,378,846
Product Development & Medical Affairs, and Chief Medical Officer
(1)    The compensation reflected in the Summary Compensation Table reflects a 53-week period of fiscal 2024, and a 52-week period for each of fiscal 2023 and fiscal 2022.
(2)    Amounts shown in this column represent the amount actually earned by each NEO for the indicated fiscal year. For information regarding 2024 base salaries, please see “Compensation Discussion and Analysis—2024 Compensation Decisions—2024 Base
Salaries.”
(3)    Amounts shown in this column reflect the discretionary portion of the cash bonus of $165,530 awarded to Dr. Peterson under our Annual Cash Bonus Plan for fiscal 2023, as well as the sign-on bonus of $100,000 that Dr. Peterson received in fiscal 2023.
(4)    Amounts shown in this column reflect the aggregate grant date fair value in the indicated fiscal year for the RSU and PSU awards as computed in accordance with ASC 718 and do not reflect compensation actually received or the amount that may be realized in the future by the NEOs. With respect to PSU awards granted to the NEOs during fiscal 2024, the grant date fair values, as computed in accordance with ASC 718 and presented in the table above, are based upon a Monte Carlo simulation model, which was $19.90 per share for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2024 reflect the sum of (i) the aggregate grant date fair value for RSUs granted, using the closing stock price of $21.53 per share of our common stock on the February 23, 2024 grant date, and (ii) the aggregate grant date fair value for the target number of PSUs granted, using the Monte Carlo simulation model price of $19.90 per share, and in each case excluding estimates of forfeiture. A description of the Monte Carlo simulation model and the assumptions used to calculate the value of the RSUs and PSUs granted in 2024 is set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, filed with the SEC on February 11, 2025. A breakdown of the grant date fair values of (i)
the RSUs granted to each NEO during fiscal 2024 and (ii) the PSUs granted to each NEO during fiscal 2024, assuming each of
“Target Achievement” (i.e., “Target Payout”) and “Maximum Achievement” (i.e., “Maximum Payout”) of the 2024 Relative TSR
Goal, and excluding estimates of forfeiture in the case of all such RSUs and PSUs, is as follows:

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Table of Contents	Compensation of Executive Officers | Summary of Compensation

Name	Grant Value of RSUs Granted in 2024 ($)	Grant Value of PSUs Granted in 2024 (Target Payout) ($)	Grant Value of PSUs Granted in 2024 (Maximum Payout) ($)
Michael M. Morrissey, Ph.D.	5,203,155	4,809,233	8,416,148
Christopher J. Senner	1,768,065	1,634,208	2,859,849
Dana T. Aftab, Ph.D.	1,363,926	1,260,665	2,206,154
Jeffrey J. Hessekiel, J.D.	1,363,926	1,260,665	2,206,154
Amy C. Peterson, M.D.	1,768,065	1,634,208	2,859,849
For a description of the PSU awards granted during fiscal 2024, please see “Compensation Discussion and Analysis—
2024 Compensation Decisions—2024 Long-Term Incentive Awards” above.
With respect to PSU awards granted to the NEOs during fiscal 2023 (other than Dr. Peterson, who did not receive a PSU award in fiscal 2023), the grant date fair values, as computed in accordance with ASC 718 and presented in the table above, are based upon a
Monte Carlo simulation model, which was $26.05 per share for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2023 reflect the sum of (i) the aggregate grant date fair value for RSUs granted, using the closing stock price of $19.48 per share of our common stock on the April 3, 2023 grant date (and for the RSU award of 240,000 shares granted to Dr. Peterson in connection with her hiring, $21.75 per share of our common stock on the August 24, 2023 hire date; and for the RSU award of
100,000 shares to Dr. Aftab in connection with his promotion, $16.59 per share of our common stock on the January 5, 2023 grant date), and (ii) the aggregate grant date fair value for the target number of PSUs granted, using the Monte Carlo simulation model price of $26.05 per share, and in each case excluding estimates of forfeiture. A description of the Monte Carlo simulation model and the assumptions used to calculate the value of the RSUs and PSUs granted in 2023 is set forth in Note 8 of the Notes to Consolidated
Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2023, filed with the SEC on
February 6, 2024. A breakdown of the grant date fair values of (i) the RSUs granted to each NEO during fiscal 2023 and (ii) the PSUs granted to each NEO (other than Dr. Peterson) during fiscal 2023, assuming each of Target Payout and Maximum Payout of the 2023
Relative TSR Goal, and excluding estimates of forfeiture in the case of all such RSUs and PSUs, is as follows:

Name	Grant Value of RSUs Granted in 2023 ($)	Grant Value of PSUs Granted in 2023 (Target Payout) ($)	Grant Value of PSUs Granted in 2023 (Maximum Payout) ($)
Michael M. Morrissey, Ph.D.	6,100,844	8,158,469	14,277,302
Christopher J. Senner	1,663,865	2,225,035	3,893,811
Dana T. Aftab, Ph.D.	2,990,088	1,780,023	3,115,033
Jeffrey J. Hessekiel, J.D.	1,552,926	2,076,680	3,634,183
Amy C. Peterson, M.D.	5,220,000	—	—
With respect to PSU awards granted to the applicable NEOs during fiscal 2022 (other than Dr. Peterson, who did not receive a PSU award in fiscal 2022), the grant date fair values, as computed in accordance with ASC 718 and presented in the table above, are based upon a Monte Carlo simulation model, which was $33.17 per share for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2022 reflect the sum of (i) the aggregate grant date fair value for RSUs granted using the closing stock price of
$20.70 per share of our common stock on the March 4, 2022 grant date, and (ii) the aggregate grant date fair value for the target number of PSUs granted using the Monte Carlo simulation model price of $33.17 per share, and in each case excluding estimates of forfeiture. A description of the Monte Carlo simulation model and the assumptions used to calculate the value of the RSUs and PSUs granted in 2022 is set forth in Note 8 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2022, filed with the SEC on February 7, 2023. A breakdown of the grant date fair values of (i)
the RSUs granted to each applicable NEO during fiscal 2022 and (ii) the PSUs granted to each applicable NEO during fiscal 2022, assuming each of Target Payout and Maximum Payout of the 2022 Relative TSR Goal, and excluding estimates of forfeiture in the case of all such RSUs and PSUs, is as follows:

68	Exelixis, Inc.

Name	Grant Value of RSUs Granted in 2022 ($)	Grant Value of PSUs Granted in 2022 (Target Payout) ($)	Grant Value of PSUs Granted in 2022 (Maximum Payout) ($)
Michael M. Morrissey, Ph.D.	5,597,591	8,969,665	15,696,906
Christopher J. Senner	1,572,890	2,520,422	4,410,714
Jeffrey J. Hessekiel, J.D.	1,405,013	2,251,413	3,939,933
For a description of the PSU awards granted during fiscal 2022, please see “Compensation Discussion and Analysis—2024
Compensation Decisions—2022 Long-Term Incentive Awards Achievements” above.
(5)    Amounts shown reflect the aggregate grant date fair value in the indicated fiscal year for the option award as computed in accordance with ASC 718 and do not reflect compensation actually received or the amount that may be realized in the future by the NEO. The assumptions used to calculate the value of option awards are set forth in Note 9 of the Notes to Consolidated
Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, filed with the SEC on February 11, 2025. With respect to the new hire option award granted to Dr. Peterson during fiscal 2023, it vests over a four-
year period following her hire date and expires seven years from the date of hire or earlier upon termination without cause or constructive termination in connection with certain change in control events of the company. Dr. Peterson’s stock option has an exercise price of $21.75 per share.
(6)  Amounts shown in this column represent the portion of the cash bonuses awarded under our Annual Cash Bonus Plan that was based on the Compensation Committee’s assessment of the achievement of pre-determined corporate goals. The discretionary portion of Dr. Peterson’s 2023 Annual Cash Bonus (of $165,530) is reported in the “Bonus” column.
(7)  Amounts shown reflect the matching contributions made to the 401(k) Plan for each NEO.

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Table of Contents	Compensation of Executive Officers | Grants of Plan-Based Awards
Grants of Plan-Based Awards

The following table shows for the fiscal year ended January 3, 2025 certain information regarding grants of plan-based awards to the NEOs:
Grants of Plan-Based Awards in Fiscal 2024

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael M. Morrissey, Ph.D.
	2/23/2024	—	—	—	—	—	—	241,670	5,203,155
	2/23/2024	—	—	—	120,834	241,670	422,922	—	4,809,233
	N/A	—	1,266,108	1,899,162	—	—	—	—	—
Christopher J. Senner
	2/23/2024	—	—	—	—	—	—	82,121	1,768,065
	2/23/2024	—	—	—	41,060	82,121	143,711	—	1,634,208
	N/A	—	398,833	658,074	—	—	—	—	—
Dana T. Aftab, Ph.D.
	2/23/2024	—	—	—	—	—	—	63,350	1,363,926
	2/23/2024	—	—	—	31,674	63,350	110,862	—	1,260,665
	N/A	—	314,497	518,919	—	—	—	—	—
Jeffrey J. Hessekiel, J.D.
	2/23/2024	—	—	—	—	—	—	63,350	1,363,926
	2/23/2024	—	—	—	31,674	63,350	110,862	—	1,260,665
	N/A	—	346,036	570,959	—	—	—	—	—
Amy C. Peterson, M.D.
	2/23/2024	—	—	—	—	—	—	82,121	1,768,065
	2/23/2024	—	—	—	41,060	82,121	143,711	—	1,634,208
	N/A	—	329,048	542,928	—	—	—	—	—
(1)    The dollar amount represents the target and maximum amounts of each NEO’s potential annual cash bonus award pursuant to our Annual Cash Bonus Plan for fiscal 2024. The amounts shown under “Target” reflect the applicable target payment under the
Annual Cash Bonus Plan if (i) we achieved 100% of the pre-determined 2024 corporate goals established by the Compensation
Committee and (ii) as applicable, each NEO’s individual performance percentage was assessed at 100% by the Compensation
Committee with respect to his or her contributions toward the achievement of our corporate goals. The amounts shown under
“Maximum” reflect the applicable maximum payment under the Annual Cash Bonus Plan if (i) we achieved 150% of the pre-
determined 2024 corporate goals established by the Compensation Committee, and (ii) as applicable, each NEO’s individual performance percentage was assessed at 200% by the Compensation Committee with respect to his or her contributions toward the achievement of our corporate goals and the departmental achievements in each NEO’s area of responsibility that drove the achievement of such corporate goals; provided, however, that neither the corporate performance percentage nor the individual performance percentage may exceed 150% or 200% respectively, in any given year. There is no threshold or minimum possible payment under the Annual Cash Bonus Plan. For more information regarding our Annual Cash Bonus Plan, please see “Compensation Discussion and Analysis—2024 Compensation Decisions—2024 Annual Cash Bonuses” above.
(2)  The PSU award was granted in February 2024 pursuant to our 2017 Plan to all NEOs as part of the LTIP for fiscal 2024. The PSU award will vest in accordance with the following: if the 2024 Relative TSR Goal is achieved at the end of the performance period from December 30, 2023 through January 1, 2027, at or above the threshold level of performance, (i) 50% of the 2024 PSU
Certified Shares will vest upon the Compensation Committee’s certification of such achievement after the end of the performance period, and (ii) 50% of the 2024 PSU Certified Shares will vest on the first quarterly vesting date (i.e., February
15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). For clarification, (i) shares of common stock subject to the award will be eligible to vest if and only if the 2024 Relative TSR Goal is achieved at or above the threshold level of performance, and failure to achieve the threshold level of performance set forth in the 2024 Relative TSR Goal will result in forfeiture of 100% of the PSU award, and (ii) the level of achievement of the 2024 Relative TSR Goal will not be determined by the Compensation
Committee until after the end of the three-year performance period on January 1, 2027. For more information regarding the

70	Exelixis, Inc.

PSUs granted in 2024, please see “Compensation Discussion and Analysis—2024 Compensation Decisions—2024 Long-Term
Incentive Awards—2024 PSU Awards” above.
(3)  The RSU award was granted in February 2024 pursuant to our 2017 Plan to all NEOs as part of the LTIP for fiscal 2024. The RSU award will vest as to 1/4th of the shares subject to each RSU award on May 15, 2025 and thereafter as to 1/4th of the number of shares subject to the RSU award on each May 15th until fully vested (assuming that such RSUs are not accelerated).
(4)  Amounts shown in this column do not reflect compensation actually received or amounts that may be realized in the future by the NEOs. The amounts shown in this column reflect the aggregate grant date fair value in fiscal year 2024 for the RSU and PSU awards as computed in accordance with ASC 718. The assumptions used to calculate the grant date fair value of the PSU awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, filed with the SEC on February 11, 2025. The grant date fair values of the PSU awards, as computed in accordance with ASC 718, granted to each NEO, presented in the table above are based upon a price of $19.90 per share for each NEO based on the Monte Carlo simulation model. For additional information regarding the values of the PSU awards granted to each NEO during fiscal 2024, see Footnote 4 to the Summary Compensation Table above. The grant date fair value of the RSU awards were measured based on the closing price of our common stock on the date of grant. No stock option awards were granted to our NEOs during fiscal 2024.
Compensation Arrangements

Base Salaries. For a description of actions taken by the Compensation Committee with respect to base salaries for our
NEOs for fiscal 2024, please see “Compensation Discussion and Analysis—2024 Compensation Decisions—2024 Base
Salaries” above.
Annual Cash Bonuses. In 2018, we adopted our Annual Cash Bonus Plan that provides for annual bonus awards based on our corporate performance, including achievement against pre-determined corporate goals and the individual contributions of each NEO toward the achievement of such corporate goals. For more information regarding our
Annual Cash Bonus Plan, please see “Compensation Discussion and Analysis—2024 Compensation Decisions—2024
Annual Cash Bonuses” above.
Stock Awards and Option Awards. Our 2017 Plan provides for the grant of RSUs, PSUs and time-based and performance-based stock options to our NEOs and other employees. In February 2024, we granted PSU awards, which will only vest following our achievement of the 2024 Relative TSR Goal, to all of our NEOs, as well as time-based equity awards in the form of RSUs to all of our NEOs. For information regarding PSU and RSU awards granted to the NEOs in fiscal 2024, including the number of underlying shares and vesting conditions related thereto, please see
“Compensation Discussion and Analysis—2024 Compensation Decisions—2024 Long-Term Incentive Awards” above.
Employment Agreements. We have no employment agreements with our NEOs.
Change in Control and Severance Benefit Plan. Each of our NEOs participates in our Change in Control and Severance
Benefit Plan, a description of which is included below under the heading “Potential Payments Upon Termination or
Change in Control.”
Other Compensatory Arrangements. Please see “Compensation Discussion and Analysis—Compensation Elements—
Other Compensation and Benefits” above for a description of other executive compensatory arrangements, including our 401(k) Plan and other benefits.

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Table of Contents	Compensation of Executive Officers | Outstanding Equity Awards at Fiscal Year-End
Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information regarding outstanding equity awards at January 3, 2025 for the NEOs.
Outstanding Equity Awards at January 3, 2025

		Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael M. Morrissey, Ph.D.	9/10/2018	308,365			18.80	9/9/2025
	3/4/2021	463,781	30,319	(4)	21.31	3/3/2028
	3/4/2021						125,187	(5)	4,252,602
	3/4/2022						135,208		4,593,016
	3/4/2022						473,226	(6)	16,075,487
	4/3/2023						234,889		7,979,179
	4/3/2023									548,072	(7)	18,618,006
	2/23/2024						241,670		8,209,530
	2/23/2024									422,922	(8)	14,366,660
Christopher J. Senner	9/10/2018	129,314			18.80	9/9/2025
	3/4/2021						16,038		544,811
	3/4/2021						40,093	(5)	1,361,959
	3/4/2022						37,993		1,290,622
	3/4/2022						132,973	(6)	4,517,093
	4/3/2023						64,061		2,176,152
	4/3/2023									149,474	(7)	5,077,632
	2/23/2024						82,121		2,789,650
	2/23/2024									143,711	(8)	4,881,863
Dana T. Aftab, Ph.D.	3/4/2021						12,645		429,551
	3/4/2021						31,612	(5)	1,073,860
	3/4/2022						29,746		1,010,472
	3/4/2022						104,106	(6)	3,536,481
	1/5/2023						75,000	(9)	2,547,750
	4/3/2023						51,249		1,740,929
	4/3/2023									119,578	(7)	4,062,065
	2/23/2024						63,350		2,152,000
	2/23/2024									110,862	(8)	3,765,982
Jeffrey J. Hessekiel, J.D.	3/4/2021						14,284		485,227
	3/4/2021						35,710	(5)	1,213,069
	3/4/2022						33,938		1,152,874
	3/4/2022						118,780	(6)	4,034,957
	4/3/2023						59,790		2,031,066

72	Exelixis, Inc.

		Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
	4/3/2023									139,508	(7)	4,739,087
	2/23/2024						63,350		2,152,000
	2/23/2024									110,862	(8)	3,765,892
Amy C. Peterson, M.D.	8/24/2023	53,333	106,667	(10)	21.75	8/23/2030	180,000	(11)	6,114,600
	2/23/2024						82,121		2,789,650
	2/23/2024									143,711	(8)	4,881,863
(1)  Option awards were issued under our 2017 Plan and are subject to time-based vesting and expire seven years from the date of grant or earlier upon termination of continuous service. Vesting of option awards granted under the 2017 Plan is set forth in the applicable footnote accompanying the entry. Option awards granted pursuant to our 2017 Plan subject to time-based vesting vest as to 1/4th of the original number of shares subject to the option on the one-year anniversary of the vesting commencement date and thereafter as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the vesting commencement date. Vesting of all options issued to our NEOs are subject to acceleration as described under “Potential Payments Upon Termination or Change in Control” below.
(2)  Amounts included here represent the outstanding RSU and PSU awards, which were issued under our 2017 Plan. RSU awards generally vest as to 1/4th of the original number of shares subject to the RSU award on the first established RSU vesting date following the one-year anniversary of the grant date and thereafter as to 1/4th of the original number of shares subject to the
RSU award on each anniversary of the first established RSU vesting date following the one-year anniversary of the grant date, until fully vested. We have established February 15th, May 15th, August 15th and November 15th as quarterly vesting dates.
Vested shares will be delivered to the NEOs on the applicable quarterly vesting date, provided that delivery may be delayed pursuant to the terms of the award agreement. In addition, PSU awards granted pursuant to our 2017 Plan vest based on the achievement of certain performance targets set by the Compensation Committee as described below in Footnotes 5, 6, 7, and
8. Vesting of all RSU awards and PSU awards issued to our NEOs are subject to acceleration as described under “Potential
Payments Upon Termination or Change in Control” below.
(3)  For purposes of determining market value, we assumed a stock price of $33.97, the closing sale price per share of our common stock on January 3, 2025, the last business day of our last fiscal year.
(4)  Option vests as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the grant date with a final vesting date of March 4, 2025 (assuming that such options are not accelerated).
(5)  Holders of 2021 PSU awards may earn up to 200% of the target number of shares depending on (i) the level of achievement with respect to the Compensation Committee’s pre-established performance level targets (related to our cabozantinib global net product revenues over four consecutive quarters), to be evaluated at the end of the 2021 PSU Performance Period, and
(ii) the application of the 2021 Relative TSR Modifier for the 2021 PSU awards (such number of shares earned from the 2021
PSU awards referred to as the 2021 PSU Certified Shares). The 2021 PSU awards will vest as follows: (i) 50% of the 2021 PSU
Certified Shares upon the Compensation Committee’s certification after the end of the 2021 PSU Performance Period; and
(ii) 50% of the 2021 PSU Certified Shares on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and
November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). On January 11, 2024, the Compensation Committee convened to determine that the target level of cabozantinib global net product revenues over four consecutive quarters had been achieved during the 2021 PSU Performance
Period and applied the 2021 Relative TSR Modifier for a final payout of 2021 PSU Certified Shares equal to 125% of the target number of shares, resulting in the immediate vesting of 50% of the 2021 PSU Certified Shares, and the remaining 50% vesting on February 15, 2025. Because the performance criteria have been achieved within the 2021 PSU Performance Period, the 2021
PSU awards are reported as “earned” in the table above and adjusted for the 2021 Relative TSR Modifier. For more information regarding the PSUs granted in 2021, please see “Compensation Discussion and Analysis—2024 Compensation Decisions—2021
Long-Term Incentive Awards Achievements” above.
(6)  Holders of 2022 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2022 Relative TSR Goal. PSUs vest as to (i) 50% of the 2022 PSU Certified Shares upon the Compensation
Committee’s certification after the end of the performance period, and (ii) 50% of the 2022 PSU Certified Shares on the first

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Table of Contents	Compensation of Executive Officers | Outstanding Equity Awards at Fiscal Year-End
quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). Because the performance criteria have been achieved within the 2022 PSU Performance Period by January 3, 2025, the Compensation Committee certified maximum achievement for the 2022 PSU awards. For more information regarding the PSUs granted in 2022, please see
"Compensation Discussion and Analysis - 2024 Compensation Decisions - 2024 Long-Term Incentive Awards - 2022 Long-Term
Incentive Awards Achievements" above.
(7)  Holders of 2023 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2023 Relative TSR Goal. PSUs vest as to (i) 50% of the 2023 PSU Certified Shares upon the Compensation
Committee’s certification after the end of the performance period, and (ii) 50% of the 2023 PSU Certified Shares on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). The 2023 PSU awards will be forfeited if the performance condition at or above a threshold level is not achieved by the end of the three-year performance period, or January 2, 2026. For purposes of these calculations in the table above, we assumed a maximum level of achievement with respect to the 2023 Relative TSR Goal for the 2023 PSU awards.
(8)  Holders of 2024 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2024 Relative TSR Goal. PSUs vest as to (i) 50% of the 2024 PSU Certified Shares upon the Compensation
Committee’s certification after the end of the performance period, and (ii) 50% of the 2024 PSU Certified Shares on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). The 2024 PSU awards will be forfeited if the performance condition at or above a threshold level is not achieved by the end of the three-year performance period, or January 1, 2027. For purposes of these calculations in the table above, we assumed a maximum level of achievement with respect to the 2024 Relative TSR Goal for the 2024 PSU awards. For more information regarding the PSUs granted in 2024, please see “Compensation Discussion and Analysis—2024 Compensation Decisions—2024 Long-Term Incentive Awards—2024
PSU Awards” above.
(9)  The RSU award granted to Dr. Aftab in January 2023 in connection with his promotion vested as to 1/4th of the shares subject to the RSU award on February 15, 2024 and thereafter will vest as to 1/4th of the number of shares subject to the RSU award on each February 15th until fully vested (assuming that such RSUs are not accelerated).
(10)  Option vests as to 1/4th of the original number of shares subject to the option on the one-year anniversary of the grant date and thereafter as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the grant date with a final vesting date of August 24, 2027 (assuming that such options are not accelerated).
(11)  The RSU award granted to Dr. Peterson in August 2023 in connection with her hiring will vest as to 1/4th of the shares subject to the RSU award on November 15, 2024 and thereafter as to 1/4th of the number of shares subject to the RSU award on each
November 15th until fully vested (assuming that such RSUs are not accelerated).
Option Exercises and Stock Vested

The following table includes certain information with respect to stock options exercised and stock awards that vested during the fiscal year ended January 3, 2025.
Options Exercised and Stock Vested in Fiscal 2024

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael M. Morrissey, Ph.D.	480,000	907,200	365,090	9,219,021
Christopher J. Senner	125,000	347,629	129,048	3,241,598
Dana T. Aftab, Ph.D.	191,986	1,627,223	126,541	3,056,350
Jeffrey J. Hessekiel, J.D.	229,314	2,366,709	115,840	2,905,293
Amy C. Peterson, M.D.	—	—	60,000	2,103,000
(1)    “Value Realized on Exercise” reflects the closing market price of our common stock on the applicable exercise date, net of the applicable exercise price, multiplied by the number of shares acquired upon exercise of stock options.
(2)    “Value Realized on Vesting” reflects the closing market price of our common stock on the applicable vesting date, multiplied by the number of units vested.

74	Exelixis, Inc.

Potential Payments Upon Termination or Change in Control

Change in Control and Severance Benefit Plan
The Board, upon recommendation of the Compensation Committee, has adopted a CIC Plan that provides for certain severance benefits to our officers in connection with specified termination events. Eligible CIC Plan participants may include any employee having a rank of vice president or above, which includes our NEOs. The Board amended and restated the CIC Plan in December 2023 to make certain changes to the type, amount and timing of benefits paid, as well as certain administrative matters.
If an NEO’s employment terminates due to a “Covered Termination”, which is either an involuntary termination without cause or a constructive termination, occurring within three months prior to and 15 months following the effective date of a change in control event (Change in Control Period, and such termination, Change in Control
Termination), then the NEO would be entitled to the following benefits under the CIC Plan:
››a cash payment paid in lump sum or in installments pursuant to our regularly scheduled payroll periods equal to the sum of the NEO’s base salary and target bonus for (i) 18 months for NEOs (other than the
Chief Executive Officer) and (ii) 24 months for the Chief Executive Officer;
››the vesting of all of the NEO’s unvested options, RSUs, PSUs and cash incentive awards (other than annual cash bonus awards) will accelerate in full (and with respect to awards that are subject to performance-
based vesting conditions or requirements, the acceleration of vesting will be deemed to be satisfied at the target level of performance or at a level above the target level of performance if such higher level of performance has been earned prior to the effective date of a change in control event), and the exercise period of the options will be extended to the later of: (i) 12 months after the later of (x) the participant’s termination date, or (y) the change in control event; and (ii) the post-termination exercise period provided for in the applicable option agreement;
››payment of COBRA premiums, or the cash equivalent thereof, for any health, dental or vision plan sponsored by Exelixis for a period of up to (i) 18 months for NEOs (other than the Chief Executive Officer)
and (ii) 24 months for the Chief Executive Officer;
››payment of outplacement services for (i) 18 months for NEOs (other than the Chief Executive Officer), subject to a $30,000 limit and (ii) 24 months for the Chief Executive Officer, subject to a $50,000 limit; and
››any earned but unpaid annual cash bonuses for the fiscal year ending on or before the termination date.
In the event of a Covered Termination of an NEO that is not also a Change in Control Termination (Non-Change in
Control Termination), such NEO would be entitled to receive under the CIC Plan:
››a cash payment paid in lump sum or in installments pursuant to our regularly scheduled payroll periods equal to the NEO’s base salary for (i) 12 months for NEOs (other than the Chief Executive Officers) and
(ii) 18 months for the Chief Executive Officer;
››a bonus payment equal to the pro-rata portion of the NEO’s annual cash bonus, calculated based on completed calendar months worked in that fiscal year in which the Non-Change in Control Termination occurs and the corporate performance determined by the Compensation Committee with respect to that fiscal year’s Annual Cash Bonus Plan, payable at the same time as such annual cash bonuses are paid to other NEOs or similarly situated employees;
››any earned but unpaid annual cash bonuses for the fiscal year ending on or before the termination date; and
››payment of COBRA premiums, or the cash equivalent thereof, for any health, dental or vision plan sponsored by Exelixis for a period of up to (i) 12 months for NEOs (other than the Chief Executive Officer)
and (ii) 18 months for the Chief Executive Officer.
However, in the event of a Non-Change in Control Termination, such NEO would not be entitled to any vesting acceleration benefits.
The payments and benefits described above are subject to certain reductions and offsets if, for example, the NEO received other severance benefits from us pursuant to a written employment agreement. In addition, if any of the severance benefits payable under the CIC Plan would constitute a “parachute payment” subject to the excise tax

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Table of Contents	Compensation of Executive Officers | Potential Payments Upon Termination or Change in Control
imposed by Section 4999 of the Code, an NEO may receive a reduced amount of the affected severance benefits. The
CIC Plan does not provide for the gross-up of any excise taxes imposed by Section 4999 of the Code. No NEO would receive benefits under the CIC Plan if (i) the NEO has entered into an individually negotiated employment agreement that provides for severance or change in control benefits which are more favorable, as a whole, to such NEO than the severance or change in control benefits available to such NEO under the CIC Plan, (ii) the NEO voluntarily terminates employment with us to accept employment with another entity that is controlled by us or is otherwise affiliated with us or (iii) the NEO does not confirm in writing that he or she is subject to agreements with us relating to proprietary and confidential information. In addition, as a general matter, to be eligible to receive benefits under the CIC Plan and if requested by Exelixis, an NEO must execute a general waiver and release of claims, and such release must become effective in accordance with its terms. An NEO’s right to receive payment of benefits under the CIC Plan will immediately terminate if, as determined by Exelixis in its sole discretion, at any time prior to or during the period the
NEO is receiving such benefits, the NEO, without the prior written approval of Exelixis, (i) willfully breaches a material provision of a proprietary and confidential information agreement with Exelixis or (ii) willfully encourages or solicits any of Exelixis’ then-current employees to leave Exelixis’ employ, and the conduct in (i) or (ii), as applicable, is not timely cured.
Treatment of Equity Awards under the 2017 Plan
Pursuant to our 2017 Plan, in the event of an asset sale, merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but our common stock is converted by virtue of the merger into other property, then any surviving or acquiring corporation may assume outstanding stock awards or substitute similar stock awards for those under the 2017 Plan. If any surviving or acquiring corporation refuses to assume such outstanding stock awards or substitute similar stock awards, stock awards held by participants whose service has not terminated will be accelerated in full. In addition, if any person, entity or group acquires beneficial ownership of more than 50% of our combined voting power, then stock awards held by participants whose service has not terminated will be accelerated in full.
The following table sets forth the potential severance payments and benefits under our CIC Plan to which an NEO would be entitled in connection with specified termination events, as if such NEO’s employment terminated as of
January 3, 2025, the last day of our last fiscal year. In addition, the table sets forth the amounts to which such NEOs would be entitled under our equity plans either (i) in connection with a change in control transaction in which the successor corporation did not assume or substitute outstanding stock awards (and with respect to PSU awards granted to each NEO, a change in control transaction in which a successor corporation does assume outstanding stock awards), or (ii) an entity or group acquired more than 50% of our combined voting power, in each case, as of January 3, 2025.
There are no other agreements, arrangements or plans that entitle any of the above-mentioned NEOs to severance, perquisites or other enhanced benefits upon termination of employment, other than certain extensions of the termination date to avoid violation of registration requirements under the Securities Act of 1933, as amended, or for such NEO’s death or disability.

76	Exelixis, Inc.

Potential Payments Table
The following table shows the potential payments upon termination of employment or a change in control event for the NEOs. The table assumes that the triggering event took place on January 3, 2025, the last day of our 2024 fiscal year.
Potential Payments Upon Termination or Change in Control Table

		Change in Control and Severance Benefit Plan		Equity Plans
Name	Benefit	Change in Control Termination ($)(1)	Non-Change in Control Termination ($)(2)	Certain Change in Control Transactions without Termination ($)(3)
Michael M. Morrissey, Ph.D.	Base Salary	2,532,216	1,899,162	—
	Bonus	2,532,216	1,456,024	—
	Vesting Acceleration (4)	60,349,673	—	60,349,673
	COBRA Payments	56,000	42,000	—
	Outplacement Services	50,000	—	—
Benefit Total		65,520,105	3,397,186	60,349,673
Christopher J. Senner	Base Salary	1,196,498	797,665	—
	Bonus	598,249	458,657	—
	Vesting Acceleration (4)	18,371,452	—	18,371,452
	COBRA Payments	65,202	43,468	—
	Outplacement Services	30,000	—	—
Benefit Total		20,261,401	1,299,790	18,371,452
Dana T. Aftab, Ph.D.	Base Salary	943,490	628,993	—
	Bonus	471,745	361,671	—
	Vesting Acceleration (4)	16,964,244	—	16,964,244
	COBRA Payments	50,269	33,513	—
	Outplacement Services	30,000	—	—
Benefit Total		18,459,748	1,024,177	16,964,244
Jeffrey J. Hessekiel, J.D.	Base Salary	1,038,107	692,071	—
	Bonus	519,053	397,941	—
	Vesting Acceleration (4)	15,929,246	—	15,929,246
	COBRA Payments	65,202	43,468	—
	Outplacement Services	30,000	—	—
Benefit Total		17,581,608	1,133,480	15,929,246
Amy C. Peterson, M.D.	Base Salary	987,143	658,095	—
	Bonus	493,571	378,405	—
	Vesting Acceleration (4)	12,997,371	—	12,997,371
	COBRA Payments	65,202	43,468	—
	Outplacement Services	30,000	—	—
Benefit Total		14,573,287	1,079,968	12,997,371
(1)    These benefits would be payable under the Change in Control and Severance Benefit Plan if the Covered Termination occurred within the Change in Control Period. The amounts shown in this column do not include any value associated with the extension, if any, of the post-termination exercise period provided for in the Change in Control and Severance Benefit Plan.

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Table of Contents	Compensation of Executive Officers | CEO Pay Ratio
(2)  These benefits would be payable under the Change in Control and Severance Benefit Plan if the Covered Termination occurred outside of the Change in Control Period. For purposes of the bonus payments described in this column, the amount for each
NEO is calculated based on the Compensation Committee’s corporate performance determination of 115% achievement with respect to the pre-determined corporate goals under the Annual Cash Bonus Plan for fiscal 2024, and without regard to any individual performance determination or discretionary bonus payments.
(3)  These benefits would be payable under the 2017 Plan if either (i) a successor corporation does not assume outstanding stock awards in a change in control transaction or (ii) a person, entity or group acquires beneficial ownership of more than 50% of our combined voting power, which was not approved by the Board prior to the consummation of such transaction and, in each case, the NEOs do not terminate employment in connection with such a transaction or event.
        In addition, if a successor corporation does assume outstanding stock awards in a change in control transaction and the NEOs do not terminate employment in connection with such a transaction, then each NEO’s then-outstanding PSUs will be revised in a manner as though the target number of shares subject to such PSUs had been subject solely to a time-based vesting schedule pursuant to which one third of the target number of shares subject to such PSUs would have vested on each of the first three anniversaries of the date the PSUs were granted, subject to the NEO’s continuous service through the applicable vesting date
(with any portion that would have vested on or prior to the change in control transaction under such vesting schedule becoming vested on the date of the change in control transaction and any portion that is unvested following the date of the change in control transaction vesting in accordance with such vesting schedule). With respect to PSU awards granted during fiscal 2024, the vesting acceleration benefit for each NEO would be $0 because the first anniversary of the grant date had not yet occurred as of January 3, 2025. With respect to PSU awards granted during fiscal 2021, fiscal 2022 and fiscal 2023, the vesting acceleration benefit for each NEO would be as follows:

Name	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2021 ($)	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2022 ($)	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2023 ($)
Michael M. Morrissey, Ph.D.	4,252,602	16,075,487	3,546,298
Christopher J. Senner	1,361,959	4,517,093	967,160
Dana T. Aftab, Ph.D.	1,073,860	3,536,481	773,735
Jeffrey J. Hessekiel, J.D.	1,213,069	4,034,957	902,685
Amy C. Peterson, M.D.	—	—	—
(4)  Assumes that the triggering event occurred on January 3, 2025, the last business day of our last fiscal year, when the closing sale price per share of our common stock was $33.97. The amount of the vesting acceleration is determined by: (i) aggregating for all accelerated options, the amount equal to (A) the excess, if any, of $33.97 over the relevant exercise price of the option, multiplied by (B) the number of shares underlying unvested options at such exercise price as of January 3, 2025; and (ii)
aggregating for all accelerated RSUs and PSUs, the amount equal to (X) $33.97 multiplied by (Y) the number of shares underlying the unvested RSUs and PSUs. There can be no assurance that a similar triggering event would produce the same or similar results as those estimated if such event occurs on any other date or at a time when our closing sale price is different.
CEO Pay Ratio

We believe that we provide fair and equitable compensation to our employees through a combination of competitive base pay, incentives, retirement plans and other benefits. In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd Frank Act, we determined the ratio of: (a) the annual total compensation of our Chief
Executive Officer; to (b) the median of the annual total compensation of all of our employees (including employees of our consolidated subsidiaries), except for our Chief Executive Officer, both calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
To determine the median of the annual total compensation of all of our employees, we were required to identify the
“median employee” of our workforce, without regard to his or her location or employment status (full-time or part-time).

78	Exelixis, Inc.

Consistent with the process we adopted for prior fiscal years, to determine the median of the annual total compensation of all our employees, except for our Chief Executive Officer, we used the following methodology:
››To identify our employee population, we used tax and payroll records to determine all full-time and part-time employees, excluding our Chief Executive Officer, who were employed as of October 31, 2024.
››To identify the median employee with respect to annual total compensation of all of our employees, we calculated each employee’s “target total direct compensation,” which consists of: (i) fiscal 2024 base salary (using a reasonable estimate of the hours worked and overtime actually paid during fiscal 2024 for hourly employees); (ii) target cash bonus; and (iii) the grant date fair value of any equity awards granted during fiscal 2024 (using the same methodology that we use for estimating the value of the equity awards granted to our NEOs and reported in our Summary Compensation Table).
››In making this determination, we annualized the base salary and target cash bonus for all full-time and part-time employees who were employed by us for less than the entirety of fiscal 2024.
Once our representative median employee was identified in the manner described above, we calculated the annual total compensation of the representative median employee using the same methodology that we used to determine the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement. For fiscal 2024, the median of the annual total compensation of our employees (other than our Chief Executive Officer) was $319,050 and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement, was $12,732,048. Based on this information, our CEO Pay Ratio for fiscal 2024 was 40 to 1.
This CEO Pay Ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of
Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company and apply certain exclusions. As a result, and as explained by the SEC when it adopted these rules, in considering this
CEO Pay Ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of
CEO Pay Ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and CEO Pay Ratio disclosures.
Neither the Compensation Committee nor our management used our fiscal CEO Pay Ratio for fiscal 2024 in making compensation decisions.

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Table of Contents	Compensation of Executive Officers | Pay Versus Performance
Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, this section provides information about the relationship between compensation reported in the Summary
Compensation Table and “compensation actually paid,” as calculated under the SEC’s rules, to our principal executive officer (PEO) and our non-PEO NEOs, as well as certain financial performance measures. The disclosure covers our five most recent fiscal years. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how our company or the Compensation Committee view the link between our company’s performance and executive compensation for our PEO and our non-PEO NEOs. For additional information about our pay-for-performance philosophy and how we align executive compensation with company performance, please refer to the “Compensation Discussion and
Analysis” section of this Proxy Statement.
Required Tabular Disclosure of Pay Versus Performance
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation
Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis” section of this Proxy Statement.
Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:		Net Income (millions) ($)	Net Product Revenues (millions) ($)(5)
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Total Stockholder Return ($)(3)	Peer Group Total Stockholder Return ($)(4)
2024	12,732,048	39,392,518	4,119,867	11,247,723	200	122	521.3	1,809.4
2023	16,423,307	31,702,754	5,505,198	7,804,316	141	121	207.8	1,628.9
2022	16,877,545	16,020,538	5,149,608	5,038,751	94	116	182.3	1,401.2
2021	7,530,431	15,297,662	3,510,384	5,612,040	107	129	231.1	1,077.3
2020	2,349,812	18,565,411	1,237,199	5,878,678	118	129	111.8	741.6
(1)  Dr. Morrissey was our PEO for each year presented. The individuals comprising the non-PEO NEOs for each year presented are as follows: (i) for 2024, Mr. Senner, Dr. Aftab, Dr. Peterson and Mr. Hessekiel; (ii) for 2023, Mr. Senner, Dr. Aftab, Dr. Peterson, Dr.
Goodman and Mr. Hessekiel; (iii) for 2022, Mr. Senner, Dr. Goodman, Mr. Haley and Mr. Hessekiel; (iv) for 2021, Mr. Senner, Mr.
Haley, Mr. Hessekiel, Dr. Peter Lamb and Dr. Gisela M. Schwab; and (v) for 2020, Dr. Schwab, Mr. Senner, Mr. Hessekiel and Mr.
Haley.
(2)  Compensation actually paid, as calculated under the SEC’s rules, requires making certain adjustments to the “Total” column of the
Summary Compensation Table to reflect the exclusion and inclusion of certain amounts for the PEO and the Non-PEO NEOs; the tables set forth below reflect those adjustments. Equity values in the tables below are calculated in accordance with FASB ASC Topic
718. Amounts in the “Exclusion of Stock Awards and Options Awards” column of the tables below are the totals from the “Stock
Awards” and “Option Awards” columns set forth in the Summary Compensation Table. The differences between the amounts in the
“Total” column of the Summary Compensation Table and the “compensation actually paid” are primarily attributable to the appreciation in the price of our common stock and the annual vesting of RSU and earned PSU awards, as well as the value recognized upon or following achievement of performance targets for the PSU awards during the year. In addition, with respect to PSU awards granted to the applicable NEOs during fiscal 2020, the grant date fair values of such awards, as computed in accordance with ASC
718, excluding the estimate of estimated forfeitures, are based upon the then-probable outcome of the performance conditions, which was $0 for each NEO.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Options Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	12,732,048	(10,012,388)	36,672,858	39,392,518

80	Exelixis, Inc.

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Options Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	4,119,867	(3,013,432)	10,141,288	11,247,723
The amounts in the “Inclusion of Equity Values” columns in the tables above are derived from the amounts set forth in the following tables:

Year	Year End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year for PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2024	19,215,182	17,032,540	—	425,136	—	36,672,858

Year	Average Year End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for Non- PEO NEOs ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year for Non- PEO NEOs ($)	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	5,783,207	4,123,244	—	234,837	—	10,141,288
(3)  Represents the company’s cumulative TSR. Cumulative TSR is calculated by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between our share price at the end and the beginning of the measurement period, by (ii) our share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is January 3, 2020. Cumulative TSR is calculated assuming an investment of $100 in our common stock on January 3, 2020.
(4)  Represents the cumulative peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Nasdaq Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our annual reports for each of the years in the table.
(5)  SEC rules require us to designate a “Company-Selected Measure” that in our assessment represents the most important financial performance measure used by us to link the compensation actually paid to our PEO and non-PEO NEOs, for the most recently completed fiscal year, to our performance. We have selected Net Product Revenues as this measure.
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship of the
“compensation actually paid” figures that are included in the pay versus performance tabular disclosure above, to (1) our cumulative TSR and that of the Nasdaq Biotechnology index, (2) our net income, and (3) our Net Product Revenues, which is our company-selected measure. In addition, the first graph below further illustrates the relationship between our TSR and that of the Nasdaq Biotechnology Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules and does not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years. The graph assumes that $100 was invested on January 3, 2020 in each of our common stock and the Nasdaq Biotechnology Total Return Index and assumes reinvestment of any dividends.

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Table of Contents	Compensation of Executive Officers | Pay Versus Performance

82	Exelixis, Inc.

Required Tabular Disclosure of Most Important Performance Measures
The most important performance measures used to link “compensation actually paid” to our NEOs for 2024 to company performance are set forth below. For 2024, the company used fewer than three financial performance measures to link
“compensation actually paid” to our NEOs to company performance. For further information regarding these performance metrics and their function in our executive compensation program, please refer to the “Compensation Discussion and
Analysis” section of this Proxy Statement.

Relative TSR
Net Product Revenues
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

2025 Proxy Statement	83

Table of Contents	Compensation Committee Interlocks and Related Party Transactions
COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
During 2024, the Compensation Committee comprised Ms. Smith, Mr. Oliver and Drs. Eckhardt and Papadopoulos. Dr.
Freire concluded her service on the Compensation Committee in January 2024. None of the members of the
Compensation Committee during 2024 has at any time been an officer or employee of Exelixis. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Board recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interests. The Board adopted a written Statement of Policy with respect to Related Person Transactions entered into with related parties. Under this policy, the Audit Committee has been tasked with responsibility to review and approve related party transactions. The policy provides that management shall present related party transactions to the Audit
Committee for approval. The policy does not prevent management from entering into any related party transaction without prior approval of the Audit Committee, so long as such related party transaction is thereafter presented to the
Audit Committee for ratification. If ratification is not forthcoming, then management shall make all reasonable efforts to cancel or annul such transaction.
Under the policy, a “related party” includes: any senior officer (including each executive officer or officer subject to
Section 16 of the Exchange Act) or director of Exelixis; a person who is an immediate family member of a senior officer, director or director nominee; a security holder who is known to own of record or beneficially more than 5% of any class of our securities; a person who is an immediate family member of such security holder; or an entity which is owned or controlled by one of the aforementioned persons, or an entity in which one of the aforementioned persons has a substantial ownership interest in or control over such entity.
All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules. There were no related party transactions reportable under the SEC rules during fiscal 2024, other than as follows:
During 2024, BlackRock, Inc. (BlackRock), a global provider of investment, advisory and risk management solutions and a greater than 5% holder of our common stock, managed a portion of our cash and investments portfolio. As of
January 3, 2025 and December 29, 2023, the fair value of cash and investments managed by BlackRock was
$568.0 million and $633.8 million, respectively, which included $5.5 million and $0.1 million invested in the BlackRock
Liquidity Money Market Fund. We incurred $0.3 million in fees for BlackRock advisory services performed during the year ended January 3, 2025.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and other fiduciaries) to satisfy the delivery requirements for Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of the proxy materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be householding proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker or direct your written request to Investor Relations,
Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502 or contact Exelixis, Inc., Investor Relations at
(650) 837-7000. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

84	Exelixis, Inc.

ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested, is available without charge upon written request to: Investor Relations, Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

JEFFREY J. HESSEKIEL
Executive Vice President and General Counsel

Alameda, California
April 16, 2025

EXELIXIS, INC.
1851 HARBOR BAY PARKWAY
ALAMEDA, CA 94502

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EXEL2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69173-P28034 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXELIXIS, INC.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

Nominees:	For	Against	Abstain
1a. Mary C. Beckerle, Ph.D.	☐	☐	☐
1b. S. Gail Eckhardt, M.D.	☐	☐	☐
1c. Maria C. Freire, Ph.D.	☐	☐	☐
1d. Tomas J. Heyman	☐	☐	☐
1e. David E. Johnson	☐	☐	☐
1f. Michael M. Morrissey, Ph.D.	☐	☐	☐
1g. Robert L. Oliver, Jr.	☐	☐	☐
1h. Stelios Papadopoulos, Ph.D.	☐	☐	☐
1i. George Poste, DVM, Ph.D., FRS	☐	☐	☐
1j. Julie Anne Smith	☐	☐	☐
1k. Jack L. Wyszomierski	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V69174-P28034

EXELIXIS, INC.
Annual Meeting of Stockholders
May 28, 2025, 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael M. Morrissey, Christopher J. Senner and Jeffrey J. Hessekiel, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Exelixis, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Exelixis, Inc. to be held at www.virtualshareholdermeeting.com/EXEL2025 on Wednesday, May 28, 2025, at 9:00 a.m. Pacific Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Continued and to be signed on reverse side